UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hancock Park Corporate Income, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HANCOCK PARK CORPORATE INCOME, INC.

222 West Adams Street, Suite 1850

Chicago, Illinois 60606

(847) 734-2000

August 19, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Hancock Park Corporate Income, Inc. (“Hancock Park” or the “Company”) to be held on Tuesday, October 6, 2026 at 10:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606.

This year’s Annual Meeting is of particular importance. In addition to the customary proposals regarding the election of a director and ratification of Hancock Park’s independent registered public accounting firm, you are being asked to consider and vote on several proposals relating to the orderly wind down and liquidation of the Company, including:

•
The approval of a plan of sale and dissolution authorizing the sale of all or substantially all of the Company’s assets and its dissolution pursuant thereto (the “Plan of Sale and Dissolution”);
•
The withdrawal of the Company’s election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended, which will relieve the Company of the regulatory costs and compliance burdens associated with operating as a business development company, facilitating a more efficient wind down process. The withdrawal of the Company’s BDC election will be effected only if stockholders also approve the Plan of Sale and Dissolution; the Plan of Sale and Dissolution is not conditioned on approval of the BDC withdrawal; and
•
The approval of any adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the foregoing proposals.

The proposals relating to the election of a director, the ratification of KPMG LLP and any adjournment of the Annual Meeting are not contingent on the approval of any other proposal.

As described more fully in the accompanying Proxy Statement, the Company’s board of directors has carefully evaluated a range of strategic alternatives over an extended period, including capital raises, potential mergers, third-party sales and other transactions. After thorough review and consultation with management and outside legal advisors, the board of directors has determined that an orderly wind down and liquidation through the Plan of Sale and Dissolution is advisable and in the best interests of Hancock Park and its stockholders, and unanimously recommends that you vote “FOR” each of the proposals set forth in the Proxy Statement.

The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting, including the background and reasons for the Plan of Sale and Dissolution. We encourage you to read the accompanying Proxy Statement carefully and in its entirety, including the sections entitled “Risk Factors Related to the Plan of Sale and Dissolution” and “Risk Factors Related to the Withdrawal of BDC Election”, before voting.

We are providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). The notice contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our materials, including this Proxy Statement, our 2025 Annual Report, and a form of proxy card or voting instruction card. Those who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy by mail unless they have previously requested delivery of materials electronically. We believe that this distribution process is more resource and cost efficient.

Your vote is extremely important. If you hold your shares in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will have discretionary authority to vote your shares only on the ratification of KPMG LLP. Without instructions on the other proposals, your shares will not be voted on the election of the director nominee or adjournment proposals and will have no effect on the outcome of those proposals, and your shares will not be voted on the Plan of Sale and Dissolution and the BDC withdrawal proposals, which will have the same effect as a vote “AGAINST” these proposals.

Regardless of whether you participate in the Annual Meeting, we urge you to vote as soon as possible. You may vote by proxy online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online, by phone, written proxy, or voting instruction card ensures your representation at the Annual Meeting.

Thank you for your ongoing support of, and continued interest in, Hancock Park.

Sincerely yours,

Bilal Rashid

Chairman of the Board of Directors,

President and Chief Executive Officer

HANCOCK PARK CORPORATE INCOME, INC.

222 West Adams Street, Suite 1850

Chicago, Illinois 60606

(847) 734-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 6, 2026

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Hancock Park Corporate Income, Inc. (“Hancock Park” or the “Company”) will be held on Tuesday, October 6, 2026 at 10:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. The purposes of the Annual Meeting are as follows:

1.
To elect one (1) member to our board of directors to serve as a Class I director, for a term of three years, or until his successor is elected and qualified;
2.
To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026;
3.
To approve a plan of sale and dissolution authorizing the sale of all or substantially all of the Company’s assets (the “Plan of Sale and Dissolution”) and the dissolution of Hancock Park pursuant thereto;
4.
To approve the withdrawal of the Company’s election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended;
5.
To approve any adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals; and
6.
To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Company’s board of directors unanimously recommends that you vote “FOR” each of the proposals described above.

Instead of mailing a paper copy of our proxy materials to all of our stockholders, we are providing access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of our proxy statement and Annual Report for the fiscal year ended December 31, 2025, or the 2025 Annual Report. We will mail the Notice on or about August 19, 2026, which contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including our proxy statement, our 2025 Annual Report, and a form of proxy card or voting instruction card. All stockholders who do not receive the Notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. We have chosen to employ this distribution process to conserve natural resources and reduce the costs of printing and distributing our proxy materials.

Stockholders of record at the close of business on Tuesday, August 11, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your vote is extremely important no matter how many shares you own. If you hold your shares in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will have discretionary authority to vote your shares only on the ratification of KPMG LLP. Without instructions on the other proposals, your shares will not be voted on the election of the director nominee or adjournment proposals and will have no effect on the outcome of those proposals, but a broker non-vote will have the same effect as a vote “AGAINST” the Plan of Sale and Dissolution and the BDC withdrawal proposals.

Whether you expect to attend the Annual Meeting or not, please vote your shares by using the Internet as described in the instructions included in the Notice, by calling the toll-free telephone number, or, if you received a paper copy of the proxy materials, by completing, signing, dating and returning your proxy card or voting instruction card. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. You can change your vote and revoke your proxy at any time before the polls close at the Annual Meeting by following the procedures described in the accompanying proxy statement.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

Tod K. Reichert
Corporate Secretary

Chicago, Illinois
August 19, 2026

HANCOCK PARK CORPORATE INCOME, INC.

222 WEST ADAMS STREET, SUITE 1850

CHICAGO, ILLINOIS 60606

PROXY STATEMENT

for the 2026 Annual Meeting of Stockholders
to be held on Tuesday, October 6, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Hancock Park Corporate Income, Inc., also referred to in this proxy statement as the “Company,” “Hancock Park,” “we” or “us,” for use at our 2026 Annual Meeting of Stockholders, or the Annual Meeting, to be held on Tuesday, October 6, 2026 at 10:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, and at any adjournment or postponement thereof. You may obtain directions to the location of the Annual Meeting by contacting Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606; telephone: (847) 734-2000.

All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted FOR the election of the director nominee of our board of directors, FOR the ratification of our independent registered public accounting firm, FOR the approval of the plan of sale and dissolution (“Plan of Sale and Dissolution”), FOR the approval of the withdrawal of the Company’s election to be regulated as a business development company (“BDC”) and FOR the adjournment of the Annual Meeting, if necessary or appropriate. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary, by submission of a new, later-dated proxy or by appearing at the Annual Meeting and voting in person, See “—Changing Your Vote; Revocation of Proxy” below.

It is anticipated that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about August 19, 2026. This proxy statement, including the accompanying form of proxy, collectively referred to as the Proxy Statement, and the Company’s Annual Report for the fiscal year ended December 31, 2025, or the Annual Report, will first be made available to stockholders on or about August 19, 2026. The Annual Report and Proxy Statement can both be accessed online at www.proxyvote.com beginning on August 19, 2026.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”), except for exhibits, will be furnished without charge to any stockholder upon written request to Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.

Voting Securities

Stockholders of record at the close of business on Tuesday, August 11, 2026 will be entitled to notice of, and to vote at, the Annual Meeting. On that date, 1,474,525 shares of our common stock were issued and outstanding. Each share of common stock entitles the holder thereof to one vote, and each fractional share of common stock entitles the holder thereof to a corresponding fractional vote, with respect to all matters submitted to stockholders at the Annual Meeting. We have no other securities entitled to vote at the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

Quorum and Vote Required

The presence in person or representation by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, have no effect on the outcome, except as described below with respect to Proposals 3 and 4.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on those matters for which specific authorization is required) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal that requires specific authorization has been approved and thus, have no effect on the outcome of such proposals.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares on the ratification of KPMG LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, approval of the Plan of Sale and Dissolution, approval of the withdrawal of the Company’s election to be regulated as a BDC or adjournment of the Annual Meeting without instructions from you, in which case a broker non-vote will occur, which will have the same effect as a vote “AGAINST” the proposals related to the Plan of Sale and Dissolution and the withdrawal of the Company’s election to be regulated as a BDC. We urge you to provide instructions to your broker or nominee.

The table below sets forth the quorum requirements and votes required for each of the proposals to be presented at the Annual Meeting:

Proposal	Description	Quorum Requirement	Vote Required	Broker Discretionary Voting Allowed
No. 1	Election of one (1) Class I director.	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.	The affirmative vote of the holders of a plurality of the shares of common stock represented at the Annual Meeting, provided a quorum is present in person or by proxy.	No
No. 2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy.

Yes
No. 3	Approval of the Plan of Sale and Dissolution authorizing the sale of all or substantially all of the Company’s assets and the dissolution of the Company.	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.	The affirmative vote of the holders of shares entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting.	No
No. 4	Approval of the withdrawal of the Company’s election to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”).	The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.

The affirmative vote of the holders of a “majority of the outstanding voting securities” of the Company, as defined in Section 2(a)(42) of the 1940 Act (i.e., the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Company).

No
No. 5

Approval of any adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

The presence, in person or by proxy, of holders of a majority in voting power of the outstanding shares of common stock entitled to vote at the Annual Meeting.

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy.

No

Election of Class I Director. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required to elect the nominee, Ashwin Ranganathan, as a Class I director. Stockholders may not cumulate their votes. If you vote “withhold from nominee” with respect to Mr. Ranganathan, your shares will not be voted with respect to Mr. Ranganathan. Because directors are elected by a plurality of the votes, votes withheld and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote. Similarly, broker non-votes will have no effect on the outcome of the vote. Under plurality voting, Mr. Ranganathan may be elected even if he receives a favorable vote of less than a majority of the Company’s outstanding common stock.

Ratification of Our Independent Registered Public Accounting Firm. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 2, we expect that there will be no broker non-votes regarding Proposal 2 (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

Approval of a Plan of Sale and Dissolution. The affirmative vote of the holders of a majority of all the votes entitled to be cast at the Annual Meeting is required to approve the Plan of Sale and Dissolution. Because the vote required is based on all votes entitled to be cast, and not merely those shares present and voting, a failure to vote, an abstention from voting, or a broker non-vote will have the same effect as a vote “AGAINST” this proposal. Banks and brokers will not have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 3. Section 6.2(a)(ii) of the Company’s Articles of Amendment and Restatement provides that the affirmative vote of 80% of the votes entitled to be cast is required to approve the liquidation or dissolution of the Company; provided, however, that if the Continuing Directors, by a vote of at least two-thirds, approve such proposal, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient. “Continuing Directors” means the Company’s initial directors and any director whose nomination or election to fill a vacancy was approved by a majority of the Continuing Directors then on the board of directors. The Continuing Directors have approved Proposal 3 by the requisite two-thirds vote.

Approval of the Withdrawal of the Company’s BDC Election. The affirmative vote of the holders of a “majority of the outstanding voting securities” of the Company, as defined in Section 2(a)(42) of the 1940 Act is required to approve the withdrawal of the Company’s election to be regulated as a BDC. This means the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Company. Because the vote required is based on a threshold of outstanding voting securities, and not merely those shares present and voting, a failure to vote, an abstention from voting, or a broker non-vote will have the same effect as a vote “AGAINST” this proposal. Banks and brokers will not have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 4.

Approval of Adjournments of the Annual Meeting. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals. An abstention from voting on this proposal will have no effect on the outcome of this proposal. Banks and brokers will not have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 5, and broker non-votes will have no effect on the outcome of the vote.

Voting Your Shares

If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy by telephone, over the Internet, by mail or you may vote in person at the Annual Meeting.

You may vote by telephone. You may vote your shares by following the “Vote by Phone” instructions set forth on the enclosed proxy card.

You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the enclosed proxy card.

You may vote by mail. You may vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR the director nominee of our board of directors and FOR each of Proposals 2, 3, 4 and 5.

You may vote in person. If you attend the Annual Meeting and are a registered stockholder, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting. If you hold your shares through a bank or broker, you must obtain a legal proxy from your bank or broker in order to vote at the Annual Meeting.

Changing Your Vote; Revocation of Proxy

Voting by telephone, over the Internet or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:

•
file with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;
•
duly execute a later dated proxy relating to the same shares and deliver it to our corporate secretary before the taking of the vote; or
•
attend the Annual Meeting and vote in person.

Attendance at the Annual Meeting, if a stockholder does not vote at the Annual Meeting, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified in those proxies.

If the shares you own are held in your name and you do not specify on the proxy card how your shares are to be voted, they will be voted FOR: (i) the election of the director nominee named in this proxy statement and recommended by our board of directors; (ii) the ratification of the selection of KPMG LLP as our independent registered public accounting firm; (iii) the Plan of Sale and Dissolution; (iv) the withdrawal of the Company’s BDC election; (v) the adjournment of the Annual Meeting; and (vi) any other items that may properly come before the Annual Meeting in the discretion of the persons appointed as proxies.

If the shares you own are held in “street name,” the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. To vote your shares held in “street name,” you will need to follow the directions provided to you by your bank or brokerage firm.

Information Regarding This Solicitation

The accompanying proxy is solicited by and on behalf of our board of directors, and we, and therefore, indirectly, our stockholders, will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing the Notice of Internet Availability of Proxy Materials, this proxy statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card.

The Company intends to use the services of D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated fee of approximately $12,500, including expenses. As the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of D.F. King if the stockholder’s votes have not yet been received. Proxies may also be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK IN PERSON, YOU WILL NEED TO BRING PHOTO IDENTIFICATION IN ORDER TO BE ADMITTED TO THE ANNUAL MEETING.

TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE MEETING AND PROPOSALS	7
Questions about the Annual Meeting	7
Questions about the Plan of Sale and Dissolution	12
Questions about the Withdrawal of the Company’s BDC Election	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	15
PROPOSAL ONE: ELECTION OF A DIRECTOR	16
Board of Directors Recommendation	16
Required Vote	19
Corporate Governance	20
Related-Party Transactions and Certain Relationships	24
Corporate Governance Documents	29
Annual Evaluation	29
Fiscal Year 2025 Director Compensation	31
PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
Board of Directors Recommendation	32
Audit Committee Report	33
Required Vote	33
PROPOSAL THREE: PLAN OF SALE AND DISSOLUTION	34
Board of Directors Recommendation	34
Background of the Plan of Sale and Dissolution	34
Board Engagement and Evaluation	36
Reasons for the Plan of Sale and Dissolution	36
Summary of the Plan of Sale and Dissolution	38
Risk Factors Related to the Plan of Sale and Dissolution	41
Required Vote	46
BUSINESS OF THE COMPANY	48
MARKET INFORMATION AND DISTRIBUTIONS	49
PROPOSAL FOUR: WITHDRAWAL OF BDC ELECTION	50
Board of Directors Recommendation	50
Reasons for the Withdrawal	50
Effect of the Withdrawal	50
Risk Factors Related to the Withdrawal of BDC Election	51
Relationship to the Plan of Sale and Dissolution	52
Required Vote	53
PROPOSAL FIVE: ADJOURNMENT OF ANNUAL MEETING	54
Board of Directors Recommendation	54
Required Vote	54
SUBMISSION OF STOCKHOLDERS PROPOSALS	55

Appendix A: Plan of Sale and Dissolution	A-1
Appendix B: Liquidating Trust Agreement	B-1

Questions and Answers about the Annual MEETING AND PROPOSALS

The following questions and answers are intended to briefly address some commonly asked questions regarding the Annual Meeting, the Plan of Sale and Dissolution and the withdrawal of the Company’s BDC election. These questions and answers are qualified in their entirety by the more detailed information contained elsewhere in this Proxy Statement, including the sections entitled “Background of the Plan of Sale and Dissolution,” “Reasons for the Plan of Sale and Dissolution,” “Summary of the Plan of Sale and Dissolution” and “Risk Factors Related to the Plan of Sale and Dissolution.”

Questions about the Annual Meeting

Q: Why am I receiving these materials?

A: This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Hancock Park Corporate Income, Inc., also referred to in this proxy statement as the “Company,” “Hancock Park,” “we” or “us,” for use at our 2026 Annual Meeting of Stockholders.

It is anticipated that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about August 19, 2026. This proxy statement, including the accompanying form of proxy, collectively referred to as the Proxy Statement, and the Company’s Annual Report for the fiscal year ended December 31, 2025, or the Annual Report, will first be made available to stockholders on or about August 19, 2026. The Annual Report and Proxy Statement can both be accessed online at www.proxyvote.com beginning on August 19, 2026.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.

Q: How can I attend the Annual Meeting?

A: The Annual Meeting will be held on Tuesday, October 6, 2026 at 10:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. If you are eligible, you may attend the Annual Meeting in person. You may obtain directions to the location of the Annual Meeting by contacting Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606; telephone: (847) 734-2000.

Q: Who is allowed to vote at the Annual Meeting?

A: Stockholders of record at the close of business on Tuesday, August 11, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 1,474,525 shares of our common stock were issued and outstanding. We have no other securities entitled to vote at the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

Q: What am I voting on at the Annual Meeting?

A: The Company’s stockholders are being asked to vote on the following proposals at the Annual Meeting:

1.
To elect one (1) member to our board of directors, Ashwin Ranganathan, to serve as a Class I director, for a term of three years, or until his successor is elected and qualified;
2.
To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026;
3.
To approve the Plan of Sale and Dissolution;
4.
To approve the withdrawal of the Company’s election to be regulated as a BDC under the 1940 Act;
5.
To approve any adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals; and
6.
To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Q: How many votes do I have?

A: The Record Date of the Annual Meeting is Tuesday, August 11, 2026. Each share of common stock entitles the holder thereof to one vote with respect to all matters submitted to stockholders at the Annual Meeting.

Q: What if my broker holds my shares of common stock?

A: If you are a beneficial owner whose shares are held by a broker on the Record Date, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” Broker non-votes (when shares are represented at the Annual Meeting by a proxy specifically conferring only limited authority to vote on those matters for which specific authorization is required) are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal that requires specific authorization has been approved and thus, have no effect on the outcome of such proposals.

If you are a beneficial owner whose shares are held by a broker on the Record Date, your broker has discretionary voting authority to vote your shares on the ratification of KPMG LLP, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of the director nominee, approval of the Plan of Sale and Dissolution, approval of the withdrawal of the Company’s election to be regulated as a BDC or adjournment of the Annual Meeting without instructions from you, in which case a broker non-vote will occur, which will have the same effect as a vote “AGAINST” the proposals related to the Plan of Sale and Dissolution and the withdrawal of the Company’s election to be regulated as a BDC. We urge you to provide instructions to your broker or nominee.

Q: How are votes counted?

A: Votes will be counted by the inspectors of election appointed for the Annual Meeting, who will separately count “FOR”, “AGAINST”, “WITHHOLD” and “ABSTAIN” votes. The effects of abstentions on each proposal are described below under the questions “What is the quorum requirement at the Annual Meeting?” and “What are the vote requirements for each proposal?”

Q: How does the board of directors recommend voting on each proposal at the Annual Meeting?

A: The board of directors recommends voting “FOR” each proposal at the Annual Meeting.

Q: What is the quorum requirement at the Annual Meeting?

A: The presence in person or representation by proxy of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. On the Record Date, there were 1,474,525 shares outstanding and entitled to vote. Thus, 737,263 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained. Abstentions are included in the shares present at the Annual Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus, have no effect on the outcome, except as described below with respect to Proposals 3 and 4.

Q: What are the vote requirements for each proposal?

A:

Proposal	Description	Vote Required	Broker Discretionary Voting Allowed
No. 1	Election of one (1) Class I director.	The affirmative vote of the holders of a plurality of the shares of common stock represented at the Annual Meeting, provided a quorum is present in person or by proxy.	No
No. 2	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy.

Yes
No. 3	Approval of the Plan of Sale and Dissolution authorizing the sale of all or substantially all of the Company’s assets and the dissolution of the Company.	The affirmative vote of the holders of shares entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting.	No
No. 4	Approval of the withdrawal of the Company’s election to be regulated as a BDC under the 1940 Act.

The affirmative vote of the holders of a “majority of the outstanding voting securities” of the Company, as defined in Section 2(a)(42) of the 1940 Act (i.e., the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Company).

No
No. 5

Approval of any adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy.

No

Election of Class I Director. The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required to elect the nominee, Ashwin Ranganathan, as a Class I director. Stockholders may not cumulate their votes. If you vote “withhold from nominee” with respect to Mr. Ranganathan, your shares will not be voted with respect to Mr. Ranganathan. Because directors are elected by a plurality of the votes, votes withheld and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote. Similarly, broker non-votes will have no effect on the outcome of the vote. Under plurality voting, Mr. Ranganathan may be elected even if he receives a favorable vote of less than a majority of the Company’s outstanding common stock.

Ratification of Our Independent Registered Public Accounting Firm. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve this proposal. An abstention from voting on this proposal will have no effect on the outcome of this proposal. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 2, we expect that there will be no broker non-votes regarding Proposal 2 (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

Approval of a Plan of Sale and Dissolution. The affirmative vote of the holders of a majority of all the votes entitled to be cast at the Annual Meeting is required to approve the Plan of Sale and Dissolution. Because the vote required is based on all votes entitled to be cast, and not merely those shares present and voting, a failure to vote, an abstention from voting, or a broker non-vote will have the same effect as a vote “AGAINST” this proposal. Banks and brokers will not have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 3. Section 6.2(a)(ii) of the Company’s Articles of Amendment and Restatement provides that the affirmative vote of 80% of the votes entitled to be cast is required to approve the liquidation or dissolution of the Company; provided, however, that if the Continuing Directors, by a vote of at least two-thirds, approve such proposal, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient. “Continuing Directors” means the Company’s initial directors and any director whose nomination or election to fill a vacancy was approved by a majority of the Continuing Directors then on the board of directors. The Continuing Directors have approved Proposal 3 by the requisite two-thirds vote.

Approval of the Withdrawal of the Company’s BDC Election. The affirmative vote of the holders of a “majority of the outstanding voting securities” of the Company, as defined in Section 2(a)(42) of the 1940 Act is required to approve the withdrawal of the Company’s election to be regulated as a BDC. This means the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Company. Because the vote required is based on a threshold of outstanding voting securities, and not merely those shares present and voting, a failure to vote, an abstention from voting, or a broker non-vote will have the same effect as a vote “AGAINST” this proposal.

Approval of Adjournments of the Annual Meeting. The affirmative vote of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal is required to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals. An abstention from voting on this proposal will have no effect on the outcome of this proposal. Banks and brokers will not have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 5, and broker non-votes will have no effect on the outcome of the vote.

Q: How do I vote my shares of common stock?

A: If you are the record holder of your shares, you may vote in one of four ways. You may vote by submitting your proxy by telephone, over the Internet, by mail or you may vote in person at the Annual Meeting.

You may vote by telephone. You may vote your shares by following the “Vote by Phone” instructions set forth on the enclosed proxy card.

You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by following the “Vote by Internet” instructions set forth on the enclosed proxy card.

You may vote by mail. You may vote by completing, dating and signing the proxy card that accompanies this proxy statement and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR the director nominee of our board of directors and FOR each of Proposals 2, 3, 4 and 5.

You may vote in person. If you attend the Annual Meeting and are a registered stockholder, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the Annual Meeting. If you hold your shares through a bank or broker, you must obtain a legal proxy from your bank or broker in order to vote at the Annual Meeting.

Q: How will my proxy be voted?

A: All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted FOR the election of the director nominee of our board of directors, FOR the ratification of our independent registered public accounting firm, FOR the approval of the Plan of Sale and Dissolution, FOR the approval of the withdrawal of the Company’s election to be regulated as a BDC and FOR the adjournment of the Annual Meeting, if necessary or appropriate.

If the shares you own are held in “street name,” the bank or brokerage firm, as the record holder of your shares, is required to vote your shares in accordance with your instructions. To vote your shares held in “street name,” you will need to follow the directions provided to you by your bank or brokerage firm.

Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to our corporate secretary, by submission of a new, later-dated proxy or by appearing at the Annual Meeting and voting in person, See “—If I vote by proxy can I change my vote?” below.

Q: If I vote by proxy can I change my vote?

A: Voting by telephone, over the Internet or execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. A proxy may be revoked before it is used to cast a vote. To revoke a proxy, a stockholder must:

•
file with our corporate secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;
•
duly execute a later dated proxy relating to the same shares and deliver it to our corporate secretary before the taking of the vote; or
•
attend the Annual Meeting and vote in person.

Attendance at the Annual Meeting, if a stockholder does not vote at the Annual Meeting, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified in those proxies.

Q: Who will bear the expense of this proxy statement?

A: The accompanying proxy is solicited by and on behalf of our board of directors, and we, and therefore, indirectly, our stockholders, will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing the Notice of Internet Availability of Proxy Materials, this proxy statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card.

The Company intends to use the services of D.F. King to assist in the solicitation of proxies and expects to pay market rates for such services, with an estimated fee of approximately $12,500, including expenses. As the Annual Meeting approaches, certain stockholders may receive a telephone call from a representative of D.F. King if the stockholder’s votes have not yet been received. Proxies may also be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and/or facsimile transmission.

Q: If I plan to attend the Annual Meeting in person, do I need to bring anything with me?

A: If you plan to attend the Annual Meeting and vote your shares of the Company’s common stock in person, you will need to bring photo identification in order to be admitted to the Annual Meeting.

Q: How can I find out the results of the Annual Meeting?

A: Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us to timely file a Current Report on Form 8-K, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q: Whom can I contact with any additional questions?

A: You can contact the Company’s Corporate Secretary, Tod K. Reichert, by telephone: (847) 734-2000.

Q: What do I need to do now?

A: You are urged to read this entire document, including its appendices and the documents incorporated by reference.

Questions about the Plan of Sale and Dissolution

Q: Why is the Plan of Sale and Dissolution being proposed?

A: Our board of directors, after reviewing management’s evaluation of a range of strategic alternatives conducted over an extended period, including capital raises, potential mergers, third-party sales and other transactions, and after consulting with management and outside legal advisors, has determined that an orderly wind down and liquidation through the Plan of Sale and Dissolution is advisable and in the best interests of the Company and its stockholders. Among other factors, the board of directors considered the Company’s size and asset composition, the impending maturity of the Company’s $15.0 million unsecured note due in November 2026 (of which $4.0 million was redeemed on August 10, 2026, leaving $11.0 million outstanding), ongoing regulatory and compliance costs associated with operating as a BDC and public reporting company, and the assessment that a viable strategic transaction was unlikely. For a more detailed discussion, see “Background of the Plan of Sale and Dissolution” beginning on page 34 and “Reasons for the Plan of Sale and Dissolution” beginning on page 36.

Q: What is the Plan of Sale and Dissolution?

A: The Plan of Sale and Dissolution authorizes the board of directors to sell, convey or otherwise dispose of any or all of the Company’s assets, in one or more transactions and without further stockholder approval and to wind down the Company’s business and affairs, including paying or making provisions for all liabilities, establishing reserves as the board of directors deems appropriate and distributing the Company’s remaining assets to stockholders in one or more liquidating distributions. Following the complete distribution of assets, the board of directors may transfer any remaining assets to a liquidating trust or convert the Company into a liquidating entity to complete the wind down process, in which case shares of the Company’s common stock would automatically convert into non-transferable beneficial or ownership interests in such trust or entity. The board of directors retains the authority to modify or terminate the Plan of Sale and Dissolution without stockholder approval at any time prior to the filing of the Company’s notice of dissolution with the State of Maryland. A copy of the Plan of Sale and Dissolution is attached to this Proxy Statement as Appendix A.

Q: What will I receive if the Plan of Sale and Dissolution is approved?

A: If the Plan of Sale and Dissolution is approved and successfully implemented, the Company intends to distribute its remaining assets to stockholders in one or more liquidating distributions, after payment of, or provision for, all liabilities, including the repayment of the remaining $11.0 million of the unsecured note. As of June 30, 2026, the board of directors estimates that stockholders will receive total liquidating distributions in the range of approximately $3.50 to $4.30 per share, although there can be no assurance as to the actual amounts or timing of any such distributions. This estimate is based on assumptions regarding portfolio liquidation values and wind down costs and is subject to uncertainty. Actual amounts and timing of any liquidating distributions will depend on factors including market conditions at the time of sale and the amount of liabilities to be satisfied or reserved, and may differ materially from this estimate. The amount ultimately distributed to our stockholders could be less than the estimated amounts set forth above. If the board of directors transfers the Company’s remaining assets to a liquidating trust or converts the Company to a liquidating entity to complete the wind down process, stockholders would receive corresponding non-transferable beneficial or ownership interests in such trust or entity in lieu of direct distributions. The actual amount you receive will depend on a number of factors, including the proceeds realized from asset sales, the costs of the wind down process and the amount of liabilities to be satisfied or reserved. See “Risk Factors Related to the Plan of Sale and Dissolution” beginning on page 41.

Q: When will I receive liquidating distributions?

A: The timing and number of liquidating distributions will depend on the pace of asset sales and the resolution of the Company’s liabilities. Once the Plan of Sale and Dissolution is approved, management intends to execute the liquidation as expeditiously as possible to minimize ongoing operating costs and maximize distributions to stockholders. However, we cannot predict with certainty the exact timing, amount or number of distributions. Liquidating distributions would be made only after repayment or other satisfaction of the remaining $11.0 million of the unsecured note and payment of, or provision for, the Company’s other liabilities. See “Liquidating Distributions” beginning on page 38.

Q: What happens to my shares if the Plan of Sale and Dissolution is approved?

A: If the Plan of Sale and Dissolution is approved and the Company completes the sale of its assets, all outstanding shares of common stock will be cancelled at the conclusion of the dissolution process. Prior to that time, your shares of the Company’s common stock will continue to be transferable to the same extent as before the approval of the Plan of Sale and Dissolution. However, if the board of directors determines it is necessary or advisable to transfer the Company’s remaining assets to a liquidating trust or to convert the Company to a liquidating entity, your shares of common stock would automatically convert into non-transferable beneficial or ownership interests in such trust or entity, and would no longer be transferable. See “Summary of the Plan of Sale and Dissolution” beginning on page 38.

Q: What happens if the Plan of Sale and Dissolution is not approved?

A: If the Plan of Sale and Dissolution is not approved by stockholders, the board of directors will continue to evaluate strategic alternatives available to the Company, which may include continuing to operate the business, pursuing other transactions or reconsidering a wind down at a later date. In addition, because the withdrawal of the Company’s BDC election (Proposal 4) is contingent on approval of the Plan of Sale and Dissolution, the Company will not withdraw its BDC election if the Plan of Sale and Dissolution is not approved, even if Proposal 4 is approved by stockholders. However, the Company’s remaining $11.0 million of the unsecured note due in November 2026 may not be able to be refinanced or extended. If the Plan of Sale and Dissolution is not approved and the Company is unable to refinance or otherwise extend the maturity of the unsecured note, the Company may not have sufficient liquidity to repay the principal at maturity, which could result in a default on the unsecured note.

Q: Can the board of directors terminate or modify the Plan of Sale and Dissolution?

A: Yes. At any time prior to the filing of the Company’s notice of dissolution with the State Department of Assessments and Taxation of Maryland, the board of directors may, without further stockholder approval, terminate, modify or amend the Plan of Sale and Dissolution if it determines that doing so is in the best interests of the Company and its stockholders. Any termination or modification may impact the timing and amount of liquidating distributions.

Q: What vote is required to approve the Plan of Sale and Dissolution?

A: Approval of the Plan of Sale and Dissolution requires the affirmative vote of the holders of a majority of all the votes entitled to be cast on this proposal. The Company’s Articles of Amendment and Restatement provides that the affirmative vote of 80% of the votes entitled to be cast is required to approve the liquidation or dissolution of the Company; however, the Continuing Directors have approved the Plan of Sale and Dissolution by the requisite two-thirds vote, reducing the threshold to a majority of all votes entitled to be cast. Because the vote is based on all votes entitled to be cast, and not merely those shares present and voting, a failure to vote, an abstention or a broker non-vote will have the same effect as a vote “AGAINST” this proposal.

Q: Am I entitled to appraisal or dissenters’ rights?

A: No. Stockholders have no dissenters’ or appraisal rights in connection with the Plan of Sale and Dissolution or any other proposal described in this Proxy Statement. Under the Company’s Articles of Amendment and Restatement, stockholders do not have appraisal or dissenters’ rights unless the board of directors determines that such rights apply, and the board of directors has made no such determination with respect to any proposal described in this Proxy Statement.

Q: Do any directors or officers have interests in the Plan of Sale and Dissolution that differ from mine?

A: The Company’s directors and executive officers may be deemed to have interests in the Plan of Sale and Dissolution that differ from, or are in addition to, those of stockholders generally. The Company’s executive officers do not receive direct compensation from the Company. However, they are compensated by Orchard First Source Capital, Inc. (“OFSC”), an affiliate of OFS Advisor, and the Company reimburses OFSC for its allocable share of such compensation under the Administration Agreement. If the Plan of Sale and Dissolution is approved and the Company is dissolved, the Advisory Agreement and the Administration Agreement are expected to terminate, therefore compensation payment to companies, directors and officers would cease upon dissolution. The Company’s independent directors receive annual cash retainers for their board of directors service, which would cease upon dissolution of the Company. The board of directors was aware of these interests and considered them in making its recommendation. See “Related-Party Transactions and Certain Relationships.”

Q: What are the U.S. federal income tax consequences of the Plan of Sale and Dissolution?

A: The tax consequences of the Plan of Sale and Dissolution will depend on a stockholder’s individual circumstances. The sale of the Company’s assets in the Plan of Sale and Dissolution is not expected to be a taxable event for the Company’s stockholders. However, in general, receipt of a liquidating distribution by a stockholder will be a taxable event, in which the stockholder will be viewed as having sold his or her shares in exchange for an amount equal to the cash that he or she receives. Each stockholder generally will recognize gain (or loss) for federal income tax purposes equal to the amount by which such cash exceeds (or is less than) the stockholder’s adjusted tax basis in his or her Company shares. If any gain or loss is recognized, such gain or loss generally will be treated as long-term capital gain or loss if the stockholder held its shares for more than one year and otherwise generally will be treated as short-term capital gain or loss. You should consult your own tax advisor regarding the specific tax consequences applicable to you under federal, state, local and/or non-U.S. tax laws in light of your particular circumstances. See “Material U.S. Federal Income Tax Consequences” beginning on page 40.

Questions about the Withdrawal of the Company’s BDC Election

Q: Why is the Company seeking approval to withdraw its BDC election?

A: The withdrawal of the Company’s BDC election will relieve the Company of the regulatory costs and compliance burdens associated with operating as a BDC under the 1940 Act, facilitating a more efficient wind down process. See “Proposal Four: Withdrawal of BDC Election” beginning on page 50.

Q: What vote is required to approve the withdrawal of the BDC election?

A: Approval of the withdrawal of the Company’s BDC election requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Company, as defined in Section 2(a)(42) of the 1940 Act — that is, the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. A failure to vote, an abstention or a broker non-vote will have the same effect as a vote “AGAINST” this proposal.

Q: Are any of the proposals contingent on one another?

A: Yes. The withdrawal of the Company’s BDC election (Proposal 4) will be effected only if stockholders also approve the Plan of Sale and Dissolution (Proposal 3). The Plan of Sale and Dissolution is not conditioned on approval of the BDC withdrawal, and Proposals 1, 2 and 5 are not contingent on any other proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding beneficial ownership of our common stock as of August 11, 2026 by:

•
each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock as of such date, based upon information furnished by our transfer agent and other information obtained from such persons, if available;
•
each of our directors (which includes our nominee);
•
our officers; and
•
all of our directors and officers as a group.

The number of shares of common stock beneficially owned by each person or entity is determined in accordance with the applicable rules of the SEC and includes voting or investment power with respect to shares of our common stock. The information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under state community property laws. The Company’s directors are divided into two groups — independent directors and interested directors. Interested directors are “interested persons” of Hancock Park Corporate Income, Inc. as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all officers and directors is c/o Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. The inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

There were, as of August 11, 2026, approximately 193 holders of record and 347 beneficial holders of our common stock.

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned(2)	Percentage of Common Stock Beneficially Owned(1)	Dollar Range of Our Equity Securities Beneficially Owned by Directors(2)(3)	Dollar Range of Equity Securities in the Fund Complex Beneficially Owned by Directors(2) (3)(4)(5)
Holders of more than 5% of our Common Stock:
Orchard First Source Asset Management Holdings, LLC	74,084	5.02%	None	Over $100,000
Independent Directors:
Ashwin Ranganathan	0	None	None	None
Elaine E. Healy	0	None	None	$50,001-$100,000
Interested Director:
Bilal Rashid	0	None	None	Over $100,000
Officers Who Are Not Directors:
Mukya S. Porter	0	None	N/A	N/A
Tod K. Reichert	0	None	N/A	N/A
Kyle Spina	0	None	N/A	N/A
All Directors and officers as a group (6 persons)	0	―	N/A	N/A

* Less than 1% of our outstanding common stock.

(1)
Applicable percentage of ownership for each holder is based on 1,474,525 shares of common stock outstanding on August 11, 2026.
(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. None of the reported shares held by our directors or officers are pledged as security.
(3)
The dollar range of our equity securities beneficially owned is calculated by multiplying the offering price of our common stock as of August 11, 2026, times the number of shares beneficially owned.
(4)
The dollar range of equity securities that were beneficially owned by each director or officer as of August 11, 2026 is stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or Over $100,000. “Fund Complex” includes: (i) the Company; (ii) OFS Capital Corporation (“OFS Capital”), a BDC advised by OFS Capital Management, LLC (“OFS Advisor”); (iii) OFS Credit Company, Inc. (“OFS Credit”), a closed end investment company advised by OFS Advisor; and (iv) CIM Real Assets & Credit Fund (“CIM RACR”), a registered investment company sub-advised by OFS Advisor.
(5)
Orchard First Source Asset Management Holdings, LLC (“OFSAM Holdings”) owns 2,946,473 shares of the common stock of OFS Capital. OFSAM Holdings is owned directly or indirectly by Bilal Rashid and Orchard Investments, LLC (“OI”), indirectly owned by OI3, LLC (“OI3”), as an owner of OI, indirectly owned by the OI3 2019 Trust, as owner of OI3, and indirectly owned by Richard S. Ressler, as investment trustee of the OI3 2019 Trust established by Mr. Ressler for the benefit of his family members. Mr. Ressler disclaims beneficial ownership of the shares held by OFSAM Holdings and OI3 except to the extent of his pecuniary interest therein. The dollar range of the equity securities of OFS Capital beneficially owned is calculated by multiplying the closing price of OFS Capital’s common stock as reported on The Nasdaq Global Select Market on August 11, 2026, times the number of shares beneficially owned. As of August 11, 2026, OFSAM Holdings and its affiliates own 1,271,004 shares of the common stock of OFS Credit. Additionally, Messrs. Ressler, Rashid and Reichert purchased, 337,500, 11,300 and 7,500, respectively, shares of the common stock of OFS Credit in its initial public offering and subscription rights offering and have each received additional shares in connection with share dividend distributions. The dollar range of the equity securities of OFS Credit beneficially owned is calculated by multiplying the closing price of OFS Credit’s common stock as reported on the Nasdaq Capital Market on August 11, 2026, times the number of shares beneficially owned. OFSAM Holdings votes its shares of the common stock of OFS Capital and OFS Credit as determined by OFSAM Holdings’s executive committee, which is comprised of Messrs. Ressler and Rashid. Mr. Rashid is not a beneficial owner of the common stock of OFS Capital or OFS Credit held by OFSAM Holdings for purposes of Section 13(d) of the Exchange Act. The shares of OFS Capital and OFS Credit held by OFSAM Holdings are pledged as security for a revolving credit facility.

PROPOSAL ONE

ELECTION OF A DIRECTOR

Board of Directors Recommendation

Our board of directors recommends a vote “FOR” the election of Mr. Ranganathan as a Class I director.

We have three classes of directors, currently consisting of one Class I director, one Class II director and one Class III director. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. The terms of the three classes are staggered in a manner so that only one class is elected by stockholders annually. Ashwin Ranganathan is currently serving as the Class I director and his term expires in 2026. Bilal Rashid is currently serving as the Class II director and his term expires in 2027. Elaine E. Healy is currently serving as the Class III director and her term expires in 2028. The Class I director elected this year will serve as a member of our board of directors until the 2029 annual meeting of stockholders, or until his successor is elected and qualified. If the Plan of Sale and Dissolution described in Proposal 3 is approved and the Company is dissolved, the Class I director elected this year may not serve the full three-year term to which he is elected.

The persons named in the enclosed proxy card will vote to elect Mr. Ranganathan as a Class I director unless you cast a vote “withhold from nominee” by marking the proxy card (whether executed by you or through the Internet or telephonic voting). Mr. Ranganathan currently serves on our board of directors, has indicated his willingness to continue to serve if elected and has consented to be named as a nominee. However, if the director nominee should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our board of directors. Our board of directors has no reason to believe that the nominee will be unable to serve if elected.

Summary of Nominee and Incumbent Directors

Director Nominee

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships(1)	Other Public Company Boards(2)
Ashwin Ranganathan*	56	2022	2026	Founder and Chief Executive Officer of Sikander Capital	A, N (chair)	2

Incumbent Directors

Name	Age	Director Since	Term Expiring	Primary Occupation	Committee Memberships(1)	Other Public Company Boards(2)
Bilal Rashid	55	2015	2027	Chairman of the Board, President and Chief Executive Officer of the Company	―	3
Elaine E. Healy*	64	2021	2028	Co-Founder and Chief Executive Officer of NexGen Venture Partners, LLC	A (chair), N	2

* Independent Director

(1)
A = Audit committee of the board of directors (the “Audit Committee”)

N = Nominating and corporate governance committee of the board of directors (the “Nominating and Corporate Governance Committee”)

(2)
Includes directorships in the Fund Complex, including the Company, OFS Capital and OFS Credit each of which are advised by OFS Advisor, and CIM RACR, which is sub-advised by OFS Advisor.

Director Qualifications

In considering whether to recommend any particular candidate for inclusion in the board of director’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria attached to its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.

We believe that our directors and this year’s nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board of directors as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics. The following tables summarize certain of these key qualifications, attributes, skills and experiences, and identify director candidates possessing the same.

Experience, Expertise or Attribute	Importance
Leadership and Management Ability (L)

The Company believes that those who have held significant executive leadership roles bring a unique perspective to board service. Generally, these individuals possess a number of important leadership qualities, including strategic planning skills, practical application of risk analysis, the ability to problem solve in even the most difficult of circumstances, and the ability to make highly impactful, definitive decisions.

Financial Experience (FE)	An understanding of finance, the financial services industry and asset management is an important component of serving on our board of directors.
Audit and Financial Reporting (AFR)

Experience as an accountant or auditor at a large accounting firm, chief financial officer, chief accounting officer or other similar position in accounting and financial reporting mitigates financial risks and enhances the oversight role of the board of directors.

Corporate Governance (CG)

The rules, responsibilities and obligations governing the Company, and its subsidiaries, create the framework within which the Company operates and executes its strategic mission. As such, they create an important backdrop to every board discussion, decision and plan, and knowledge of these rules aids in fostering such discussions, making such decisions and creating such plans.

Innovation and Strategic Proposals (ISP)

The practical, solutions-oriented experience that comes with business operations and the planning, implementation and maintenance of strategic activities provides a valuable backdrop for the performance of board activities. Accordingly, the Company seeks and values directors with experience in a variety of business operations and strategic planning.

Risk Management (RM)

Risk management plays an integral role in all facets of the Company’s decision-making and strategic planning. Failure to appropriately identify, anticipate or plan for, and respond to, material risks could have a meaningful, detrimental impact to the Company. Accordingly, directors with practical risk management experience are particularly important to the Company.

Diversity (D)

The Company recognizes that board diversity, including gender, race, ethnicity, expertise, experience, background and perspective, creates a more balanced, inclusive, and better prepared decision-making body.

	L	FE	AFR	CG	ISP	RM	D
Elaine E. Healy	•	•	•	•	•	•	•
Ashwin Ranganathan	•	•		•	•	•	•
Bilal Rashid	•	•		•	•	•	•

Our board of directors does not have a specific diversity policy but considers a number of factors in evaluating candidates for board membership, including, but not limited to: (i) personal and professional integrity, ethics and values; (ii) diversity of expertise and experience in substantive matters pertaining to the Company’s business; and (iii) diversity of background and perspective. We believe that a board composed of highly qualified individuals from diverse backgrounds promotes better corporate governance, performance and effective decision-making process. The table below provides certain highlights of the composition of our board members and nominee.

Board Diversity Matrix (as of August 11, 2026)

Total Number of Directors	3
	Female	Male	Non-binary	Did not disclose gender
Part I: Gender Identity
Directors	1	2
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		2
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Set forth below for each of our directors, including the Class I director nominee, is information as of August 11, 2026 with respect to each director’s (a) name and age, (b) positions and offices with us, (c) principal occupation and business experience during at least the past five years, (d) directorships, if any, of publicly held companies held during the past five years and (e) the year such person became a member of our board of directors.

Following each director’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominating and Corporate Governance Committee and board of directors to determine that each individual should serve as a director.

Our Director Nominee				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director (3) 3
Independent Director
Mr. Ranganathan is considered independent for purposes of the 1940 Act.
Class I director, nominee to be elected at the 2026 Annual Meeting of Stockholders (if elected, term to expire in 2029)
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Ashwin Ranganathan (1)(2)	56	2022

Mr. Ranganathan currently serves on the board of directors of OFS Capital and the board of trustees of CIM RACR, an affiliate of the Company which is sub-advised by OFS Advisor. Mr. Ranganathan is the founder and CEO of Sikander Capital, a multi-asset family office focused on equity, venture capital and real estate, which he founded in 2013. Prior to that, from 2005 until 2013, he was a partner and managing director at Tudor Capital, a $13 billion global multi-strategy hedge fund where he managed a $500 million Asia Pacific long/short equity portfolio, was co-portfolio manager of Tudor Capital’s emerging markets fund and a member of the board of directors of Tudor Capital Singapore. From 2001 to 2005, Mr. Ranganathan was a senior vice president and an equity partner at Oaktree Capital Management, a global asset management firm specializing in alternative investment strategies, where he served as head of the global emerging markets group. Mr. Ranganathan began his career at Goldman Sachs Asset Management in 1994, where he worked as a portfolio manager in the firm’s Hong Kong and New York offices. Mr. Ranganathan graduated from St. Stephen's College, Delhi University in 1991 with a Bachelor of Arts in English Literature and from Exeter College, Oxford University in 1994 with a Master in Philosophy, Politics and Economics.

Mr. Ranganathan, the chair of our Nominating and Corporate Governance Committee, has vast experience in asset management and his expertise in investments qualifies him for service on the board of directors. Mr. Ranganathan’s background in managerial positions in investment management and financial services gives our board of directors valuable industry-specific knowledge and expertise on these and other matters.

Our Current Directors				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director (3) 2
Independent Director
Ms. Healy is considered independent for purposes of the 1940 Act.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Elaine E. Healy (1)(2)	64	2021

Ms. Healy is a co-founder and the Chief Executive Officer of NexGen Venture Partners, LLC, dba Aura Wireless, a provider of wireless infrastructure technology (“NexGen”). Prior to co-founding NexGen, Ms. Healy was a co-founder, president and chief operating officer of Accel Networks, LLC, a fixed cellular wireless broadband service provider founded in November 2002 and acquired in June 2015. She currently serves on the board of directors of OFS Capital and Consensus Cloud Solutions. She is a senior executive with a broad investment background investing in operating companies ranging from start-ups to emerging growth to publicly traded entities and serving as a director of companies in a wide range of industries prior to becoming an entrepreneur. Throughout her career, she has participated in, or been responsible for, the periodic valuation of both debt and equity portfolios. Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance. Ms. Healy’s term as a Class III Director will expire in 2028.

Ms. Healy, the chair of our Audit Committee, has vast experience in the financial and operational aspects of complex businesses, and her skills gained through service as a chief executive officer, president and chief operating officer are essential to our board of directors. She brings to our board of directors a unique perspective on a wide range of investment vehicles, including closed-end funds, SBICs, business development companies and both limited and general partnerships. Ms. Healy’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management experience that is an important aspect of the composition of our board of directors.

Our Current Directors (Continued)				Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director (3) 4
Interested Director
Mr. Rashid is an interested person, as defined in the 1940 Act, due to his position as an officer of Hancock Park.
Name	Age	Director Since	Principal Occupation, Other Business Experience During the Past Five Years and Other Directorships
Bilal Rashid	55	2015

Mr. Rashid has served as our Chairman of the board of directors, President and Chief Executive Officer since 2015. He is also Chairman of the Board, President and Chief Executive Officer of OFS Credit, Chairman of the Board and Chief Executive Officer of OFS Capital, a member of the board of trustees of CIM RACR, an affiliate of the Company that is sub-advised by OFS Advisor, President and a Senior Managing Director of OFSC and OFS Advisor, Chief Executive Officer and President of OFSAM Holdings and a member of OFSAM Holdings’s executive committee. He also serves on various investment committees of OFS Advisor and its affiliates. Prior to joining OFSC in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 25 years of experience in investing as it relates to corporate credit and structured credit, investment banking and debt capital markets. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a Bachelor of Science in Electrical Engineering from Carnegie Mellon University and a Master of Business Administration from Columbia University. Mr. Rashid’s term as a Class II Director will expire in 2027.

Through his years of work in investment banking, capital markets and in sourcing, leading and managing investments, Mr. Rashid has developed expertise and skills that are relevant to understanding the risks and opportunities that the Company faces and which are critical to implementing our strategic goals and evaluating our operational performance.

(1)
Member of the Audit Committee.
(2)
Member of the Nominating and Corporate Governance Committee.
(3)
The “Fund Complex” includes the Company, OFS Capital, OFS Credit and CIM RACR.

No director or executive officer is related by blood, marriage or adoption to any other director or officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.

For information relating to shares of our common stock owned by each of our directors, see the disclosure set forth under the headings “Fiscal Year 2025 Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

Required Vote

The director nominee shall be elected by a plurality of all the votes present in person or represented by proxy at a meeting of stockholders duly called and at which a quorum is present. Each share may be voted for the director nominee. Votes withheld and abstentions will have no effect on the outcome of the vote on this proposal.

Our board of directors recommends a vote “FOR” the election of Mr. Ranganathan as a Class I director.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that Hancock Park is managed in the best interests of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other companies.

This section describes key corporate governance practices that we have adopted. Complete copies of our committee charters, code of business conduct and code of ethics are available in the “Governance” section of our website at www.hancockparkincome.com. Alternatively, you may request a copy of any of these documents by writing to Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000.

Board Determination of Independence

A director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the past two years had, a material business or professional relationship with us.

Our board of directors has determined that neither Ashwin Ranganathan nor Elaine E. Healy, who currently comprise our Audit and Nominating and Corporate Governance Committees, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is independent.

In determining the independence of the directors listed above, our board of directors also considered each of the statutory requirements, policies and relationships discussed in “Related-Party Transactions and Certain Relationships” and “Review, Approval or Ratification of Transactions with Related Persons.”

Board Meetings and Attendance

Our board of directors met six times during the fiscal year ended December 31, 2025 (“Fiscal Year 2025”), either in person or by teleconference. During Fiscal Year 2025, each director attended at least 75% of the aggregate of the total number of board meetings and the total number of meetings held by all committees on which he or she then served.

Director Attendance at Annual Meetings of Stockholders

The Company’s policy is to encourage its directors to attend each annual meeting of the Company’s stockholders; however, such attendance is not required at this time. All of our directors attended the 2025 annual meeting, and all of our directors are expected to attend the 2026 Annual Meeting.

Board Leadership Structure; Independent Lead Director

Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our officers, and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Our board of directors understands that there is no single, generally accepted approach to providing board leadership and that, given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the board of director’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the board of directors.

Chairman and Chief Executive Officer

The board of directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer (“CEO”), coupled with a Lead Independent Director position to further strengthen the governance structure. Our board of directors believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy.

Moreover, the board of directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO.

Specifically:

•
two of the three current directors of the Company are independent directors;
•
all of the members of the Audit Committee and Nominating and Corporate Governance Committee are independent directors;
•
the board of directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Rashid and other members of management;
•
the board of directors and its committees regularly conduct meetings that specifically include Mr. Rashid; and
•
the board of directors and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors.

Lead Independent Director

The board of directors has appointed a Lead Independent Director to provide an additional measure of balance, ensure the board of director’s independence, and enhance the board of director’s ability to fulfill its management oversight responsibilities. Elaine E. Healy currently serves as the Lead Independent Director.

The Lead Independent Director:

•
presides over all meetings of the directors at which the Chairman is not present, including executive sessions of the independent directors;
•
works with the Chairman of the Board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board of directors;
•
frequently consults with the Chairman and CEO about strategic policies;
•
provides the Chairman and CEO with input regarding board meetings;
•
serves as a liaison between the Chairman and CEO and the independent directors;
•
consults with the Chairman and CEO on matters relating to corporate governance and board performance; and
•
otherwise assumes such responsibilities as may be assigned to her by the independent directors.

While we currently do not have a policy mandating an independent lead director, the board of directors believes that at this time, having an independent director fulfill the lead director role is the right approach for the Company. Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors who evaluate the board and themselves at least annually, including a Lead Independent Director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board Meetings and Committees

Our board of directors has established two standing committees — Audit and Nominating and Corporate Governance. Our Audit and Nominating and Corporate Governance Committees each operate under a charter that has been approved by our board of directors. Current copies of the Audit and Nominating and Corporate Governance Committee charters are posted in the Governance section of our website located at www.hancockparkincome.com.

Audit Committee

The Audit Committee currently consists, and during Fiscal Year 2025 consisted, of Ms. Healy and Mr. Ranganathan. Ms. Healy chaired the Audit Committee during Fiscal Year 2025 and currently chairs the Audit Committee. The Audit Committee held 11 meetings in Fiscal Year 2025. It is anticipated that Ms. Healy and Mr. Ranganathan, if he is re-elected to the board of directors by our stockholders, will continue to serve on the Audit Committee in 2026. If the Plan of Sale and Dissolution is approved and the Company is dissolved, the Audit Committee’s responsibilities may be limited to overseeing the wind down process, and its term of service may conclude prior to the expiration of the directors’ elected terms. No member of the Audit Committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act and each member meets the independence requirements of Rule 10A-3 of the Exchange Act.

Our Audit Committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from such firm;
•
reviewing and discussing with management our annual and quarterly financial statements and related disclosures;
•
monitoring our internal control over financial reporting and disclosure controls and procedures;
•
discussing our risk management processes and procedures, as discussed below under the heading “Board of Directors Role in Risk Oversight”;
•
establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•
meeting independently with our independent registered public accounting firm and management;
•
reviewing and approving or ratifying any related person transactions; and
•
preparing the Audit Committee report required by SEC rules (which is included on page 33 of this proxy statement).

Our board of directors has determined that Ms. Healy is an “audit committee financial expert” as defined by applicable SEC rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists, and during Fiscal Year 2025 consisted, of Mr. Ranganathan and Ms. Healy. Mr. Ranganathan chaired the Nominating and Corporate Governance Committee during Fiscal Year 2025 and currently chairs the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held four meetings in Fiscal Year 2025. It is anticipated that Mr. Ranganathan, if he is re-elected to the board of directors by our stockholders, and Ms. Healy will continue to serve on the Nominating and Corporate Governance Committee in 2026. If the Plan of Sale and Dissolution is approved and the Company is dissolved, the Nominating and Corporate Governance Committee may not continue to operate for the full duration contemplated herein, as the Company would not expect to nominate directors for future annual meetings. No member of the Nominating and Corporate Governance Committee is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Our Nominating and Corporate Governance Committee’s responsibilities include:

•
identifying individuals qualified to become board members;
•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board of director’s committees;
•
reviewing and making recommendations to the board of directors with respect to management succession planning; and
•
overseeing an annual evaluation of the board of directors.

The processes and procedures followed by our Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process, Including Diversity Considerations.”

Compensation Committee. Our board of directors does not currently intend to delegate any authority to a compensation committee because our executive officers will not receive any direct compensation from us.

Board of Directors Role in Risk Oversight

Our management team has the primary responsibility for risk management and must develop appropriate processes and procedures to identify, manage and mitigate risk. Our board of directors, through its oversight role, supervises our risk management activities to ensure that the risk management processes designed and implemented by our executives are adapted to, and integrated with, the board of director’s corporate strategy, designed to support the achievement of organizational objectives, functioning as directed and that necessary steps are taken to foster a culture of risk-adjusted decision-making throughout the enterprise.

A fundamental part of risk management is not only understanding the risks a company faces and what steps management is implementing to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full board of directors in setting our business strategy is a key part of its assessment of management’s appetite for risk and the determination of what constitutes an appropriate level of risk for us. Through dedicated sessions focusing entirely on corporate strategy, the full board of directors reviews in detail the Company’s short- and long-term strategies, including consideration of significant risks facing the Company and their potential impact. Our board of directors performs its risk oversight function primarily through: (i) its standing committees, which report to the entire board and are comprised solely of independent directors; and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. For example, the board of directors manages and reviews cybersecurity risks facing our Company, including the potential for breach of our key information technology systems and systems and processes relating to the protection of customer and employee confidential information. The board of directors also meets periodically with internal IT and cybersecurity experts. Oversight of other risks is delegated to specific committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by OFS Advisor as part of its day-to-day management of our investments. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of OFS Advisor, as necessary, and periodically requesting the production of risk management reports or presentations. The goal of the board of director’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of director’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current board leadership structure, as it allows our independent directors, through the two fully independent board committees and otherwise, to exercise oversight of the actions of management in identifying risks and implementing risk management policies and controls. We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment. If Proposal 4 is approved and the Company withdraws its BDC election, the board of directors will continue to exercise oversight of the Company’s risk management activities during the wind down process.

Director Nomination Process

If the Plan of Sale and Dissolution is approved and the Company proceeds with dissolution, the Company does not expect to solicit or consider nominations for future directors. The following description of the Company’s director nomination process is provided for informational purposes with respect to the current board composition.

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, as well as interviews of selected candidates by members of the Nominating and Corporate Governance Committee and other members of the board of directors, as applicable.

In considering whether to recommend any particular candidate for inclusion in the board of director’s slate of recommended director nominees, the Nominating and Corporate Governance Committee applies the criteria included in its charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.

We believe that our directors and director nominee have an appropriate balance of knowledge, experience, attributes, skills and expertise required for our board of directors as a whole and that we have sufficient independent directors to comply with applicable law and regulations. We believe that our directors have a broad range of personal and professional characteristics, including: leadership; management ability; financial experience; the ability to act with integrity and sound judgment; the capacity to demonstrate innovative thinking, consider strategic proposals, assist with the development of our strategic plan and oversee its implementation; the ability to oversee our risk management efforts; and the commitment to preparation for, and attendance at, board and committee meetings.

Our board of directors does not have a specific diversity policy, but considers a number of factors in evaluating candidates for board membership, including, but not limited to: (i) personal and professional integrity, ethics and values; (ii) diversity of expertise and experience in substantive matters pertaining to the Company’s business; and (iii) diversity of background and perspective. We believe that a board composed of highly qualified individuals from diverse backgrounds promotes better corporate governance, performance and contributes to an effective decision-making process.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or our board of directors, by following the procedures set forth under Article II, Section 11, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” in our bylaws and that are described in this proxy statement under the heading “Submission of Stockholder Proposals.”

At the Annual Meeting, stockholders will be asked to consider the election of one independent director, Ashwin Ranganathan, who is standing for re-election.

Executive Sessions and Communicating with the Board of Directors

The independent directors serving on our board of directors intend to meet in executive sessions at the conclusion of regularly scheduled meetings of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our board of directors are presided over by Ms. Healy, the Company’s Lead Independent Director, and it is anticipated that Ms. Healy will continue to preside over these executive sessions. If the Plan of Sale and Dissolution is approved, the frequency of board and executive session meetings may be adjusted to reflect the Company’s wind down activities; stockholder communications will continue to be accepted during the wind down period.

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board (if an independent director), or the lead director (if one is appointed), or otherwise the chairperson of the Nominating and Corporate Governance Committee, with advice and assistance from the general counsel and chief compliance officer and, if requested, outside legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies of summaries of such communications to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman of the Board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the board of directors should address such communications to the Hancock Park Corporate Income, Inc. board of directors, c/o Tod K. Reichert, Corporate Secretary, Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606.

Related-Party Transactions and Certain Relationships

We have entered into agreements with OFS Advisor and its affiliates in which certain members of our senior management have ownership and financial interests. If the Plan of Sale and Dissolution described in Proposal 3 is approved, the Company’s agreements with OFS Advisor and its affiliates, including the OFS Advisory Agreement and the Administration Agreement, are expected to terminate in connection with the dissolution of the Company.

Investment Advisory and Management Agreement

We have entered into an Investment Advisory and Management Agreement (the “OFS Advisory Agreement”) with OFS Advisor and will pay OFS Advisor a base management fee and an incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for OFS Advisor to invest in certain types of securities. In addition, the determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are, to a significant degree, subjective and dependent on a valuation process undertaken by OFS Advisor and overseen by our board of directors. OFS Advisor’s base management fee and incentive fee are based on the value of our investments and there may be a conflict of interest because personnel of OFS Advisor are involved in the valuation process for our portfolio investments. In addition, the incentive fee payable by us to OFS Advisor may create an incentive for OFS Advisor to cause us to make more speculative investments or increase our debt outstanding more than would be the case in the absence of such compensation arrangement. For the six months ended June 30, 2026, the base management fee and incentive fee were $156,224 and $0, respectively. For the year ended December 31, 2025, the base management fee and incentive fee were $425,729 and $149,884, respectively. If the Plan of Sale and Dissolution is approved by the stockholders, the OFS Advisory Agreement is expected to terminate in connection with the dissolution of the Company. OFS Advisor has agreed to reduce its base management fee from 1.25% to 0.75% and has agreed to waive any incentive or capital gains fees until the liquidation or dissolution of the Company. OFS Advisor is not entitled to recoup the amount of the reduced or waived fees.

Administration Agreement

We have entered into an Administration Agreement, pursuant to which OFS Capital Services, LLC (“OFS Services”), an affiliate of OFS Advisor, furnishes us with office facilities, equipment, necessary software licenses and subscriptions and clerical, bookkeeping and record keeping services at such facilities. Under our Administration Agreement, OFS Services performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and all other reports and materials required to be filed with the SEC or any other regulatory authority. For the year ended December 31, 2025, the administration fee expense was $661,394. If the Plan of Sale and Dissolution is approved by the stockholders, the Administration Agreement is expected to terminate in connection with the dissolution of the Company.

Staffing Agreements

OFS Advisor is an affiliate of OFSC, with which it has entered into a Staffing and Corporate Services Agreement (the “Staffing Agreement”). Under the Staffing Agreement, OFSC makes available to OFS Advisor experienced investment professionals and access to the senior investment personnel and other resources of OFSC and its affiliates. Experienced investment professionals include investment professionals with reasonable industry experience who are responsible for making investment decisions, conducting research and analysis and managing risks to achieve their clients’ financial goals. Roles and titles of such individuals include, but are not limited to, directors, associates and analysts who evaluate, structure, monitor and review investments of OFS Advisor and its clients, including the Company. Senior investment personnel include investment professionals that have developed a broad network of contacts within the investment community and that have an average of over 25 years of investing experience, including experience with structuring and investing in collateralized loan obligations (“CLOs”), as well as investing in assets that constitute the underlying assets held by the typical CLOs in which the Company will invest. Roles and titles of such individuals include president, chief executive officer, chief financial officer, senior managing director and managing director. The Staffing Agreement provides OFS Advisor with access to deal flow generated by the professionals of OFSC and its affiliates and commits the members of the Advisor Investment Committees (discussed below) to serve in that capacity. OFS Advisor capitalizes on the deal origination and sourcing, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of OFSC’s investment professionals.

OFSC has also entered into a Staffing and Corporate Services Agreement with OFS Services. Under this agreement, OFS Services makes available to OFSC the administrative resources of OFS Services.

Amended and Restated Dealer Manager Agreement

From time to time, the Company has been party to agreements in which placement activities were conducted to solicit subscriptions to purchase shares of the Company’s common stock. On February 2, 2022, the Company, OFS Advisor and CCO Capital, LLC (“CCO”), an affiliate of the Company and OFS Advisor, entered into a dealer manager agreement, to among other things, appoint CCO the sole dealer manager of the Company and provide promotional and marketing services in connection with our continuous private offering (the “Offering”). We paid CCO an aggregate dealer manager fee of an amount up to 3.0% of the gross proceeds from sales of our common stock in the Offering and CCO could, in its discretion, reallow a portion of the dealer manager fee to participating broker-dealers in support of the Offering. The Dealer Manager agreement was automatically terminated upon the termination of the Offering on July 23, 2026.

Investment Committees, Investment Allocation and Transactions with Certain Affiliates

OFS Advisor and its affiliates manage other assets and funds, and may manage other entities in the future, including other BDCs, and these other funds and entities may have similar or overlapping investment strategies. OFS Advisor’s Pre-Allocation Investment Committee, Structured Credit Investment Committee, Broadly Syndicated Investment Committee and Middle Market Investment Committee (the “Middle Market Investment Committee”, and collectively, the “Advisor Investment Committees”), are responsible for the overall asset allocation decisions and the evaluation and approval of investments of OFS Advisor’s advisory clients. The Middle Market Investment Committee, which is comprised of Richard Ressler (Chairman), Kyde Sharp and Bilal Rashid is responsible for the evaluation and approval of all the investments made by us. The Middle Market Investment Committee also determines appropriate investment sizing and implements ongoing monitoring requirements of our investments. The Company’s investment objective has been modified to align with its orderly liquidation strategy and the implementation of the Plan of Sale and Dissolution. The Company seeks to maximize value for stockholders through the orderly management, monetization and disposition of its existing investment portfolio, repayment of liabilities and preservation of assets pending distribution to stockholders.

Our senior management, members of the Advisor Investment Committees, including members of the Middle Market Investment Committee and other investment professionals from OFSAM Holdings or its other affiliates, are serving or may serve as officers, directors or principals of: (i) entities that operate in the same or a related line of business as we do; (ii) entities in which we invest or in which we are considering making an investment; or (iii) investment funds or other investment vehicles managed by OFS Advisor or its affiliates. Through these and other relationships, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of a company under the policies of the Company or applicable law.

Similarly, OFS Advisor and/or its affiliates have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. An investment opportunity that is suitable for multiple clients of OFS Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that OFS Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly and equitably among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by OFS Advisor and its affiliates or by members of our investment committees.

Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Those transactions include purchases and sales, and so-called “joint” transactions, in which we and one or more of our affiliates are engaging together in certain types of profit-making activities. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from engaging in purchases or sales of assets or joint transactions with such affiliates, absent the prior approval of our independent directors. Additionally, without the approval of the SEC, we are prohibited from engaging in purchases or sales of assets or joint transactions with the following affiliated persons: (a) our officers, directors, and employees; (b) OFS Advisor and its affiliates; and (c) OFSAM Holdings or its affiliates.

We may, however, invest alongside OFSAM Holdings and its affiliates or their respective other clients in certain circumstances where doing so is consistent with current law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that OFS Advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. Co-investment with such other accounts is not permitted or appropriate under this guidance when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other accounts. Moreover, except in certain circumstances, this guidance does not permit us to invest in any issuer in which OFSAM Holdings and its affiliates or a fund managed by OFSAM Holdings or its affiliates has previously invested. If the Plan of Sale and Dissolution is approved by the stockholders, the Company will no longer invest alongside OFSAM Holdings.

On August 4, 2020, we received an order for exemptive relief (the “Order”) from the SEC to permit us to co-invest in portfolio companies with certain other funds, including other BDCs and registered investment companies managed by OFS Advisor (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions. The Order superseded a previous co-investment order we received on October 12, 2016 and provides us with greater flexibility to enter into co-investment transactions with Affiliated Funds. We are generally permitted to co-invest with certain Affiliated Funds if under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that: (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned; (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies; (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing; and (4) the proposed investment by us would not benefit OFS Advisor, the other Affiliated Funds that are participating in the investment, or any affiliated person of any of them (other than parties to the transaction), except to the extent permitted by the exemptive relief and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. If the Plan of Sale and Dissolution is approved by the stockholders, the Company will no longer co-invest with the Affiliated Funds.

In addition, we previously submitted a new application for exemptive relief that, if granted, would supersede our existing Order and permit us to co-invest pursuant to a different set of conditions than those in our existing Order. However, if the SEC grants such application and, if the Plan of Sale and Dissolution is approved by the stockholders, the Company will not co-invest with the Affiliated Funds under the new order.

OFS Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. Under this allocation policy, if OFS Advisor is actively seeking investments for two or more investment vehicles with similar or overlapping investment strategies, an available opportunity will be allocated based on the provisions governing allocations of such investment opportunities under law or in the relevant organizational, offering or similar documents, if any, for such investment vehicles. In the absence of any such provisions, OFS Advisor will consider the following factors and the weight that should be given with respect to each of these factors:

•
investment guidelines and/or restrictions, if any, set forth in the applicable organizational, offering or similar documents for the investment vehicles;
•
the status of tax restrictions and tests and other regulatory restrictions and tests;
•
risk and return profile of the investment vehicles;
•
suitability/priority of a particular investment for the investment vehicles;
•
if applicable, the targeted position size of the investment for the investment vehicles;
•
level of available cash for investment with respect to the investment vehicles;
•
total amount of funds committed to the investment vehicles; and
•
the age of the investment vehicles and the remaining term of their respective investment periods, if any.

When not relying on the Order, priority as to opportunities will generally be given to accounts that are in their “ramp-up” period over the accounts that are outside their ramp-up period but still within their investment or re-investment periods. However, application of one or more of the factors listed above, or other factors determined to be relevant or appropriate, may result in the allocation of an investment opportunity to a fund no longer in its ramp-up period over a fund that is still within its ramp-up period.

In situations where co-investment with other accounts is not permitted or appropriate, OFS Advisor will need to decide which account will proceed with the investment. The decision by OFS Advisor to allocate an opportunity to another entity could cause us to forego an investment opportunity that we otherwise would have made. These restrictions, and similar restrictions that limit our ability to transact business with our officers or directors or their affiliates, may limit the scope of investment opportunities that would otherwise be available to us.

Conflicts may arise when we make an investment in conjunction with an investment being made by another account managed by OFS Advisor or an affiliate of OFS Advisor (each, an “Affiliated Account”), or in a transaction where an Affiliated Account has already made an investment. Investment opportunities are, from time to time, appropriate for more than one account in the same, different or overlapping securities of a portfolio company’s capital structure. Conflicts arise in determining the terms of investments, particularly where these accounts may invest in different types of securities in a single portfolio company. Potential conflicts arise when addressing, among other things, questions as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be restructured, modified or refinanced.

We may invest in debt and other securities of companies in which Affiliated Accounts hold those same securities or different securities, including equity securities. In the event that such investments are made by us, our interests will at times conflict with the interests of such Affiliated Accounts, particularly in circumstances where the underlying company is facing financial distress. Decisions about what action should be taken, particularly in troubled situations, raise conflicts of interest, including, among other things, whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring. The involvement of Affiliated Accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors, including among us or Affiliated Accounts. In certain circumstances, we or an Affiliated Account may be prohibited from exercising voting or other rights and may be subject to claims by other creditors with respect to the subordination of their interest.

In the event that we or an Affiliated Account has a controlling or significantly influential position in a portfolio company, that account may have the ability to elect some or all of the board of directors of such a portfolio company, thereby controlling the policies and operations of such portfolio company, including the appointment of management, future issuances of securities, payment of dividends, incurrence of debt and entering into extraordinary transactions. In addition, a controlling account is likely to have the ability to determine, or influence, the outcome of operational matters and to cause, or prevent, a change in control of such a company. Such management and operational decisions may, at times, be in direct conflict with other accounts that have invested in the same portfolio company that do not have the same level of control or influence over the portfolio company.

If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the accounts may or may not provide such additional capital, and, if provided, each account will supply such additional capital in such amounts, if any, as determined by OFS Advisor. In addition, a conflict arises in allocating an investment opportunity if the potential investment target could be acquired by us, an Affiliated Account, or a portfolio company of an Affiliated Account. Investments by more than one account of OFS Advisor or its affiliates in a portfolio company also raise the risk of using assets of an account of OFS Advisor or its affiliates to support positions taken by other accounts of OFS Advisor or its affiliates, or that an account may remain passive in a situation in which it is entitled to vote. In addition, there may be differences in timing of entry into, or exit from, a portfolio company for reasons such as differences in strategy, existing portfolio or liquidity needs, different account mandates or fund differences, or different securities being held. These variations in timing may be detrimental to us.

The application of our or an Affiliated Account’s governing documents and the policies and procedures of OFS Advisor are expected to vary based on the particular facts and circumstances surrounding each investment by two or more accounts, in particular when those accounts are in different classes of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure) and, as such, there may be a degree of variation and potential inconsistencies, in the manner in which potential or actual conflicts are addressed.

Code of Business Conduct

We have adopted a Code of Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to our Chief Compliance Officer, Mukya S. Porter, at Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. The Company’s Code of Business Conduct is also available on our website at www.hancockparkincome.com. If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at www.hancockparkincome.com as well as file a Form 8-K with the SEC.

Insider Trading Arrangements and Policies

We have adopted an Insider Trading Policy and Procedures governing, among other things, the purchase, sale (including into the Company’s quarterly tender offer repurchase program), transfer, donation or bona fide gift of Company securities by employees of OFS Advisor and their affiliates, our officers and directors (collectively, “Access Persons”) and certain family members of Access Persons, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations. A copy of our Insider Trading Policy and Procedures was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 13, 2025.

Hedging Transactions

Our Code of Ethics does not expressly prohibit our directors and executive officers or directors, officers or employees of OFS Advisor and its affiliates from purchasing financial instruments (including prepaid variable forward contracts, options, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock. However, our Code of Ethics requires that our directors and officers or directors, officers or employees of OFS Advisor and its affiliates receive clearance for transactions in any derivative securities with respect to our common stock from our Chief Compliance Officer.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of our board of directors is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Corporate Governance Documents

We maintain a corporate governance webpage at the “Governance” link under the “Our Firm” link at www.hancockparkincome.com.

Our Code of Business Conduct and board committee charters are available at our governance webpage at www.hancockparkincome.com and are also available to any stockholder who requests them by writing to Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4, and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to such persons were timely filed.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the board of directors and its committees. As part of the process, each director participates in an interview to provide feedback and perspective on various topics, including, among other things:

•
board structure, size and composition, including director skills and experience;
•
committee structure and allocation of responsibilities;
•
conduct of meetings, including cadence, length and opportunity for director input and meaningful discussion;
•
materials and information, including quality, timeliness and relevance;
•
director orientation and continuing education;
•
director performance, including attendance, preparation and participation;
•
access to management and internal and external experts, resources, and support;
•
key areas of focus for the board of directors, including strategy, sustainability, crisis management and stockholder engagement;
•
committee structure and process, member and chair performance, duties and functions and management support; and
•
performance of the board chair, including communication, relationship with management, availability, focus on appropriate issues and inclusiveness.

While results are aggregated and summarized for discussion purposes, individual responses are not attributed to any individual and are kept confidential to ensure honest and candid feedback is received.

If the Plan of Sale and Dissolution is approved and the Company proceeds with dissolution, the board of directors may not conduct a full annual evaluation cycle, although the board of directors will continue to oversee the wind down process.

Compensation of Officers

None of our officers receive direct compensation from us. Mr. Rashid, our President and CEO, Mr. Spina, our Chief Financial Officer and Treasurer, Ms. Porter, our Chief Compliance Officer, and Mr. Reichert, our Corporate Secretary, are paid by OFSC, subject to reimbursement by us, pursuant to the Administration Agreement, for an allocable portion of such compensation for services rendered to us by such persons. To the extent that OFS Services outsources any of its functions under the Administration Agreement to OFSC under the Staffing Agreement, we will pay the fees associated with such functions on a direct basis without profit to OFS Services until the dissolution of the Company.

Our Officers

The following table sets forth the names, ages and positions of our current officers as of August 11, 2026:

Name	Age	Position	Held Position Since
Bilal Rashid	55	Chairman, President and CEO	2015
Kyle Spina (1)	40	Chief Financial Officer and Treasurer	2025
Mukya S. Porter(2)	52	Chief Compliance Officer	2017
Tod K. Reichert(3)	64	Corporate Secretary	2017

(1)
Kyle Spina currently serves as the Chief Financial Officer and Treasurer of Hancock Park, OFS Credit and OFS Capital. Mr. Spina also serves as Director, Chief Financial Officer of OFS Advisor, the Chief Financial Officer and Treasurer of OFSC, and Vice President and Chief Financial Officer of Orchard First Source Asset Management, LLC (“OFSAM”) and OFSAM Holdings. Mr. Spina previously served as the Chief Accounting Officer of the Company from 2023 to 2025. Mr. Spina has more than 15 years of experience in public and private accounting. Prior to joining OFSC in April 2021, Mr. Spina held multiple controllership roles, serving as Assistant Controller of Credit Funds for Thoma Bravo, LP from 2020 to 2021 and Controller and Accounting Manager for Fidus Investment Corporation (Nasdaq: FDUS) and affiliates from 2016 to 2020. Mr. Spina began his career in public accounting from 2009 to 2016, including serving as an Audit Manager at BDO from 2014 to 2016, focusing on audits of public companies. Mr. Spina graduated from Purdue University with a Bachelor of Science degree in Accounting and Management and has been an active Certified Public Accountant since 2010.
(2)
Mukya S. Porter currently serves as the Chief Compliance Officer of Hancock Park, OFS Capital, OFS Credit, OFSC, OFSAM Holdings and OFS Advisor, in which capacity she oversees the compliance and risk management functions. Ms. Porter has approximately 20 years of experience advising investment advisers, broker-dealers and other financial institutions. Prior to joining OFSC, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management, an alternative investment adviser, from 2012 to 2016, where she was responsible for oversight of the firm’s code of ethics program and the day-to-day management of an affiliated limited-purpose broker-dealer. Prior to Oaktree, Ms. Porter held the position of Vice President and Senior Compliance Officer at Pacific Investment Management Company from 2010 to 2012 and prior to that, from 2004 to 2010, worked, first, as a Vice President in the legal department at Morgan Stanley Global Wealth Management and, subsequently, as a Vice President of Compliance at Morgan Stanley Investment Management. Ms. Porter received a Bachelor of Science degree, magna cum laude, in Biology from Howard University in 1996 and a J.D. from the University of California, Berkeley School of Law in 2001.
(3)
Tod K. Reichert currently serves as the Corporate Secretary of Hancock Park, OFS Capital and OFS Credit, as General Counsel and Corporate Secretary of OFSAM Holdings and OFSAM, and as Managing Director, Chief Administrative Officer and General Counsel of OFS Advisor and OFSC, in which capacity he oversees the legal and operational functions of the firm. Mr. Reichert has over 25 years of experience as a strategic business partner, providing advice on general corporate governance and transactional matters, with a focus on securities laws, compliance, corporate finance, debt and equity investments, and mergers and acquisitions. Prior to joining OFSC, Mr. Reichert served as General Counsel, Chief Compliance Officer and Corporate Secretary of MCG Capital Corporation (Nasdaq: MCGC), managing the legal and compliance departments, overseeing complex litigation, and providing securities law, disclosure and transactional advice to the board of directors and senior management team, while serving as a member of the MCG credit committee and SBIC investment committee. Prior to joining MCG, Mr. Reichert worked as an attorney in private practice in New York, Princeton and Boston at WilmerHale LLP. Mr. Reichert received his J.D. from the Rutgers University School of Law - Newark and his Bachelor of Fine Arts from the University of North Carolina. Mr. Reichert is NACD (National Association of Corporate Directors) Directorship Certified™ and has received a CERT Certificate in Cyber Oversight through the NACD’s Cyber Oversight Program.

FISCAL YEAR 2025 DIRECTOR COMPENSATION

The following table sets forth the compensation paid to our directors for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash from the Company(2) ($)	Stock Awards ($)	Total from the Company ($)	Total Compensation Paid by the Company and the Fund Complex(3) ($)
Elaine E. Healy	12,500	—	12,500	112,500 (4)
Ashwin Ranganathan	12,500	—	12,500	112,500 (4)
Bilal Rashid(1)	—	—	—	—

(1)
No compensation is paid to directors who are “interested persons.”
(2)
Each independent Director is entitled to receive annual cash retainer fees, determined based on the Company’s net assets as of the end of each fiscal quarter. In addition, independent Directors will receive an additional annual fee for serving on one or more committees of the board of directors. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer	Annual Committee Retainer (regardless of the number of committees the independent director serves on)
$0 to $50 million	$10,000	$2,500
$50 to $100 million	$20,000	$2,500
> $100 million	$30,000	$2,500
(3)
The “Fund Complex” includes the Company, OFS Capital, OFS Credit and CIM RACR.
(4)
Total compensation paid to each director includes $12,500 paid by the Company and $100,000 paid by OFS Capital, as applicable.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors Recommendation

Our board of directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Our board of directors has selected the firm of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, subject to ratification by stockholders. If this proposal is not approved at the Annual Meeting, our board of directors will reconsider its appointment of KPMG LLP.

KPMG LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our subsidiaries.

Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Auditors’ Fees

The following table summarizes the aggregate fees of KPMG LLP, the Company’s current independent registered public accounting firm billed for each of the last two fiscal years:

Fee Category	Fiscal Year Ended December 31, 2025 ($)	Fiscal Year Ended December 31, 2024 ($)
Audit Fees(1)	361,190	347,190
Audit-Related Fees(2)	—	—
Tax Fees(3)	58,000	60,000
All Other Fees(4)	—	—
Total Fees(5)	419,190	407,190

(1)
Audit fees consist of fees billed, including out-of-pocket expenses, for professional services rendered for the audit of our year-end financial statements, 10-Q reviews and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.
(2)
Audit-related services consist of fees billed, including out-of-pocket expenses, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
(3)
Tax fees consist of fees billed, including out-of-pocket expenses, for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.
(4)
Fees for other services would include fees for products and services other than the services reported above.
(5)
All fees set forth above were approved by our Audit Committee pursuant to its pre-approval policy.

Pre-Approval Policies and Procedures

Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, in urgent cases, the Audit Committee chair may pre-approve audit and non-audit services (other than prohibited non-audit services), provided that the Audit Committee chair reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

The Audit Committee has determined that the rendering of the services other than audit services currently being provided by KPMG LLP is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Committee Report

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2025 and has discussed these consolidated financial statements with the Company’s management and KPMG LLP, the Company’s independent registered public accounting firm. Management is responsible for the preparation of the Company’s consolidated financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control over financial reporting for that purpose. KPMG LLP is responsible for conducting an independent audit of the Company’s annual consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.

KPMG LLP also provided the Audit Committee with written disclosures and a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communication with the Audit Committee concerning independence and has discussed with KPMG LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

By the Audit Committee of the Board of Directors of Hancock Park Corporate Income, Inc.:

Elaine E. Healy, Chair

Ashwin Ranganathan

Required Vote

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock represented at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy, is required to ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote.

Our board of directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.

PROPOSAL THREE

PLAN OF SALE AND DISSOLUTION

Board of Directors Recommendation

Our board of directors recommends a vote “FOR” the Plan of Sale and Dissolution.

The Company is asking stockholders to approve the Plan of Sale and Dissolution that authorizes the board of directors to sell all or substantially all of the Company’s assets in one or more transactions and to dissolve the Company, all in accordance with the Company’s Articles of Amendment and Restatement, bylaws and Maryland law. If approved, the board of directors will have broad authority to determine the timing, manner and terms of the asset dispositions without further stockholder approval. Following the sale of the Company’s assets and payment of, or provision for, all liabilities, including the repayment of the remaining $11.0 million of the unsecured note, the Company intends to distribute the net proceeds to stockholders in one or more liquidating distributions. A copy of the Plan of Sale and Dissolution is attached to this Proxy Statement as Appendix A, and stockholders are urged to read it in its entirety.

If approved, the Company will conduct business in accordance with the Plan of Sale and Dissolution. See “Summary of the Plan of Sale and Dissolution.” As of August 11, 2026, the Company had $0.2 million of commitments to fund investments to portfolio companies, as well as the remaining $11.0 million of the unsecured note due November 2026. The Offering was terminated on July 23, 2026 and, following stockholder approval of the Plan of Sale and Dissolution, the sale of the Company’s assets and payment of, or provision for, all liabilities, the Company expects to cease paying regular distributions and begin issuing one or more liquidating distributions to stockholders. The board of directors may also determine to conduct one or more tender offers prior to the Company’s dissolution and may take other actions it deems appropriate in connection with the deregistration of its common stock under the Exchange Act.

Background of the Plan of Sale and Dissolution

Historical Context

The Company was formed in December 2015 with the intention of raising up to $200 million through a continuous offering of common stock. Since inception, the Company has raised gross proceeds of only $37.5 million, but has not sold any shares of common stock since June 2023.

Since November 2018, the board of directors has approved quarterly tender offers to repurchase shares of the Company’s outstanding common stock at a price equal to the most recently determined net asset value (“NAV”) per share of its common stock immediately prior to the date of repurchase. Through December 31, 2025, the Company has repurchased $14.1 million of common stock through tender offers. The Company has not been receiving capital inflows since June 2023, which, together with ongoing redemptions, has resulted in persistent attrition of the Company’s net asset base and a sub-scale fund size.

In addition, as of March 31, 2026, OFS Advisor has provided the Company with $6.3 million in net unreimbursed support since inception through expense limitation and support agreements, including support that allowed the Company to maintain distributions at levels exceeding earned income. Despite these efforts, the Company’s offering has not gained significant traction and has not approached the target $200 million raise size.

Strategic Alternatives Reviewed

In light of the Company’s decreasing asset base and lack of new capital, management undertook an extended review to identify, examine and consider a range of strategic alternatives available to the Company, including, but not limited to: (i) institutional capital raise initiatives; (ii) selling the Company’s assets to another BDC or other potential buyer; (iii) merging with another BDC; (iv) merging with an affiliate BDC; (v) liquidating the Company’s assets in accordance with a plan of liquidation; or (vi) otherwise entering into another business combination, each with the objective of enhancing or maximizing stockholder value. Since inception, the Company has also regularly engaged in strategic dispositions of certain investment assets as part of its ordinary course operations and investment objective.

During the period from July 2023 through May 2026, the Company’s management explored various potential strategic alternatives to enhance stockholder value, including the following:

GT Securities Placement (July 2023–July 2024). In July 2023, the Company executed a placement agreement with GT Securities, Inc., as a non-exclusive placement agent to explore institutional capital sources, including potential institutional investors that might provide a more efficient and scalable growth channel than the historical efforts, which had been more retail focused. In the second half of 2023, preliminary discussions were held with prospective investors but, ultimately no shares were sold. Management believes that structural factors, including the perpetual nature of the Company versus investors’ preference for term-defined vehicles, were the primary obstacles. The placement agreement terminated automatically in July 2024.

BDC Merger Evaluations (April 2024–January 2026). Management conducted multiple evaluations of potential mergers with affiliated funds, focusing primarily on OFS Capital and OFS Credit, both of which are advised by OFS Advisor:

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OFS Capital. Management evaluated a merger with OFS Capital on three separate occasions (August 2024, April 2025 and January 2026). In each case, OFS Capital’s common stock was trading at a significant discount to NAV, ranging from approximately 30% to 57% over the evaluation period. This discount would have been absorbed by the Company’s stockholders. Combined with high estimated transaction costs relative to the Company’s small portfolio, limited synergies on combined returns and, by early 2026, the negative market precedent of Blue Owl Capital Corporation’s cancelled merger with its non-traded vehicle, Blue Owl Capital Corporation II, management concluded that an affiliate merger was not a viable path.
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OFS Credit. Management evaluated a potential merger in April 2025 and November 2025. In addition to similar NAV discount concerns (with the discount approximating 15-20% when evaluated), fundamental structural mismatches made the combination impractical, as the Company’s predominantly senior loan portfolio had a materially different return and risk profile than OFS Credit’s CLO equity-focused strategy, the Company’s leverage (approximately 1.2x debt-to-equity) substantially exceeded the 0.5x regulatory limit applicable to closed-end funds. The resulting combination would have been dilutive to OFS Credit’s stockholders and there was also limited market precedent for a BDC-to-closed-end fund merger.

Third-Party Financial Advisor Engagement (April 2025–February 2026). Management engaged an unaffiliated financial advisor to evaluate liquidity alternatives, including a direct listing, a portfolio sale to a public BDC and a full liquidation. A direct listing was not pursued, as it would not raise new capital or resolve the Company’s sub-scale position and would likely result in a market discount to NAV. The financial advisor identified 14 potential unaffiliated buyers for a portfolio sale; however, after informal market outreach on a “no-names” basis in February 2026, the advisor reported no interest, citing the Company’s small portfolio size, composition and cost structure.

Affiliated Capital Infusion Evaluation (March 2026). Management evaluated a potential capital infusion from another affiliated fund that is sub-advised by OFS Advisor, structured as a programmatic transaction to grow the Company’s portfolio. The evaluation concluded quickly, as the return profile was deemed insufficient for the affiliate fund to warrant further consideration.

Wind Down Evaluation (January 2026–June 2026). Given the lack of traction across all prior strategic alternatives, many of which were constrained by the Company’s size, management began evaluating an orderly wind down and liquidation starting in January 2026.

Several factors informed this evaluation:

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Unsecured Note Maturity. The Company’s remaining $11.0 million of the unsecured note matures on November 27, 2026. Management does not believe the counterparty is interested in extending or refinancing the obligation, given the Company’s size, ongoing capital outflows and negative earnings trends. Additionally, current market rates have risen substantially since the note was originated, meaning any refinancing would materially erode net investment income available for distribution and could result in negative net investment income. Further, given the Company’s shrinking equity base, refinancing with a third-party lender would be challenging in light of the Company’s current credit profile.
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Cost Structure. The general and administrative costs of operating as a public reporting company are challenging at the Company’s current scale, and will compound as the fund continues to shrink through ongoing redemptions.

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Credit Facility Constraints. The Company’s Banc of California credit facility included a minimum quarterly net investment income covenant, making continued operations impractical. In May 2026, management explored proactive covenant relief from the bank, which was not amenable to modifications. On June 29, 2026, the Company terminated the Banc of California credit facility in light of its limited usage and annual commitment fees.

Following consultations with multiple external legal firms regarding Maryland law, BDC and 1940 Act compliance, RIC tax requirements and stockholder value maximization, management concluded in late May 2026 that an orderly wind down and liquidation represented the best path forward to maximize stockholder value and avoid a potential default on the remaining $11.0 million of the unsecured note.

Board Engagement and Evaluation

In July 2026, management formally presented the strategic proposal to the board of directors for review and approval. The information presented to the board of directors included, among other things:

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a summary of historical operating results and trends, OFS Advisor’s historical expense support, market conditions and precedent wind down or liquidation transactions;
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a summary of the risks associated with the commencement of a wind down process, including regulatory risks related to BDC and 1940 Act compliance and RIC tax compliance;
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a summary of the aforementioned strategic alternatives that were pursued unsuccessfully and management’s assessment that the likelihood of achieving an alternative transaction was low, both in the immediate term and longer term;
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an analysis of the Company’s remaining $11.0 million of the unsecured note maturity, the low likelihood and financial impracticality of refinancing the note and the ongoing challenges of maintaining covenant compliance with the Company’s secured Banc of California credit facility;
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an analysis of the current BDC and interest rate environment, which has resulted in broad net interest margin compression as base rates have compressed portfolio floating-rate loan interest income, while fixed debt obligations priced in the near-zero rate environment require refinancing at much higher current market rates;
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an analysis of the ongoing cost burden of company operations and the belief that stockholder value would be enhanced through an orderly wind down versus continued operational costs;
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a review of the investment portfolio, including estimated recovery values, relative liquidity, proposed liquidation sequencing and potential counterparties for less liquid positions; and
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a presentation and question-and-answer session with external legal counsel regarding the relevant Maryland, SEC and tax regulations.

Reasons for the Plan of Sale and Dissolution

In reaching its determination that the Plan of Sale and Dissolution is advisable and in the best interests of the Company and its stockholders, the board of directors considered the following material factors, among others:

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the exhaustive strategic alternatives process conducted by management over the preceding three years, which did not result in any viable transaction or expression of interest from a third party;
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the board of directors’ belief that selling the Company’s assets to different potential buyers, either individually, in groups or as a portfolio, would provide the Company with optimal flexibility to maximize stockholder value, particularly given the diverse nature of the Company’s portfolio;
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stockholder approval of the Plan of Sale and Dissolution would allow the Company to complete future asset sales without the delay and conditionality of seeking additional stockholder approval for each transaction, broadening the potential buyer universe and enhancing the competitiveness of the sale process for these assets;
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the Plan of Sale and Dissolution provides the ability to dispose of assets strategically over time, aligning dispositions with credit market conditions and asset-specific circumstances;

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based on advice from its advisors and the strategic alternatives process to date, which has not resulted in any indications of interest, the board of directors believes that the Company is unlikely to find a buyer for the entire Company at an attractive price. However, approval and adoption of the Plan of Sale and Dissolution would not preclude the Company from completing a sale, merger or other business combination involving the Company as a whole before or after one or more asset dispositions under the Plan of Sale and Dissolution, and the board of directors intends to continue to seek and explore such a transaction if a viable opportunity arises;
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the fact that the Plan of Sale and Dissolution requires the affirmative vote of the holders of a majority of all the votes entitled to be cast thereon, allowing stockholders to have a direct vote on whether they concur with the proposal as a favorable outcome for the Company and its stockholders;
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the board of directors has extensively discussed and considered, based on review and evaluation by management and outside legal advisors, the potential costs and benefits of, and potential impediments to, selling all or substantially all of the Company’s assets pursuant to the Plan of Sale and Dissolution;
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regardless of whether the Company’s stockholders approve the Plan of Sale and Dissolution, the Company will not effect a merger or other transaction that would require stockholder approval under Maryland law without circulating a proxy statement that would comply with Item 14 of Schedule 14A of the SEC and seeking and obtaining approval of that transaction from the Company’s stockholders;
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the impending maturity of the unsecured note, the impracticality of refinancing and the risk of default;
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the cost structure of continued company operations at the Company’s current scale;
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approval of the Plan of Sale and Dissolution does not preclude the Company from pursuing a sale, merger or other transaction involving the Company as a whole, should a viable opportunity arise;
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the lender under the Company’s unsecured note has granted its consent to all future asset sales under the Plan of Sale and Dissolution, provided that the sales are to unaffiliated third parties and the net proceeds of the sales will be used to repay the unsecured note so long as it is outstanding, or for other specified uses; and
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the board of directors’ belief that liquidating distributions under the Plan of Sale and Dissolution would likely maximize stockholder value relative to all other available alternatives.

In the course of its deliberations, the board of directors also considered a variety of risks and other countervailing factors related to the Plan of Sale and Dissolution, including but not limited to:

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there can be no assurance that the Company will dispose of its assets at attractive values or make any distribution to stockholders;
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while regular distributions are expected to continue through stockholder approval of the Plan of Sale and Dissolution, the sale of the Company’s assets and payment of, or provision for, all liabilities, no assurance can be given as to the timing or amount of any distributions thereafter;
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contingent liabilities could prevent or delay distributions by the Company in the amounts contemplated, or at all;
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the Plan of Sale and Dissolution may result in multiple distributions over time, whereas certain other alternatives could have provided liquidity to stockholders in a single payment;
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market conditions, interest rates, portfolio company performance, the availability of buyers and other factors could change during implementation of the Plan of Sale and Dissolution, affecting the ultimate amount and timing of distributions;
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the fact that future sale transactions entered into by the Company might not be consummated in a timely manner or at all, due to a failure of certain conditions precedent to such consummation, and the potential inability of the Company to consummate another transaction or transactions for the sale of its assets on the same or similar financial terms, which could reduce the amount and delay the timing of stockholder distributions;
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the need to amend or seek consents from third parties to enable the Company to proceed with the sale of any of the Company’s assets;

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depending on the tax basis in their shares, U.S. stockholders may recognize taxable gain in connection with the Plan of Sale and Dissolution, and non-U.S. stockholders under certain circumstances may recognize taxable gain and may be subject to U.S. withholding taxes;
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the costs of implementing the Plan of Sale and Dissolution may be significant and may exceed estimates;
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following the adoption of the Plan of Sale and Dissolution, stockholders will no longer participate in any future earnings or growth; and
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the other potential risks described in the section titled “Risk Factors Related to the Plan of Sale and Dissolution” elsewhere in this Proxy Statement.

The board of directors was also aware that the Company’s executive officers, while not directly compensated by the Company, are compensated by OFSC, an affiliate of OFS Advisor, subject to reimbursement by the Company under the Administration Agreement. Both the Administration Agreement and the Advisory Agreement are expected to terminate in connection with the dissolution. The board of directors considered these arrangements in making its recommendation. See “Related-Party Transactions and Certain Relationships.”

In view of the wide variety of factors considered, the board of directors did not quantify, rank or otherwise assign relative weights or values to any factor it considered in reaching its decision, and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate decision. In addition, individual members of the board of directors may have given different weight to different factors. In considering the various factors, individual members of the board of directors considered all of these factors as a whole, and the board of directors concluded, based on the totality of information presented to it and the investigation conducted by it, that, on balance, the positive factors outweighed the negative factors, and that they supported a determination to approve the Plan of Sale and Dissolution, declare its advisability and recommend that stockholders vote to approve the Plan of Sale and Dissolution.

Summary of the Plan of Sale and Dissolution

The following is a summary of the material terms of the Plan of Sale and Dissolution. This summary is qualified in its entirety by reference to the full text of the Plan of Sale and Dissolution, a copy of which is attached to this Proxy Statement as Appendix A. Stockholders are urged to read the Plan of Sale and Dissolution in its entirety.

Effective Date. The Plan of Sale and Dissolution will become effective upon approval by the holders of a majority of all votes entitled to be cast on the matter (the “Effective Date”). Within 30 days after the Effective Date, the Company will file Form 966 with the Internal Revenue Service, together with a certified copy of the Plan of Sale and Dissolution.

Sale of Assets. The Plan of Sale and Dissolution authorizes the board of directors to sell, convey, transfer, deliver or otherwise dispose of any or all of the assets of the Company and its subsidiaries, in one or more transactions, acting for itself or on behalf of any direct or indirect subsidiaries, without further approval of the stockholders. The board of directors is also authorized to make protective acquisitions or advances with respect to the Company’s assets. The Company’s officers will take all actions necessary or appropriate to marshal the assets of the Company and convert them, in whole or in parts, into cash or other distributable form to stockholders. Management expects the orderly liquidation to be executed through a series of portfolio investment sales (either individually or in combined sales), with a focus on maximizing stockholder value and minimizing discounts to fair value.

Payment of Liabilities and Reserve Fund. Prior to making any liquidating distributions to stockholders, the Company will: (i) pay, or make reasonable provision to pay, all claims and obligations of the Company and its subsidiaries, including all contingent, conditional or contractual claims known to the Company and its subsidiaries, including the repayment of the remaining $11.0 million of the unsecured note; and (ii) make all provisions reasonably likely to be sufficient to provide compensation for any claim against the Company or its subsidiaries in connection with any pending action, suit or proceeding to which the Company or its subsidiaries is a party. The board of directors is authorized, but not required, to establish one or more reserve funds in a reasonable amount to meet known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses.

Liquidating Distributions. Following the sale of the Company’s assets and payment of or provision for all liabilities, including the repayment of the remaining $11.0 million of the unsecured note, the Company intends to distribute the net proceeds to stockholders in one or more liquidating distributions. The Company estimates that such sales may be completed within 12 to 24 months after the Plan of Sale and Dissolution is approved. The board of directors and management currently estimate that stockholders will receive total liquidating distributions in the range of approximately $3.50 to $4.30 per share. This estimate is based on assumptions regarding portfolio liquidation values and wind down costs as of June 30, 2026, and is subject to uncertainty. Actual amounts and timing of any liquidating distributions will depend on factors including market conditions at the time of sale and the amount of liabilities to be satisfied or reserved, and may differ materially from this estimate. The amount ultimately distributed to our stockholders could be less than the estimated amounts set forth above. There can be no assurance as to the actual amounts or timing of any such distributions, which may be impacted by, among other things, market conditions, the lack of a readily available market for the Company’s investments, the timing, sequencing and method of asset dispositions, the nature and terms of the proposals received from third parties and what the board of directors determines to be in the best interests of the Company. In estimating the potential range of liquidating distributions, the Company estimated a range of net proceeds that may be available for distribution to stockholders resulting from the sale, repayment or other disposition of all portfolio investments and the settlement of all other assets and liabilities of the Company, including ongoing operating expenditures and wind down costs incurred through the estimated liquidation period. The estimated realizable value of portfolio investments was based on a combination of factors, including, as applicable, recent fair value estimates, available market quotes, the nature and characteristics of each respective investment and asset class, credit quality and internal risk ratings, issuer-specific factors, the illiquidity of the investment, market information, estimated transaction discounts, and management’s estimate of the value, taking into account management’s market knowledge of relevant secondary market activity and experience, and other information available to management. Estimated liquidation value is not the same as fair value, and the Company may realize significantly less than fair value. A majority of the Company’s investments are classified as Level 3 under Accounting Standards Codification Topic 820. This means that the Company’s investment portfolio valuations are generally based on unobservable inputs and assumptions about how market participants would price the asset in question. Inputs into the determination of fair value of the Company’s portfolio investments require significant management judgment and estimation. The estimated amount of ongoing operating expenditures was based on historical experience and current and forward-looking fund dynamics, including the estimated time period to wind down conclusion. The estimated amount of wind down costs was based on an evaluation of potential professional fees and other general and administrative expenses that may likely be incurred in connection with a wind down process, including legal, accounting, proxy solicitation fees, transfer agent fees, as well as general reserves for miscellaneous costs and other potential reserves. These estimates are based on significant assumptions as of June 30, 2026, and the ultimate amount of liquidating distributions could differ materially from the estimated range indicated.

In connection with the wind down process and in addition to routine ongoing operating expenditures, the Company estimates that it will incur total liquidation costs of approximately $290,000 to $410,000, inclusive of costs already incurred. This estimate is based on an evaluation of the professional fees and other general and administrative expenses likely to be incurred in connection with the wind down, including legal, accounting, proxy solicitation and transfer agent fees, as well as general reserves for miscellaneous costs and other potential reserves. Actual liquidation costs may differ from this estimate, and any increase in these costs would reduce the amount of assets available for distribution to stockholders.

Our estimated distribution range is an estimate and does not necessarily reflect the actual amount that our stockholders will receive in liquidating distributions, and the actual amount may be more or less than the estimated distribution range, for various reasons discussed in this proxy statement, including in the section entitled “Risk Factors Related to the Plan of Sale and Dissolution” The actual amount that the Company will distribute to stockholders in the distributions will depend upon the actual amount of the Company’s liabilities, the actual general and administrative expenses of the Company, including fees and expense reimbursements paid to OFS Advisor and other liabilities that may be incurred by the Company, U.S. federal and state taxes throughout the dissolution process and other factors. If the Company’s liabilities (including, without limitation, tax liabilities and compliance costs) are greater than the Company currently expects or if the sales prices of the Company’s assets are less than we expect, stockholders will receive less than the estimated liquidation payment for each share of common stock that stockholders currently own.

Upon the complete distribution of all assets and the dissolution of the Company, all outstanding shares of common stock will be cancelled and no longer deemed outstanding, and all rights of stockholders shall cease and terminate.

Liquidating Trust. The board of directors may determine that it is necessary or advisable to transfer and assign all or substantially all of the remaining assets of the Company to a liquidating trust (the “Liquidating Trust”). Upon such transfer, shares of common stock will automatically be deemed to represent corresponding shares of common beneficial interest in the Liquidating Trust. Shares of beneficial interest in the Liquidating Trust will not be transferable (except by will, intestate succession or operation of law). The Liquidating Trust will have a finite life and will terminate upon the earlier of the complete distribution of the trust corpus or a specified number of years from the date the assets were first transferred to it, subject to extensions of determinate duration. The Liquidating Trust may disclose annual financial statements to holders of beneficial interests, which need not be audited, but will not be required to prepare or distribute quarterly financial statements. The initial trustees of the Liquidating Trust will be designated by the board of directors. Approval of the Plan of Sale and Dissolution by stockholders constitutes approval of the transfer and assignment of assets to the Liquidating Trust, the form and substance of the liquidating trust agreement governing the Liquidating Trust, a copy of which is attached to this Proxy Statement as Appendix B, and the appointment of trustees designated by the board of directors.

Conversion to Liquidating Entity. As an alternative to the Liquidating Trust, the board of directors may cause the Company to convert, merge, consolidate or otherwise reorganize into a newly formed limited liability company, partnership, limited partnership or business trust (a “Liquidating Entity”), or with a third-party acquiring entity. Upon such conversion, shares of common stock will automatically be converted into or exchanged for corresponding ownership or beneficial interests in the Liquidating Entity. Ownership interests in the Liquidating Entity will not be transferable (except by will, intestate succession or operation of law) and will not be represented by certificates. The Liquidating Entity will have a finite life, subject to extensions of determined duration. The Liquidating Entity may disclose annual financial statements to holders of ownership or beneficial interests, which need not be audited, but will not be required to prepare or distribute quarterly financial statements. The organizational documents of the Liquidating Entity will include provisions reasonably necessary to provide that the Plan of Sale and Dissolution shall be substantially applicable to the Liquidating Entity. The initial governing body of the Liquidating Entity will be designated by the board of directors. Approval of the Plan of Sale and Dissolution by stockholders constitutes approval of the conversion of the Company to the Liquidating Entity, the form and substance of its organizational documents and the appointment of the governing body designated by the board of directors.

Deregistration. Immediately prior to the transfer of the Company’s assets to stockholders, or at such other time as the board of directors deems appropriate, the Company is authorized to file a Form 15 (or take other appropriate action) to deregister the common stock under the Exchange Act and terminate the Company’s SEC reporting obligations.

Dissolution. Upon the distribution of all assets to stockholders, the proper officers of the Company will execute and file with the State Department of Assessments and Taxation of Maryland a notice of the effective date of dissolution (the “Notice of Dissolution”), together with such other documents as may be required to dissolve the Company and terminate its existence. Following dissolution, the Company’s existence will continue solely for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets and doing all other acts required to wind down its business and affairs. During this period, the board of directors will retain the powers described in the Company’s governing documents.

Amendment and Termination. At any time prior to the filing of the Notice of Dissolution with the State of Maryland, the board of directors may terminate the Plan of Sale and Dissolution without stockholder approval if it determines that such action would be advisable and in the best interests of the Company. The board of directors may also modify or amend the Plan of Sale and Dissolution without further stockholder action prior to such filing.

No Appraisal Rights. Under the Company’s Articles of Amendment and Restatement, stockholders do not have appraisal or dissenters’ rights unless the board of directors determines that such rights apply, and the board of directors has made no such determination with respect to the Plan of Sale and Dissolution.

Material U.S. Federal Income Tax Consequences. The following is only a general summary of the significant U.S. federal income tax consequences of the Plan of Sale and Dissolution and is limited in scope and does not purport to be a complete description of the income tax considerations applicable to the Plan of Sale and Dissolution. For example, this summary does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, such as investors who are not “United States persons” for U.S. federal income tax purposes. This summary is based on the federal tax laws and applicable Treasury regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Company has not sought a ruling from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences to the Company or its stockholders that will result from the Company’s liquidation. The statements below are not binding upon the IRS or a court, and there is no assurance that the IRS or a court will not take a view contrary to those expressed below. This summary assumes that a stockholder holds shares in the Company as a capital asset for U.S. federal income tax purposes.

This summary addresses significant federal income tax consequences of the Plan of Sale and Dissolution, but does not discuss state or local tax consequences of the Plan of Sale and Dissolution. Implementing the Plan of Sale and Dissolution may impose unanticipated tax consequences on stockholders or affect stockholders differently, depending on their individual circumstances. Stockholders are encouraged to consult with their own tax advisors to determine the particular tax consequences that may be applicable in connection with the Plan of Sale and Dissolution. The Company elected to be taxed, and intends to qualify annually, as a regulated investment company (“RIC”) under the Code. As a RIC, the Company is not subject to U.S. federal income tax on any income that it timely distributes to its stockholders. If the Plan of Sale and Dissolution is approved by stockholders and the Company proceeds to liquidate and dissolve, the Company intends to continue to satisfy all of the qualification requirements for taxation as a RIC under the Code for its final taxable year including its RIC income and excise tax distribution requirements. Accordingly, the Company expects that it will not be taxed on any capital gains realized from the sale of the Company’s assets or ordinary income that the Company timely distributes to stockholders.

Although the Company intends to continue to qualify as a RIC, if the Plan of Sale and Dissolution is approved, the Company may be unable to maintain its RIC status or may withdraw its BDC election. If the Company fails to qualify as a RIC, and certain cure provisions are not applicable, or if the withdrawal of the Company’s BDC election occurs prior to the Company’s liquidation for U.S. federal income tax purposes, the Company would become subject to U.S. federal income tax imposed at corporate rates on all of its taxable income, including net capital gains. The resulting taxes at corporate rates could substantially reduce the Company’s net assets, the amount of income available for distribution to stockholders, the amount of the Company’s distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Company and its stockholders.

Receipt of a liquidating distribution by a stockholder will be a taxable event, in which the stockholder will be viewed as having sold his or her shares in exchange for an amount equal to the cash that he or she receives. Each stockholder who receives a liquidating distribution will generally recognize gain (or loss) for federal income tax purposes equal to the amount by which the amount of the liquidating distribution exceeds (or is less than) the stockholder’s adjusted tax basis in his or her shares. Any gain or loss realized by a stockholder on the liquidating distribution generally will be treated as long-term capital gain or loss if his or her shares of the Company’s common stock have been held for more than 12 months. Otherwise, the gain or loss on the liquidating distributions will be treated as short-term capital gain or loss.

The Company may be required to withhold U.S. federal income tax (“backup withholding”) (currently, at a rate of 24%) from a liquidating distribution paid to certain stockholders: (i) who fail to furnish the Company or the applicable paying agent with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding; or (ii) with respect to whom the IRS notifies the Company that such stockholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

Risk Factors Related to the Plan of Sale and Dissolution

The following risk factors, together with the other information in this Proxy Statement should be carefully considered by each stockholder before deciding whether to vote to approve the Plan of Sale and Dissolution as described in this proxy statement. In addition, our stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks that we believe are the material risks of which our stockholders should be aware. However, additional risks that are not presently known to us, or that we believe are not material, may also prove to be important to you.

We cannot assure you of the actual amount you will receive in liquidating distributions or when you will receive them.

Our estimated range of liquidating distributions of approximately $3.50 to $4.30 per share is based on assumptions and judgments as of June 30, 2026 and does not reflect the actual amount that our stockholders will receive. The actual amount distributed will depend on the proceeds realized from the disposition of our portfolio investments, the amount of our liabilities and the costs of the wind down process, each of which may differ materially from current expectations. This estimate is based on assumptions regarding portfolio liquidation values and wind down costs and is subject to uncertainty. As a result, both the amount and timing of any liquidating distributions may differ materially from this estimate.

The actual amount distributed may also be affected by fees and expenses incurred in connection with the wind down, including ongoing administrative and operational expenses, costs associated with managing and disposing of our portfolio, legal fees, taxes, and liabilities, including those related to pending or future litigation. Adverse changes in interest rates, credit market conditions, portfolio company performance or broader economic conditions occurring after the date of our estimate may reduce the value of our investments and the proceeds we are able to realize. The amount we receive upon disposition of our assets may be reduced by, among other things:

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the timing and potentially forced nature of asset sales in such a liquidation, which may differ materially from fair value or NAV, and may result in sales occurring at inopportune pricing;
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deterioration in the credit quality or financial condition of our portfolio companies or underlying obligors;
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changes in interest rates or credit spreads that may make it difficult to dispose of our debt investments at or above fair value;
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increases in defaults or non-accrual loans among our portfolio companies;
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reduced availability of financing for potential acquirers of our portfolio investments; and
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broader economic downturns that reduce demand for the types of assets comprising our portfolio.

If material changes occur after the date of our estimate, we may be required to update or supplement the disclosure provided to stockholders. Actual distributions may fall outside the estimated range, and stockholders should not place undue reliance on the estimate. As a result, actual liquidating distributions may differ materially from our estimate in both amount and timing.

The illiquidity of our portfolio investments may adversely affect the amount and timing of liquidating distributions.

A substantial portion of our portfolio consists of private, illiquid debt and equity investments in middle-market companies, as well as CLO equity and debt securities, for which there is generally no established secondary market. The absence of an active market for these investments means that realizations depend on negotiated transactions with third parties, which may take longer to execute and may involve pricing concessions or other terms less favorable than those assumed in our estimates and relative to fair value.

If we liquidate all or a portion of our portfolio on an accelerated basis in connection with the Plan of Sale and Dissolution, we may realize less than the values at which we have recorded these investments. We may be unable to find buyers on acceptable terms, or at all. We may also incur costs and liabilities in connection with dispositions, including representations and warranties, transaction fees and expenses, and contingent liabilities. Any of these factors could delay or reduce the liquidating distributions available to stockholders.

If our Plan of Sale and Dissolution costs or unpaid liabilities are greater than we expect, our liquidating distributions may be delayed or reduced.

Before making final liquidating distributions, we will be required to repay all outstanding indebtedness, satisfy all known liabilities, and make provision for contingent or unknown liabilities. We will continue to incur general operating expenses during the wind down process, including management fees, administrative fees, professional fees, regulatory compliance costs and expenses associated with monitoring and disposing of our portfolio.

Our board of directors may also determine to establish reserves for contingent liabilities, including potential litigation and indemnification obligations. To the extent that these costs, liabilities or reserves exceed current estimates, the amount available for distribution to stockholders will be reduced. In addition, if the wind down process takes longer than anticipated, the aggregate amount of expenses incurred will increase, which would further reduce liquidating distributions.

Insufficient cash flows may impair our ability to service our debt obligations, including under the remaining $11.0 million of the unsecured note.

Any default under the agreements governing our indebtedness, including under the remaining $11.0 million of the unsecured note, that is not waived could make us unable to pay principal, premium, if any, and interest on our other debt obligations. If we do not generate sufficient cash flow from operations and portfolio realizations, we may be unable to meet required payments or comply with covenants under these agreements. If we were to default on any payment or other obligations under our unsecured note, we are subject to acceleration on-demand clauses, which could require us to sell assets at inopportune times and amounts.

As we wind down our portfolio and cease new investment activity, our net investment income will decline. At the same time, we will remain obligated to service outstanding debt. Our ability to generate sufficient cash flows will depend on the pace and proceeds of portfolio realizations and broader economic and market conditions, which are outside of our control. There can be no assurance that the wind down will generate sufficient cash flows to meet these obligations.

Our board of directors will have the authority to cause us to sell or otherwise dispose of all of our remaining assets under terms that may be less favorable than those assumed for the purpose of estimating our estimated range of liquidating distributions.

If the Plan of Sale and Dissolution is approved by stockholders, our board of directors will have broad discretion to determine the timing, method and terms of the disposition of our portfolio investments. Stockholders will not have the opportunity to vote on individual dispositions.

In exercising this authority, the board of directors may determine that it is appropriate to dispose of assets at prices below previously recorded fair values in order to complete the wind down in an orderly manner or to address liquidity needs or obligations. As a result, actual realizations may differ from the assumptions underlying our estimated range of liquidating distributions.

Our board of directors may, under certain circumstances, modify or terminate the Plan of Sale and Dissolution without stockholder approval, which may impact the timing and amount of liquidating distributions.

Notwithstanding stockholder approval, our board of directors may determine that it is in the best interests of stockholders to modify or terminate the Plan of Sale and Dissolution, until the filing of the Notice of Dissolution with the State of Maryland.

Any such action may delay distributions, reduce the amount ultimately distributed, or result in the pursuit of an alternative transaction. There can be no assurance that any alternative would provide equal or greater value than the Plan of Sale and Dissolution.

OFS Advisor’s interests in the Plan of Sale and Dissolution may not be fully aligned with the interests of our stockholders.

OFS Advisor’s base management fee is based on the value of our total assets and will continue during the wind down process. As a result, OFS Advisor may have an incentive to maintain a larger asset base for a longer period, which may not align with stockholder preferences for the timing of distributions.

The board of directors oversees these potential conflicts, but OFS Advisor will continue to play a central role in managing the wind down process, including the timing and terms of portfolio dispositions.

Our basis of accounting may change during the wind down process.

Accounting Standards Codification Topic 205-30, Presentation of Financial Statements – Liquidation Basis of Accounting, provides a scope exception for investment companies regulated under the 1940 Act. Accordingly, while we are regulated under the 1940 Act, as a BDC or otherwise, we will not be subject to the general provisions of Accounting Standards Codification Topic 205-30 and will continue to prepare our consolidated financial statements in accordance with Accounting Standards Codification Topic 946, Financial Services – Investment Companies. However, despite this scope exception, SEC guidance may require us to record liquidation expenses when it is probable that liability has been incurred and the amount can be reasonably estimated, which may require the recognition of expenses sooner than we would have historically.

During the wind down process, if we no longer meet the scope exception under Accounting Standards Codification Topic 205-30, including if we are no longer regulated as an investment company under the 1940 Act, we may be required to adopt the liquidation basis of accounting. Under this approach, assets are recorded at estimated realizable value and liabilities are recorded at estimated settlement amounts, including an estimation for expected wind down costs.

There is a risk that the adoption of the liquidation basis of accounting may result in write-downs of certain of our assets, including our portfolio investments and CLO equity securities, to values substantially less than their carrying amounts under the going-concern basis, and may require that certain of our liabilities be increased to reflect the anticipated effects of the liquidation. Any such write-downs could materially reduce our reported NAV and may not reflect the actual proceeds ultimately realized.

Stockholder litigation related to the Plan of Sale and Dissolution could result in substantial costs and delay or reduce liquidating distributions.

The Plan of Sale and Dissolution may give rise to stockholder litigation. Such litigation may result in costs, including legal expenses, indemnification obligations, and potential settlements or judgments. Such litigation may be expensive and protracted and, even if we ultimately prevail, the process of defending against such claims may divert the attention of our board of directors and OFS Advisor from implementing the Plan of Sale and Dissolution and managing our portfolio and operations. We cannot provide any assurance regarding the outcome of any claims that may arise in the future. We have also agreed to indemnify our present and former officers, directors, and OFS Advisor in connection with litigation in which they are named or threatened to be named as parties in their respective capacities, which could result in substantial costs. Any fines, judgments, or settlements that exceed our applicable insurance coverage and any indemnification costs that we are required to pay could materially and adversely affect the net proceeds available for liquidating distributions, which may be delayed or reduced as a result.

1940 Act and BDC regulatory requirements applicable to us during the wind down process may constrain our ability to dispose of our portfolio investments or make distributions in the manner we currently anticipate.

As a BDC, we remain subject to ongoing regulatory requirements that will continue to apply during the wind down process, including asset coverage requirements, restrictions on affiliated transactions, and requirements governing distributions to stockholders. The application of these requirements during the wind down process may limit our flexibility in disposing of portfolio investments, making interim distributions, and structuring the final liquidating distribution. For example, the requirement that we maintain a minimum asset coverage ratio of at least 150% with respect to our outstanding senior securities may constrain our ability to make liquidating distributions to our stockholders prior to the full repayment of our debt obligations. In addition, the 1940 Act’s restrictions on affiliated transactions may limit our ability to sell portfolio investments to OFS Advisor, its affiliates, or other affiliated accounts, which could reduce the available pool of potential buyers for certain portfolio investments during the wind down process. We cannot assure you that these regulatory requirements will not adversely affect the pace, structure, or amount of liquidating distributions to our stockholders.

There can be no assurance that our adoption of the Plan of Sale and Dissolution will result in greater distributions to you on your investment within a reasonable period of time than you would receive through other alternatives.

If our stockholders approve the Plan of Sale and Dissolution, you will not participate in any future earnings or benefit from any increases in the value of our portfolio investments after such investments are realized or otherwise disposed of. While our board of directors believes that the Plan of Sale and Dissolution will provide you with distributions that are superior to those available through other alternatives that we may pursue, it is possible that pursuing other alternatives, including a merger, business combination, or continuation of operations, could ultimately provide you with a greater return. Prior strategic initiatives we evaluated, including potential mergers and business combinations, did not result in a transaction, in part due to the size of the Company and the challenges this presents in terms of strategic attractiveness to potential counterparties. In that context, our board of directors concluded that an orderly wind down and liquidation represented the most viable path to maximizing value for stockholders. Nevertheless, there can be no assurance that the Plan of Sale and Dissolution will result in distributions that exceed the value that could have been obtained through other means.

There have been, and may continue to be, developments that adversely impact our ability to realize the estimated range of liquidating distributions, and we may be required to issue supplemental disclosure if material changes occur.

Our estimated range of liquidating distributions was determined as of June 30, 2026 and reflects assumptions as of that date. Subsequent changes in market conditions, interest rates, portfolio performance or other factors may cause realizations to differ from those assumptions. This estimate is based on assumptions regarding portfolio liquidation values and wind down costs and is subject to uncertainty. Actual amounts and timing of any liquidating distributions will depend on factors including market conditions at the time of sale and the amount of liabilities to be satisfied or reserved, and may differ materially from this estimate. The amount ultimately distributed to our stockholders could be less than our estimated amounts.

If material changes occur, we may be required to update or supplement the disclosure provided to stockholders. Actual distributions may fall outside the estimated range, and stockholders should not place undue reliance on the estimate.

We may require additional liquidity to implement the Plan of Sale and Dissolution effectively, and such liquidity may not be available on favorable terms or at all.

We have estimated the amounts necessary to implement the Plan of Sale and Dissolution, including the costs of portfolio realization, debt repayment, wind down administration and ongoing operating expenses. However, these estimates may prove to be insufficient, and we may require additional liquidity to fund our obligations and effectively complete the wind down. For example, if the realization of our portfolio investments takes longer than anticipated, we may continue to incur operating expenses, debt service costs, and administrative expenses for an extended period, which could reduce the net proceeds available for distribution to stockholders. In addition, the requirement to repay the remaining $11.0 million of the unsecured note at its scheduled maturity on November 27, 2026 may create near-

term liquidity demands that are not fully covered by portfolio realization proceeds available at that time. Our ability to access additional liquidity during the wind down process will be constrained by the declining asset base of the Company, the illiquid nature of our portfolio investments, and the restrictions imposed by our existing debt agreements. If we are unable to generate sufficient liquidity from the realization of our portfolio to meet our obligations, we may be required to dispose of investments at disadvantageous times or prices, which could materially reduce the amounts available for distribution to our stockholders.

If we transfer our remaining assets to a liquidating trust or convert the Company into a liquidating entity, you will receive non-transferable interests and may face reduced liquidity, limited rights and uncertainty regarding distributions.

Pursuant to the Plan of Sale and Dissolution, our board of directors may, without further stockholder approval, transfer our remaining assets to a liquidating trust or convert the Company into a liquidating entity following the disposition of our assets and the satisfaction of, or provision for, our liabilities. In that event, your shares of common stock would automatically convert into non-transferable beneficial or ownership interests.

Interests in a liquidating trust may not be traded on an established market and will generally be non-transferable. As a result, you will have limited or no ability to sell your investment and will be required to hold it until the wind down is complete.

The timing and amount of distributions will be uncertain. Distributions will depend on asset sales, the resolution of liabilities and the level of reserves established for contingent or unknown claims. Distributions may be delayed for extended periods and may be lower than expected.

Holders of beneficial interests will have limited rights compared to stockholders. Trustees designated by our board of directors will have broad authority over the management, disposition and timing of distributions, and you will have limited ability to influence these decisions. In addition, a liquidating trust will not be subject to the same reporting requirements as the Company, and you may receive less frequent or less detailed financial information.

Any of these factors could delay or reduce the distributions you ultimately receive.

The tax treatment of a liquidating trust and related distributions may be uncertain and could result in adverse tax consequences.

Although it is anticipated that we will have distributed substantially all of our net assets to stockholders as soon as practicable after the Effective Date, securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Securities placed in a liquidating trust may be held for an indefinite period of time, potentially several years or longer, until they can be sold or pay out all of their cash flows. During such time, the stockholders will be exposed to the risks associated with the Company and the value of their interest in the Liquidating Trust will fluctuate with the value of the Liquidating Trust’s remaining assets. Additionally, the tax treatment of the Liquidating Trust may differ from the tax treatment applicable to the Company.

Pursuing the Plan of Sale and Dissolution may cause us to lose our RIC tax treatment, which would significantly reduce the amount of our liquidating distributions.

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code, but in pursuing the Plan of Sale and Dissolution, we may be unable to maintain our RIC status. As a RIC, we are not subject to U.S. federal income tax imposed at corporate rates on our income and capital gains that we timely distribute, or that we are deemed to distribute, to our stockholders. To maintain RIC status under the Code, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The source-of-income requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership”. The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each calendar quarter. Maintaining required asset diversification requirements becomes more challenging as the portfolio size is reduced. In addition, in order to qualify as a RIC, we generally must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss (the “Annual Distribution Requirement”).

We will be subject, to the extent we use debt financing or preferred stock, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for tax treatment as a RIC. If we are unable to obtain cash from other sources, we could fail to maintain our qualification for the tax benefits available to RICs and, thus, become subject to U.S. federal income tax.

If we fail to qualify for tax treatment as a RIC for any reason, and certain cure provisions are not applicable, we would become subject to U.S. federal income tax imposed at corporate rates on all of our taxable income, including our net capital gains. The resulting taxes at corporate rates could substantially reduce our net assets, the amount of income available for distribution to stockholders, the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders.

As we pursue the Plan of Sale and Dissolution, liquidate assets and reduce the size of our portfolio, our remaining investments may become more concentrated in a smaller number of issuers, asset classes or positions. As a result, it may become more difficult for us to satisfy the RIC asset diversification requirements at the applicable testing dates. In order to preserve our RIC status, we may need to sell or otherwise dispose of investments at times or prices that would not otherwise be desirable, including during periods of market volatility or limited liquidity, or we may be unable to dispose of investments in a manner that allows us to satisfy those requirements.

In addition, as we liquidate our portfolio, we may recognize taxable income without receiving corresponding cash, including as a result of payment-in-kind interest, original issue discount, market discount or gains from asset dispositions. We may also be required to make distributions in order to satisfy the Annual Distribution Requirement or avoid excise tax even when our available cash is limited or when distributions are not aligned with the timing of portfolio sales. These risks may be heightened during a wind down because we may have fewer income-producing assets, less access to financing or other liquidity sources, and less flexibility to manage the composition and timing of dispositions of our remaining portfolio.

If we fail to qualify as a RIC and later seek to requalify, we may be required to recognize built-in gains, pay corporate-level tax on unrealized appreciation, make special distributions or otherwise take actions that could further reduce cash and assets available for liquidating distributions. Any loss of RIC status, or any action required to preserve or requalify for RIC status, could materially reduce the amount, timing and predictability of distributions to our stockholders under the Plan of Sale and Dissolution.

Because liquidating distributions may be made in multiple tax years, the timing and character of your taxation with respect to such distributions may be uncertain, and a change in circumstances could subject you to greater tax liability than you anticipate.

Liquidating distributions may be made over multiple tax years and may vary in timing and character. Assuming such distributions are treated as liquidating distributions for U.S. federal income tax purposes, for U.S. holders, such distributions generally would not be taxable until the aggregate amount received exceeds the stockholder’s adjusted tax basis in its shares, after which amounts generally would be treated as capital gain.

If the Plan of Sale and Dissolution is modified, suspended, abandoned or terminated after distributions have been made, the tax treatment of those distributions may be uncertain or may change. In that case, prior distributions could be recharacterized or otherwise treated differently for U.S. federal income tax purposes, including as ordinary RIC distributions, capital gain dividends, returns of capital or payments in partial redemption of shares, depending on the circumstances. This could require stockholders to recognize taxable income earlier, or in a different amount or character, than anticipated and could require stockholders to file amended tax returns and pay additional taxes. The tax consequences of liquidating distributions will depend on individual circumstances, and stockholders should consult their own tax advisors.

Required Vote

Approval of the Plan of Sale and Dissolution requires the affirmative vote of the holders of a majority of all the votes entitled to be cast on this proposal. Section 6.2(a)(ii) of the Company’s charter provides that the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast is required to approve the liquidation or dissolution of the Company; provided, however, that if the Continuing Directors, by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the board of directors, approve such proposal, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient. The Continuing Directors have approved the Plan of Sale and Dissolution by the requisite two-thirds vote, and accordingly, the affirmative vote of the holders of a majority of all the votes entitled to be cast on this proposal is required for approval.

Because the vote required is based on all votes entitled to be cast, and not merely those shares present and voting, a failure to vote, an abstention from voting, or a broker non-vote will have the same effect as a vote “AGAINST” this proposal. Banks and brokers will not have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 3. Stockholders have no dissenters’ or appraisal rights in connection with the Plan of Sale and Dissolution.

The board of directors unanimously recommends a vote “FOR” the Plan of Sale and Dissolution.

Business of the Company

The information in “Item 1. Business” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is incorporated herein by reference.

Market INFORMATION AND distributionS

Market for Common Stock

The Company’s common stock is not listed on any national securities exchange and there is no established public trading market for the Company’s common stock. As of August 11, 2026, there were approximately 193 holders of record and 347 beneficial holders of our common stock.

Distributions

The following table summarizes the Company’s distributions declared during the fiscal years ended December 31, 2025, 2024 and 2023, and the six months ended June 30, 2026:

Period	Distributions Per Share ($)	Aggregate Cash Distributions ($)
Fiscal Year Ended December 31, 2023	1.0152	1,959,271
Fiscal Year Ended December 31, 2024	1.0152	1,776,121
Fiscal Year Ended December 31, 2025	0.67125	1,067,466
Six Months Ended June 30, 2026	0.0801	120,172

Following stockholder approval of the Plan of Sale and Dissolution, the sale of the Company’s assets and payment of, or provision for, all liabilities, including repayment of the remaining $11.0 million of the unsecured note, the Company expects to cease paying regular distributions and begin issuing one or more liquidating distributions to stockholders.

PROPOSAL FOUR

WITHDRAWAL OF BDC ELECTION

Board of Directors Recommendation

Our board of directors recommends a vote “FOR” the withdrawal of the Company’s election to be regulated as a business development company under the 1940 Act.

The Company has elected to be regulated as a BDC under the 1940 Act. As a BDC, the Company is subject to extensive regulation, including requirements relating to asset coverage, affiliated transactions, portfolio composition, custody of assets, corporate governance, SEC reporting and stockholder approval for certain transactions. These regulatory requirements impose ongoing compliance costs and operational burdens on the Company.

Section 58 of the 1940 Act permits a BDC to withdraw its election to be regulated as a BDC if such withdrawal is approved by the holders of a “majority of the outstanding voting securities” of the Company, as defined in Section 2(a)(42) of the 1940 Act. Once the withdrawal becomes effective, the Company will no longer be subject to the regulatory requirements of the 1940 Act applicable to BDCs.

Reasons for the Withdrawal

In connection with the Plan of Sale and Dissolution described in Proposal 3, the board of directors has determined that it is advisable and in the best interests of the Company and its stockholders to withdraw the Company’s BDC election. The board of directors considered the following factors in reaching this determination:

•
Regulatory cost reduction. The withdrawal of the Company’s BDC election will relieve the Company of the regulatory costs and compliance burdens associated with operating as a BDC, including the costs of maintaining compliance with the 1940 Act’s asset coverage, affiliated transaction and reporting requirements. Eliminating these costs will preserve assets for distribution to stockholders during the wind down process.
•
Operational flexibility. As a BDC, the Company is subject to restrictions that may impede the efficient execution of the Plan of Sale and Dissolution, including limitations on affiliated transactions under Sections 57 and 17 of the 1940 Act and the requirement to maintain a minimum asset coverage ratio of 150% with respect to outstanding senior securities. Withdrawal of the BDC election will provide the Company with greater flexibility to dispose of portfolio investments, repay debt obligations and make distributions to stockholders without the constraints imposed by these requirements.
•
Consistency with the Plan of Sale and Dissolution. If the Plan of Sale and Dissolution is approved, the Company will cease making new investments and will focus exclusively on the orderly disposition of its existing portfolio. The regulatory framework applicable to BDCs is designed for operating investment companies that are actively making and managing investments. The board of directors believes that the BDC regulatory framework is not well-suited to a company in wind down, and that withdrawal of the BDC election is a natural and appropriate step in connection with the Plan of Sale and Dissolution.
•
Reduced administrative burden. As a BDC, the Company is required to comply with certain governance, reporting and operational requirements under the 1940 Act that are duplicative of or incremental to the requirements applicable to the Company as a reporting company under the Exchange Act. Withdrawal of the BDC election will eliminate these incremental requirements and simplify the Company’s administrative obligations during the wind down period.

Effect of the Withdrawal

If the withdrawal of the Company’s BDC election is approved:

•
The Company will file a Form N-54C (Notification of Withdrawal of Election to be Subject to Sections 55 through 65 of the 1940 Act) with the SEC.
•
Upon the effectiveness of the withdrawal, the Company will no longer be subject to the regulatory provisions of the 1940 Act applicable to BDCs, including the asset coverage requirements, affiliated transaction restrictions and certain governance requirements.

•
The Company will continue to be subject to the reporting requirements of the Exchange Act until such time as it files a Form 15 to deregister its common stock, as contemplated by the Plan of Sale and Dissolution.
•
The Company’s executive officers and directors will no longer be subject to the 1940 Act’s restrictions applicable to officers and directors of a BDC, including certain restrictions on transactions with the Company.
•
The Company’s independent directors will no longer be required to satisfy the independence requirements of the 1940 Act, although they will continue to serve on the board of directors until the dissolution of the Company.
•
The OFS Advisory Agreement will continue in effect in accordance with its terms during the wind down period, except that the provisions of the 1940 Act governing the approval and terms of investment advisory agreements will no longer apply. The board of directors will continue to oversee the Company’s relationship with OFS Advisor.
•
To the extent that the withdrawal of the Company’s BDC election occurs prior to the Company’s liquidation for U.S. federal income tax purposes, the Company will fail to qualify as a RIC under Subchapter M of the Code for its taxable year that includes the withdrawal of the Company’s BDC election. If the Company fails to qualify as a RIC, it would become subject to U.S. federal income tax imposed at corporate rates on all of its taxable income (including its net capital gains).

Risk Factors Related to the Withdrawal of BDC Election

If we discontinue the Company’s election to be regulated as a BDC under the 1940 Act, we will no longer be subject to regulation under the 1940 Act.

As part of our Plan of Sale and Dissolution, we intend to ask our stockholders to approve the proposal to discontinue our election to be regulated as a BDC under the 1940 Act. If our stockholders approve the discontinuance of our BDC election, we will, effective upon receipt by the SEC of a Form N-54C, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act, which is designed to protect the interests of investors in investment companies, including certain laws and regulations related to insurance, custody, capital structure, composition of the board of directors, affiliated transactions, leverage limitations, and compensation arrangements.

The discontinuance of the Company’s election to be regulated as a BDC would result in a significant change in our accounting and financial reporting requirements.

If the Company discontinues its election to be regulated as a BDC under the 1940 Act, the Company would no longer be subject to Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies, which would result in a significant change in our accounting and financial reporting requirements. Our financial statements are currently presented and accounted for under the specialized method of accounting applicable to investment companies, which requires us to recognize our investments, including controlled investments, at fair value. As a BDC, we are currently precluded from consolidating any entity other than another investment company that acts as an extension of our investment operations and facilitates the execution of our investment strategy or an investment in a controlled operating company that provides substantially all of its services to us. Our financial statements reflect our investments at fair value, as determined in good faith by our board of directors. If the Company discontinues its election to be regulated as a BDC under the 1940 Act, the Company expects that it will be required to consolidate the financial statements of certain of its controlled or majority-owned portfolio investments together with those of the Company, which would be a significant change in our accounting and financial reporting requirements.

Our stockholders would no longer have the protections of the 1940 Act upon the discontinuance of the Company’s election to be regulated as a BDC under the 1940 Act.

If the Company ceases to operate as a BDC, our stockholders would no longer have the following protections of the 1940 Act:

•
we would no longer be subject to the requirement under the 1940 Act that we maintain a ratio of assets to senior securities of at least 150%;

•
we would no longer be subject to provisions of the 1940 Act prohibiting us from protecting any director or officer against any liability to the Company or our stockholders arising from willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person’s office;
•
we would no longer be required to provide and maintain an investment company blanket bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement;
•
we would no longer be required to ensure that a majority of our directors are persons who are not “interested persons,” as defined in the 1940 Act, and certain persons who would be prevented from serving on our board of directors if we were a BDC would be able to serve on our board of directors;
•
we would no longer be subject to provisions of the 1940 Act regulating transactions between BDCs and certain affiliates;
•
we would no longer be subject to provisions of the 1940 Act restricting our ability to issue shares below net asset value or in exchange for services or to issue warrants and options;
•
we would no longer be required to disclose the Company’s net asset value per share in our financial statements;
•
we would no longer be subject to provisions of the 1940 Act restricting our ability to change the nature of our business or fundamental investment policies without having to obtain the approval of our stockholders;
•
we would no longer be subject to the provisions of the 1940 Act limiting our ability to grant stock-based compensation to officers, directors and employees or to provide a profit-sharing program for them; and
•
we would no longer be subject to the other protective provisions set out in the 1940 Act and the rules and regulations promulgated under the 1940 Act.

In addition, we are very much affected by the legal, regulatory, tax and accounting regimes under which we operate. We periodically evaluate whether those regimes and our existing corporate structure are the optimum means for the operation and capitalization of our business. As a result of these evaluations, we may decide to proceed with structural and organizational changes (certain of which may require the approval of our stockholders), which could result in material dispositions of various assets, changes in our corporate form or other fundamental changes. We may incur certain costs in completing these evaluations and may receive no benefit from these expenditures, particularly if we do not proceed with any changes.

Relationship to the Plan of Sale and Dissolution

The board of directors is seeking approval of the withdrawal of the Company’s BDC election in connection with, but independent of, the Plan of Sale and Dissolution described in Proposal 3. Proposal 3 and Proposal 4 are not conditioned on each other. However, the board of directors believes that the withdrawal of the BDC election, if approved, will facilitate a more efficient and cost-effective wind down process.

If Proposal 3 is approved, but Proposal 4 is not approved, the Company will proceed with the Plan of Sale and Dissolution while continuing to operate as a BDC and will remain subject to the regulatory requirements of the 1940 Act throughout the wind down process. This may increase the costs of the wind down and reduce the amounts available for distribution to stockholders.

If Proposal 4 is approved, but Proposal 3 is not approved, the Company does not intend to withdraw its election to be regulated as a BDC and will not proceed with the Plan of Sale and Dissolution. The board of directors would then continue to evaluate strategic alternatives for the Company. In such circumstances, the Company would continue to operate as a BDC under the 1940 Act and as a reporting company under the Exchange Act.

The approval of Proposal 4 is contingent upon the approval of Proposal 3. If stockholders approve Proposal 4 but do not approve Proposal 3, the Company will not withdraw its BDC election. The approval of Proposal 3, however, is not contingent upon the approval of Proposal 4; if Proposal 3 is approved but Proposal 4 is not, the Company intends to proceed with the wind down and dissolution while remaining subject to regulation as a BDC under the 1940 Act. Proposal 1, Proposal 2 and Proposal 5 are not contingent on the approval of any other proposal.

Required Vote

Approval of the withdrawal of the Company’s BDC election requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Company, as defined in Section 2(a)(42) of the 1940 Act. This means the lesser of: (i) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Company.

Because the vote required is based on a threshold of outstanding voting securities, and not merely those shares present and voting, a failure to vote, an abstention from voting, or a broker non-vote will have the same effect as a vote “AGAINST” this proposal. Banks and brokers will not have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 4.

Our board of directors recommends a vote “FOR” the withdrawal of the Company’s election to be regulated as a business development company under the 1940 Act.

PROPOSAL FIVE

ADJOURNMENT OF ANNUAL MEETING

Board of Directors Recommendation

Our board of directors recommends a vote “FOR” any adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

If, at the Annual Meeting, the number of shares of common stock present or represented by proxy and voting in favor of any of the foregoing proposals is insufficient to approve such proposal, the Company intends to move to adjourn the Annual Meeting in order to enable the board of directors to solicit additional proxies in favor of such proposal.

In this proposal, the Company is asking its stockholders to authorize the holder of any proxy solicited by the board of directors to vote in favor of adjourning the Annual Meeting to another time and place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals, including the Plan of Sale and Dissolution (Proposal 3) and the withdrawal of the Company’s BDC election (Proposal 4).

If the stockholders approve this proposal, the Company could adjourn the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted against the applicable proposal. Among other things, approval of this proposal could mean that, even if proxies representing a sufficient number of votes against a proposal have been received, the Company could adjourn the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes in favor of the proposal.

If the adjournment proposal is approved, the Annual Meeting may be adjourned to any date. If the Annual Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use at the reconvened Annual Meeting. If you have signed a proxy and wish to revoke it before the reconvened meeting, you may do so in the manner described under “Changing Your Vote; Revocation of Proxy” in this Proxy Statement.

Required Vote

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal, provided a quorum is present in person or by proxy, is required to approve the adjournment of the Annual Meeting. An abstention from voting on this proposal will have no effect on the outcome of this proposal. Banks and brokers will not have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 5, and broker non-votes will have no effect on the outcome of the vote.

Our board of directors recommends a vote “FOR” any adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

SUBMISSION OF STOCKHOLDERS PROPOSALS

If the Plan of Sale and Dissolution described in Proposal 3 is approved by stockholders and the Company proceeds with the dissolution contemplated therein, the Company does not expect to hold a 2027 annual meeting of stockholders. The following information is provided only in the event that the Plan of Sale and Dissolution is not approved or is terminated and the Company continues its operations and holds a 2027 annual meeting.

In order to be included in the proxy materials for our 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholders’ proposals must be received by us at our principal executive offices no later than April 15, 2027.

Pursuant to the Company’s bylaws, stockholder proposals or director nominations to be presented at the 2027 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be delivered to, or mailed and received at, the principal executive offices of the Company not later than the one hundred twentieth (120th) day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting was released to stockholders. Because the date of the 2026 Annual Meeting has been advanced or delayed by more than thirty (30) days from the first anniversary of the date of the preceding year’s annual meeting, notice by a stockholder of any proposal or nomination to be presented at the 2027 annual meeting of stockholders (other than proposals submitted pursuant to Rule 14a-8 under the Exchange Act) must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the one hundred fiftieth (150th) day prior to the date of the 2027 annual meeting of stockholders or the tenth day following the day on which public announcement of the date of such meeting is first made. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. Pursuant to Rule 14a-4 of the Exchange Act, discretionary authority will apply when a choice is not specified by the stockholder provided that the proxy states in bold-face type how it is intended to vote the shares.

Pursuant to the Company’s bylaws, for a director nomination or other business to be considered for the next annual meeting of stockholders, notice must be provided in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office by April 15, 2027, but not before March 16, 2027. Notices of intention to present proposals at the 2027 annual meeting of stockholders should be addressed to Tod K. Reichert, our Corporate Secretary, Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Hancock Park Corporate Income, Inc., 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, Attention: Tod K. Reichert, Corporate Secretary, telephone: (847) 734-2000. In the future, if you want to receive separate copies of the proxy statement or annual report to stockholders, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10‑K FOR THE YEAR ENDED DECEMBER 31, 2025, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON AUGUST 11, 2026, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO TOD K. REICHERT, CORPORATE SECRETARY, HANCOCK PARK

CORPORATE INCOME, INC., 222 West Adams Street, Suite 1850, CHICAGO, ILLINOIS 60606 (TELEPHONE NUMBER 1-847-734-2000) OR D.F. KING, THE COMPANY’S PROXY SOLICITOR (TELEPHONE NUMBER (800) 967-4614). A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE AS PROVIDED IN THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

Tod K. Reichert
Corporate Secretary

Chicago, Illinois

August 19, 2026

HANCOCK PARK CORPORATE INCOME, INC.

PRIVACY NOTICE

Your privacy is very important to us. This Privacy Notice sets forth Hancock Park Corporate Income, Inc.’s (“HPCI”, “our,” “we,” or “the Company”) policies with respect to non-public personal information provided to us. These policies apply to stockholders of the Company and may be changed at any time, provided a notice of such change is given to you. This notice replaces all previous statements of our privacy policy. Please read this Privacy Notice as it provides important information regarding our privacy practices and an explanation of your rights. If you do not agree with this Privacy Notice, please do not provide us with personal information.

1.
What Personal Information We Collect?

You may provide us with non-public personal information, such as your name, address, e-mail address, social security and/or tax identification number, date of birth, assets and/or income information: (i) in a trading confirmation or other related account or transaction documentation; (ii) in correspondence and conversations with us and our representatives; and (iii) through transactions with the Company.

Whether you choose to provide any particular information requested by the Company is completely your own choice, but if you choose not to provide the information we request, you may be unable to receive or access certain services, offers and information.

2.
Where Do We Obtain Your Personal Data?

We may collect, and may have collected, information about you from a number of sources, including from you directly or from external sources.

Sources from which we may collect your information directly include:

•
documentation that you completed when you subscribed for an investment;
•
correspondence and conversations with us;
•
transactions you have made or will make with us;
•
your purchase of securities from us, including information regarding where to send money; and
•
Internet or other electronic network activity – such as a consumer’s interaction with an internet website, application, or advertisement.

External sources from which we may collect your information include:

•
publicly available and accessible directories and sources;
•
tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction;
•
governmental and competent regulatory authorities to whom we have regulatory obligations;
•
credit agencies; and
•
fraud prevention and detection agencies and organizations.
3.
Why Do We Collect Your Personal Data?

We may collect your personal information for the following purposes:

•
to administer, manage and set up your investment, and any related accounts on an ongoing basis;
•
to facilitate the transfer of funds and administer any other transaction with you;
•
to open, maintain or close accounts in connection with your subscription or redemption;
•
to send updates, information and notices or otherwise correspond with you in connection with your investment;
•
to verify the identity and addresses of our investors (and, if applicable, their beneficial owners);
•
to comply with requests from regulatory, governmental, tax and law enforcement authorities;
•
to comply with applicable regulatory, accounting, tax and audit requirements;
•
to conduct surveillance and investigation;
•
to maintain statutory registers;
•
to comply with the U.S. Office of Foreign Assets Control list and other governmental sanctions lists;
•
to address or investigate any complaints, claims, proceedings or disputes;
•
to provide you with, and inform you about, our investment products and services;
•
to send direct marketing communications to you;

•
to assist with internal compliance with our policies and process;
•
to protect our business against fraud, breach of confidence, theft of proprietary materials and other financial or business crimes (to the extent that this is not required of us by law);
•
to monitor and improve our relationships with investors;
•
to ensure appropriate group management and governance;
•
to keep our internal records;
•
to prepare reports on incidents / accidents;
•
to analyze and manage commercial risks and operations;
•
to seek professional advice, including legal advice;
•
to enable any actual or proposed assignee or transferee, participant or sub-participant of our rights or obligations to evaluate proposed transactions;
•
to facilitate business asset transactions involving the Company or related investment vehicles;
•
to monitor communications to/from us using our systems; and
•
to protect the security and integrity of our IT systems.

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

4.
How We Share Information We Collect

We may share any of the non-public personal information collected from our stockholders, or prospective or former stockholders with our affiliates, such as our investment adviser, and to certain service providers such as our accountants, attorneys, auditors, transfer agents and brokers, in each case for our everyday business purposes, such as to facilitate the acceptance and management of your investment or account or as otherwise permitted by applicable law. We may also disclose the information we collect:

1.
As Authorized – if you request or authorize disclosure of the information, in each case in accordance with the agreements governing your investment.
2.
As required by law – for example, to cooperate with any government regulators, self-regulatory organizations or law enforcement authorities.
3.
As otherwise permitted by law – for example, (i) to service providers who maintain, process or service the Company; (ii) in connection with the making, management or disposition of any fund investment; (iii) as otherwise necessary to effect, administer or enforce investment or fund transactions; or (iv) in connection with a sale or other transfer of the Company. We may also share information with attorneys, accountants, other service providers and with persons otherwise acting in a representative or fiduciary capacity on behalf of investors or the fund.
4.
To service providers – we may share information with service providers that perform marketing services on our behalf.

We do not, and will not, sell personal data to third parties.

5.
Retention

We keep your personal information for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, to comply with regulatory requirements, in connection with any investment you are involved in, and in accordance with our data retention schedule. We may retain your personal information for a longer period if doing so is necessary to comply with our legal or reporting obligations, or as otherwise permitted or required by law. We may also retain your personal information in a deidentified or aggregated form so that it can no longer be associated with you. To determine the appropriate retention period for your personal information, we consider various factors, such as the amount, nature, and sensitivity of your information; the potential risk of unauthorized access, use or disclosure; the purposes for which we collect or process your personal information; and applicable legal requirements.

6.
Personal Data from Minors

We do not offer financial services and products to minors and do not knowingly collect or sell the personal information of minors. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.

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7.
Consent and Our Right To Withdraw It

We do not generally rely on obtaining your consent to process your personal data. If we do, you have the right to withdraw this consent at any time. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time if you wish to do so.

8.
Feedback, Concerns or Queries

We take your feedback and concerns very seriously. We encourage you to bring to our attention any feedback or concerns you may have about our processing your personal data.

This Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please contact us at 1-833-687-3622 or send us an e-mail at privacy@ofsmanagement.com at any time for further information.

9.
Protecting Your Personal Information

Except as permitted by law, we require all non-affiliated third-party service providers to whom we disclose non-public personal information about our customers to enter into confidentiality agreements with us.

We implement and maintain reasonable security appropriate to the nature of the personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our reasonable security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (i) there are security and privacy limitations of the Internet which are beyond our control; (ii) the security, integrity, and privacy of any and all information and data exchanged between you and us through the website cannot be guaranteed; and (iii) any such information and data may be viewed or tampered with in transit by a third party.

If you have any questions regarding this Privacy Notice or the treatment of your non-public personal information, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.

10.
European Privacy Rights and Disclosures

This European Privacy Rights and Disclosure section addresses legal obligations and rights specified in the General Data Protection Regulation and the UK General Data Protection Regulation (together, “GDPR”). These obligations and rights apply to individuals who are located in the European Economic Area (“EEA”) and the United Kingdom (“UK” and, together with the EEA, “Europe”). This section describes the policies and procedures followed by the Company regarding the collection, use and disclosure of your personal data when you visit the website, or otherwise interact with the Company. For the purposes of this section (European Privacy Rights and Disclosures), “personal data” means any information relating to an identified or identifiable natural person, either directly or indirectly.

According to the GDPR, the Company is the controller of your personal data.

a.
Collection of Your Personal Data

When you visit the website, receive services from us or otherwise interact with us, we may collect the following personal data about you: your name, postal address, e-mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, employer, job title, bank account information, financial information such as your income and net worth, risk tolerance and transaction history, details about your investment activity or retirement portfolios and information about your transactions with us such as the investment amount and any contributions and/or distributions, as well as any other information you choose to provide to us.

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Where the Company carries out background checks on certain individuals for a business purpose, this may involve the processing of data relating to criminal convictions and offences. This data will only be processed where such processing is specifically required or authorized by law.

b.
Use of Your Personal Data

We may use the personal data you give us to carry out the following purposes:

Purpose	Lawful Basis
To contact you and to respond to your requests and enquiries when you contact us, or subscribe to receive email alerts	We have a legitimate interest to respond to your requests and enquiries for ongoing business administration
To deliver services to you	To manage and perform our contract with you
For recruitment purposes	We have a legitimate interest to consider an applicant for a role or vacancy in accordance with our recruitment process
To send you our newsletter / bulletin or any other direct marketing information	Where we have received your consent
For business administration, including statistical analysis	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To personalize your visit to the website and to assist you while you use the websites	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
To improve the website by helping us understand who uses the websites	We have a legitimate interest to properly manage and administer our relationship with you and to ensure that we are effective and efficient
For fraud prevention and detection and to comply with applicable laws, regulations or codes of practice	To comply with our legal obligations

You have the right to object to processing of your personal data where that processing is carried out for our legitimate interest.

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c.
Sharing Your Personal Data

We may share your personal information with others, but only in certain limited situations, including: (i) within our corporate group or among our affiliated entities, all of which follow this Privacy Notice or equivalent privacy policies; (ii) with our service providers or other parties who agree to keep your personal information confidential and use it only on behalf of the Company; (iii) if your investment is transferred from your current custodian to another custodian, we provide your contact details, tax identification number and other personal information contained within transfer documents to the new custodian on your behalf; and (iv) as otherwise agreed by you. Third parties with whom we share your personal information are bound to comply with similar and equally stringent undertakings of privacy and confidentiality.

In some cases, we may be required to disclose certain personal information to comply with legal or regulatory obligations; to comply with the charter of the applicable entity into which you invest; to detect and protect against fraud, or any technical or security vulnerabilities; for an investigation or a legal process, such as a court order or subpoena; to respond to an emergency; or otherwise to protect the rights, property, safety, or security of third parties, visitors to the website, our businesses, or the public. In addition, the Company may disclose certain personal information to any third party that acquires, or is interested in acquiring, all or part of the Company’s assets or shares, or that succeeds the Company in carrying on all or a part of its business, whether by merger, acquisition, reorganization or otherwise.

d.
International Transfers

When you are based in the Europe, personal data collected from you, including via the websites may be transferred to certain recipients located outside Europe, which do not provide a similar or adequate level of protection to that provided by countries in Europe, including the United States. Where we transfer your personal data outside of Europe, we will do so on the basis of appropriate safeguards, such as contractual safeguards.

e.
Rights of Individuals

You may have certain data privacy rights which may be subject to limitations and/or restrictions. These rights include the right to: (i) request access to and rectification and erasure of your personal data; (ii) obtain restriction of processing or to object to processing of your personal data; and (iii) ask for a copy of your personal data to be provided to you, or a third party, in a digital format. You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority. If you would like to exercise any of these rights, please feel free to e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.

11.
California Privacy Rights and Disclosures

This California Privacy Rights and Disclosure section addresses legal obligations and rights specified in the California Consumer Privacy Act, as amended (the “CCPA” or “Act”). For the purposes of this section (California Privacy Rights and Disclosures), “personal information” means information that identifies, relates to, describes, is reasonably capable of being associated with, or could be reasonably linked, directly or indirectly, with a particular consumer or household. If you need access to this Privacy Notice in a different format for accessibility reasons, please e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622.

These obligations and rights apply to businesses doing business in California and to California residents and information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with California consumers or households. It does not include deidentified or aggregate information, publicly available information, or lawfully obtained, truthful information that is a matter of public concern.

The following chart describes the categories of personal information we may collect or have collected about you in the past 12 months and, for each category, where and why we collect it, and the categories of entities to whom we disclose the personal information, if any:

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Category of Personal Information (“PI”)	Sources from which PI is/was collected	Purpose of collection	Categories of entities with whom PI is/was disclosed

Address and other identifiers – such as name, postal address, e- mail address, phone number, account name, date of birth, social security number, driver’s license number, photograph, passport number, or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: social security number, driver’s license number, state identification card number, and/or passport number.

•
Directly from you;
•
Automatically when you use our website or services;
•
From third parties; including business partners, your employer, tax authorities and background/credit check providers; and
•
Publicly available sources

•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
•
To respond to any questions or concerns you have raised;
•
To deal with administrative matters such as capital calls or redemptions;
•
To perform services on our behalf, such as customer service, processing or fulfilling orders;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
To carry out anti-money laundering and other compliance checks and controls;
•
To verify your identity or for other fraud and/or crime prevention;
•
To debug errors in our systems;
•
For marketing and advertising purposes; and
•
For internal research, analytics and development

•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•
Group companies, for business, marketing and operational purposes;
•
Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Protected status – such as citizenship, ethnic background, gender or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: racial, ethnic, or national origin.

• Directly from you; • From third parties; including business partners, your employer and background/credit check providers; and • Publicly available sources
•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
•
To respond to any questions or concerns you have raised;
•
To deal with administrative matters;
•
To perform services on our behalf;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
To carry out anti-money laundering and other compliance checks and controls; and
•
To verify your identity or for other fraud and/or crime prevention

•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Service providers, including to provide and support our data management, analytics, security, background and credit checks, and storage systems;
•
Group companies, for business, marketing and operational purposes;
•
Transaction (merger and acquisition) partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

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Internet or other electronic network activity – such as browsing history, search history, a consumer’s interaction with an internet website, application, or advertisement

NOTE: The information in this category may include the following elements as defined as Sensitive Personal

Information in the Act: the contents of mail, e- mail, or text messages, to which the business was not the intended recipient.

• Automatically when you use our website or services	• To debug errors in our systems; • For marketing and advertising purposes; and • For internal research, analytics and development	• Group companies, for business, marketing and operational purposes

Financial information such as bank account details, credit history, income details, assets and investment experience, risk tolerance or other similar identifiers

NOTE: The information in this category may include the following elements as defined as Sensitive Personal Information in the Act: log-in, financial account, debit card, or credit card number, in combination with any required security or access code, password, or credential allowing access to an account.

•
Directly from you;
•
From your employer;
•
Automatically when you use our website or services;
•
From third parties acting on your behalf; including business partners, accountancy and law firms; and
•
Background/credit check providers

•
To provide you services;
•
To deal with administrative matters such as invoicing, renewal or to audit customer transactions;
•
To perform services on our behalf, such as processing capital calls or redemptions;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
To carry out anti-money laundering and other compliance checks and controls; and
•
To verify your identity or for other fraud and/or crime prevention

•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Service providers, including to provide and support our data management, analytics, security, and storage systems;
•
Group companies, for business, marketing and operational purposes;
•
Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Commercial information – such as records of personal property, products or services purchased, obtained, or considered, or other purchasing or consuming histories or tendencies or other similar identifiers

• Directly from you; • Automatically when you use our website or services; • From third parties acting on your behalf; including business partners and law firms; and • Through publicly available sources	• To provide you services; and • To otherwise carry out our obligations arising under our contract with you and to enforce the same
•
Professional advisers, including depositories, administrators, custodians, investment advisers, accountancy and legal firms, in order to provide us with advice and services;
•
Group companies, for business, marketing and operational purposes;
•
Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

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Education or other professional information, including veteran status or other similar identifiers

NOTE: The information in this category may include the following elements as defined in the Act as Sensitive Personal Information: union membership.

	• Directly from you; • From your employer; and • Through publicly available sources	• To provide you services; and • To otherwise carry out our obligations arising under our contract with you and to enforce the same
•
Group companies, for business, marketing and operational purposes;
•
Transaction partners, including to facilitate the diligence, negotiation, and completion phases of transactions contemplated by you, us, our parent company, or affiliated operating companies; and
•
Government authorities or other entities with legal authority to request the information

Inferences drawn from CCPA PI – such as individual profiles, preferences, characteristics, behaviors or other similar identifiers	• Directly from you; • Automatically when you use our website or services; and • From third parties; including business partners or firms acting on your behalf
•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
•
To respond to any questions or concerns you have raised;
•
To deal with administrative matters;
•
To perform services on your behalf, such as booking travel arrangements;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same;
•
For marketing and advertising purposes; and
•
For internal research, analytics and development
• Group companies, for business, marketing and operational purposes
Audio or video footage collected using CCTV cameras (only if you visit one of our premises that uses this technology)	• From the use of our CCTV cameras. Where we have cameras on our premises, your image and movements may be recorded.	• To monitor safety, fraud, employee theft, and crime prevention	• Group companies, for business and operational purposes; and • Government authorities or other entities with legal authority to request and for us to provide the information
Biometric information NOTE: Biometric information is considered an element of Sensitive Personal Information.	• Directly from you	• To carry out required compliance checks and controls; and • To verify your identity or for other fraud and/or crime prevention; and
•
Group companies, for business and operational purposes; and
•
Government authorities or other entities with legal authority to request and for us to provide the information
•
Service providers in connection with background checks and/or fingerprinting
•
Service providers in connection with face and voice recognition

Geolocation Information NOTE: The information in this category may include the following elements of Sensitive Personal Information: precise geolocation.	• Directly from you
•
To provide you services;
•
To contact you to discuss the services or products you receive from us;
•
To respond to any questions or concerns you have raised;
•
To otherwise carry out our obligations arising under our contract with you and to enforce the same
• Group companies, for business and operational purposes

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a.
Your Right to Request Disclosure of Information We Collect and Disclose about You

If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:

1.
The categories of your personal information that we’ve collected.
2.
The specific pieces of your personal information that we’ve collected.
3.
The categories of sources from which we collected your personal information.
4.
The categories of your personal information that we’ve sold or disclosed for a business purpose.
5.
The business or commercial purposes for which we collected, sold or shared your personal information.
6.
The categories of third parties to whom we’ve disclosed your personal information.

To exercise your CCPA right to request this information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622 These requests for disclosure are generally free.

b.
Your Right to Request the Deletion of Personal Information

Upon your request, and subject to certain exceptions, we will delete, and direct applicable service providers to delete, the personal information we have collected about you.

To exercise your right to request the deletion of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for deletion are generally free.

c.
Your Right to Ask Us Not to Sell or Share Your Personal Information

We do not, and will not, sell or share your personal information.

d.
Your Right to Request the Correction of Your Personal Information

Upon your request, and subject to certain limitations, we will correct any inaccurate personal information we maintain about you.

To exercise your right to request the correction of your personal information, either e-mail us at privacy@ofsmanagement.com or contact us at 1-833-687-3622. These requests for correction are generally free.

e.
Our Use or Disclosure of Sensitive Personal Information

We only use and disclose Sensitive Personal Information for the purposes set forth in Section 7027(m) of the CCPA regulations.

f.
Our Support for the Exercise of Your Data Rights

We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Notice, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.

g.
How We Will Handle a Request to Exercise Your Rights

For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.

When you make a request to access, correct, or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

9

Appendix A

HANCOCK PARK CORPORATE INCOME, INC.

PLAN OF SALE AND DISSOLUTION

1.
This Plan of Sale and Dissolution (the “Plan of Sale and Dissolution”) of Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”), has been approved by the Company’s Board of Directors (the “Board”) as being advisable and in the best interests of the Company and its stockholders. The Board has directed that the Plan of Sale and Dissolution, including the sale of all or substantially all of the Company’s assets, the Company’s complete wind down and liquidation, and the Company’s dissolution in accordance with, among others, §3-105(b)(1)-(2), §3-403(c), §3-404, §3-406, §3-408, §3-410 and §3-412 of the Maryland General Corporation Law (the “MGCL”) and the Company’s Articles of Amendment and Restatement (the “Charter”) be submitted for approval to the holders (the “Common Stockholders”) of the outstanding common stock, $0.001 par value per share (the “Common Stock”), of the Company. The Plan of Sale and Dissolution shall become effective upon approval of the Plan of Sale and Dissolution by the Common Stockholders holding a majority of all votes entitled to be cast on the matter. The date of the Common Stockholder approval is hereinafter referred to as the “Effective Date.”
2.
For U.S. federal income tax purposes: (i) the Plan of Sale and Dissolution is intended to accomplish the complete liquidation of the Company within the meaning of Sections 331 and 562 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder; (ii) the Plan of Sale and Dissolution is intended to constitute a “plan of liquidation” for U.S. federal income tax purposes, including within the meaning of Section 562 of the Code and the regulations thereunder; and (iii) all distributions of the Company declared after the Effective Date are intended to be liquidating distributions made pursuant to the Plan of Sale for purposes of Sections 331 and 562 of the Code and the regulations thereunder. Within 30 days after the Effective Date, the proper officers of the Company shall file Form 966 with the Internal Revenue Service, together with a certified copy of the Plan of Sale and Dissolution, as advised and approved by the Board and approved by the Common Stockholders.
3.
Pursuant to the Plan of Sale and Dissolution, the Board shall authorize the Company to sell, convey, transfer and deliver or otherwise dispose of any or all of the assets of the Company in one or more transactions, and acting for itself or for any direct or indirect subsidiaries, in each case without further approval of the Common Stockholders. The Company shall be authorized to engage in the wind down of the Company’s business and affairs, discharging, paying or setting aside reserves for all Company liabilities, including, but not limited to, contingent liabilities and the liabilities of its subsidiaries, and distributing its assets to its Common Stockholders, all in accordance with the Charter and the Company’s First Amended and Restated Bylaws (collectively, the “Governing Documents”), and the Plan of Sale and Dissolution, if the Board so chooses, and make protective acquisitions or advances with respect to the Company’s assets.
4.
The appropriate officers of the Company shall take all actions as may be necessary or appropriate to marshal the assets of the Company and convert the same, in whole or in parts, into cash or other form as may be distributed to the Common Stockholders.
5.
If approved by the stockholders of the Company, the Company will withdraw its election to be regulated as a business development company (“BDC’) before dissolution. The Company shall file Form N-54C with the U.S. Securities and Exchange Commission (the “SEC”) to withdraw its election as a BDC. When the Company withdraws its BDC election or it no longer qualifies as a BDC, it may qualify as an investment company under the Investment Company Act of 1940, as amended. If the Company qualifies as an investment company, it will convert to a liquidating trust and operate pursuant to applicable SEC guidance such that the Company would not be required to register as an investment company under the 1940 Act.
6.
The Company shall: (i) pay, or make reasonable provision to pay, all claims and obligations of the Company and its subsidiaries, including all contingent, conditional or contractual claims known to the Company and its subsidiaries; and (ii) make all provisions that are reasonably likely to be sufficient to provide compensation for any claim against the Company or its subsidiaries in connection with any pending action, suit or proceeding to which any of the Company or its subsidiaries is a party. All claims shall be paid in full (except to the extent a lesser amount is agreed upon between the Company and its subsidiaries on the one hand and the applicable creditor on the other hand). The Company is authorized, but not required, to establish one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses. Creation of a reserve fund may be accomplished by a recording in the Company’s accounting ledgers of any accounting or bookkeeping entry which indicates the allocation of funds so set aside for payment. The Company is also authorized, but not required, to create a reserve fund by placing cash or other property in escrow with an escrow agent for a specified term together with payment instructions. Any undistributed amounts remaining in such an escrowed reserve fund at the end of its term shall be returned to the Company or such other successor-in-interest to the Company as may then exist or, if no such entity is then in existence, shall be delivered to the unclaimed property division of the Maryland State Comptroller’s office. The Company may also create a reserve fund by any other reasonable means.

7.
Subject to Section 9 below and the Governing Documents, the liquidating distributions contemplated by the Plan of Sale and Dissolution shall be in complete liquidation of the Company and, following the dissolution and termination of the Company, any certificates evidencing the issued and outstanding Common Stock shall thereupon be canceled. The Board shall make such provisions as it deems appropriate regarding the cancellations, in connection with the making of liquidating distributions hereunder, of certificates evidencing the Common Stock outstanding.
8.
Upon the complete distribution of all assets of the Company to the Common Stockholders and the dissolution and termination of the Company, all Common Stock will be canceled and no longer deemed outstanding and all rights of the holders thereof as stockholders of the Company shall cease and terminate.
9.
In order to enable the Company to terminate its obligation to file quarterly reports and audited annual financial statements with the SEC, the Board may cause the Company to make the final distribution to Stockholders as a distribution in a trust (the “Liquidating Trust”) subject to compliance with all applicable SEC rules and guidance, at such time as the Board deems appropriate in its discretion, substantially as follows:
(a)
The Company may create the Liquidating Trust under statutory or common law of Maryland or such other jurisdiction as the Board deems advisable and may transfer and assign to the Liquidating Trust all or substantially all of the remaining assets of the Company or its subsidiaries of every sort whatsoever, including its unsold assets, claims, contingent claims and causes of action, subject to all of their unsatisfied debts, liabilities and expenses, contingent or otherwise. From and after the date of such transfer and assignment of assets (subject to liabilities) to the Liquidating Trust, the Company shall have no interest of any character in and to any such assets and all of such assets shall thereafter be held by the Liquidating Trust.
(b)
Simultaneously with such transfer and assignment to the Liquidating Trust, certificates evidencing Common Stock will be deemed to represent ownership in the Liquidating Trust, each share of Common Stock shall automatically and without any need for notice or presentment of a certificate be deemed to hold corresponding shares of common beneficial interest in the Liquidating Trust. Such deemed distribution of shares of common beneficial interest shall constitute the final distribution of all of the assets of the Company to the Common Stockholders under this Plan of Sale and Dissolution.
(c)
The Liquidating Trust shall be constituted pursuant to a liquidating trust agreement or other instrument governing the Liquidating Trust (the “Liquidating Trust Agreement”), in such form as attached to this Plan of Sale and Dissolution and contain such terms and conditions as the Board may approve in its discretion. Without limiting the generality of the foregoing, the Liquidating Trust Agreement shall provide: (i) that shares of common beneficial interest in the Liquidating Trust shall not be transferable (except by will, intestate succession or operation of law); (ii) that the Liquidating Trust will have a finite life and will terminate upon the earlier of the complete distribution of the trust corpus or a specified number of years from the date that the Trust’s assets were first transferred to it, subject to extensions of determinate duration; and (iii) that the Liquidating Trust may disclose annual financial statements, which need not be audited, to holders of its beneficial interests (which statements, if prepared and distributed, shall be filed under cover of an Annual Report on Form 10-K under the Company’s SEC file number to the extent the Liquidating Trust is eligible to do so) but need not prepare or distribute any quarterly financial statements.
(d)
The initial trustees of the Liquidating Trust shall be designated by the Board.

(e)
Approval of this Plan of Sale and Dissolution shall constitute the approval by the Common Stockholders of the transfer and assignment to the Liquidating Trust, the form and substance of the Liquidating Trust Agreement, as approved by the Board and the appointment of trustees designated by the Board.
10.
In the event that: (i) the Board determines it is necessary or advisable in order to enable the Company to terminate its obligation to file quarterly reports and audited annual financial statements with the SEC; or (ii) the Board determines in its discretion that it is otherwise advisable or appropriate to do so, the Board may, instead of terminating the existence of the Company by voluntary dissolution and termination under the MGCL and the Governing Documents, but nonetheless in furtherance of the liquidation of the Company, cause the Company to convert, merge, consolidate or otherwise, to a newly formed limited liability company, a partnership, a limited partnership, or a business trust (a “Liquidating Entity”) or with a third-party acquiring entity, which entity could be a partnership, limited partnership, limited liability company, trust or any other type of entity and would not be deemed an Liquidating Entity hereunder in accordance with Maryland law, at such time as the Board deems appropriate in its discretion, substantially as follows:
(a)
The Liquidating Entity shall be organized under the laws of Maryland, the laws of the United States, another state of the United States, a territory, possession or district of the United States or a foreign country.
(b)
The Board shall, in its discretion, determine the effective time for the conversion of the Company, and shall file, or cause to be filed, for record with the State Department of Assessments and Taxation of Maryland (the “SDAT”) appropriate articles (“Articles”) providing for such effective date and otherwise complying with Maryland law and other applicable law and shall file with the SDAT and other governmental authorities such other filings and documents as shall be necessary or appropriate to effect the conversion.
(c)
Upon the effective time of the conversion of the Company, the shares of Common Stock shall be automatically converted into or exchanged for corresponding ownership or beneficial interests in the Liquidating Entity. Such conversion shall have the effects provided for under applicable Maryland or other applicable law.
(d)
The Liquidating Entity shall be constituted pursuant to articles of organization, certificate of limited partnership, a certificate of trust, a limited liability company agreement, or other instrument or instruments governing the Liquidating Entity (the “Organizational Documents”) in such form and contain such terms and conditions as the Board may approve in its discretion. Without limiting the generality of the foregoing, the Organizational Documents shall provide: (i) that ownership or shares of beneficial interests in the Liquidating Entity shall not be transferable (except by will, intestate succession or operation of law); (ii) that ownership or shares of beneficial interests in the Liquidating Entity will not be represented by certificates; (iii) that the Liquidating Entity will have a finite life and will terminate upon the earlier of the complete distribution of the assets of the Liquidating Entity or a specified number of years from the date of the conversion, subject to extensions of determinate duration; and (iv) that the Liquidating Entity may disclose annual financial statements, which need not be audited, to holders of its ownership or beneficial interests (which statements, if prepared and distributed, shall be filed under cover of an Annual Report on Form 10-K under the Company’s SEC file number to the extent the Liquidating Entity is eligible to do so) but need not prepare or distribute any quarterly financial statements.
(e)
The Articles and/or the Organizational Documents shall include provisions reasonably necessary to provide that this Plan of Sale and Dissolution shall be substantially applicable to the Liquidating Entity.
(f)
The initial directors, managers, trustees or similar members of the governing body of the Liquidating Entity shall be designated by the Board.
(g)
Approval of this Plan of Sale and Dissolution shall constitute the approval by the Common Stockholders of the conversion of the Company to the Liquidating Entity, the form and substance of the Organizational Documents of the Liquidating Entity, as approved by the Board and the appointment of directors, managers, trustees or similar members of the governing body of the Liquidating Entity designated by the Board.

11.
Upon assignment and conveyance of the assets of the Company to the Common Stockholders, in complete liquidation of the Company, and the taking of all actions required under the law of the State of Maryland in connection with the Plan of Sale and Dissolution, the proper officers of the Company shall execute and cause to be filed with the SDAT, including the preparation and filing of a notice of the effective date of the dissolution (“Notice of Dissolution”), and elsewhere as may be required or deemed appropriate, such documents as may be required to dissolve the Company and terminate its existence. Upon the dissolution, the Company’s existence shall continue solely for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind down its business and affairs. During the period of the Company’s continued existence, the Board shall have the powers described in the Governing Documents.
12.
Immediately prior to the transfer of the assets of the Company to the Common Stockholders, or at such other time as the Board deems appropriate, the Board and proper officers of the Company are authorized to cause the Company to file a Form 15 (or take other appropriate action) to deregister the Common Stock under the Securities Exchange Act of 1934, as amended.
13.
The Board and the officers of the Company as the Board may direct, are hereby authorized to interpret the provisions of the Plan of Sale and Dissolution and are hereby authorized and directed to take any further actions, to execute any agreements, conveyances, assignments, transfers, certificates and other documents, as may in their judgment be necessary or desirable in order to wind down expeditiously the affairs of the Company and its subsidiaries and complete the Plan of Sale and Dissolution thereof, including, without limitation: (i) the execution of any checks, contracts, deeds, assignments, notices or other instruments necessary or appropriate to sell or otherwise dispose of, any and all property of the Company and its subsidiaries whether real or personal, tangible or intangible; (ii) the appointment of other persons to carry out any aspect of this Plan of Sale and Dissolution; (iii) the temporary investment of funds in any medium as the Board may deem appropriate; (iv) the entering into of agreements with, or modifying or amending existing agreements with any advisor, agent, employee, officer, trustee or representative of the Company and its subsidiaries; and (v) the modification of the Plan of Sale and Dissolution as may be necessary to implement the Plan of Sale and Dissolution. The death, resignation or other disability of any director or officer of the Company shall not impair the authority of the surviving or remaining directors or officers of the Company (or any persons appointed as substitutes therefor) to exercise any of the powers provided for in this Plan of Sale and Dissolution. Upon the death, resignation or other disability, the surviving or remaining directors shall have the authority to fill the vacancy or vacancies so created, but the failure to fill the vacancy or vacancies shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in this Plan of Sale and Dissolution.
14.
The validity, interpretation and performance of the Plan of Sale and Dissolution shall be controlled by and construed under the laws of the State of Maryland.
15.
Until the filing of the Notice of Dissolution with the SDAT, the Board may terminate the Plan of Sale and Dissolution without approval by the Common Stockholders if it determines that such action would be advisable and in the best interests of the Company. Notwithstanding approval of Plan of Sale and Dissolution by the Common Stockholders, until the filing of the Notice of Dissolution with the SDAT, the Board may modify or amend the Plan of Sale and Dissolution without further action by the Common Stockholders if it determines that such action would be advisable and in the best interests of the Company.

*******

Appendix B

HANCOCK PARK CORPORATE INCOME, INC.

LIQUIDATING TRUST AGREEMENT

THIS LIQUIDATING TRUST AGREEMENT (this “Agreement”) is dated as of _________________, 2026 (the “Effective Date”), by and among Hancock Park Corporate Income, Inc. (the “Company”), and [TRUSTEES] (collectively, and including any successors thereto, the “Trustees”).

RECITALS

WHEREAS, the Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended;

WHEREAS, the Board of Directors of the Company (“Board”) has determined that it is in the best interest of the Company to convert the Company into a Maryland statutory trust (the “Conversion”) and liquidate the Company’s presently owned assets in a liquidating trust;

WHEREAS, the statutory trust (the “Trust”) to be created by the filing of the Articles of Conversion (as hereinafter defined) and a Certificate of Trust (as hereinafter defined) with the State Department of Assessments and Taxation of the State of Maryland under Section 12-204 of the Maryland Statutory Trust Act (the “Maryland Act”) is intended to be such liquidating trust, with the Trustees serving as the initial trustees; and

WHEREAS, following the Conversion, the Trustees shall administer the Trust pursuant to the terms of this Agreement in order to liquidate the Trust Assets and, upon satisfaction of all related liabilities and obligations, to distribute the residue of the proceeds of the liquidation in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I
NAMES; DEFINITIONS; PRINCIPAL OFFICE; RESIDENT AGENT

1.1 Name. The Trust shall be known as “[Hancock Park Liquidating Trust]”.

1.2 Defined Terms. Terms used but not otherwise defined in this Agreement shall be defined as follows unless the context otherwise requires:

(a)
“Administrator” means [ADMINISTRATOR], or such other person selected by the Trustees to act as successor to the duties of [ADMINISTRATOR].

(b)
“Affiliate” means an “affiliated person” as defined in the Investment Company Act of 1940, as amended.

(c)
“Agreement” shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.

(d)
“Articles of Conversion” shall mean the articles of conversion in form and substance as [Annex A] attached hereto.

(e)
“Beneficial Interest” shall mean each Beneficiary’s proportionate share of the Trust Assets determined by the ratio of the number of Units held by such Beneficiary to the total number of Units held by all Beneficiaries.

(f)
“Beneficiary” shall mean each holder of Units.

(g)
“Certificate of Trust” shall mean the certificate of trust in form and substance as [Annex B] attached hereto.

(h)
“Code” shall have the meaning given to such term in [Section 2.2(c)].

(i)
“Commission” shall have the meaning given to such term in [Section 5.8(b)].

(j)
“Conversion Date” shall mean the date of the effectiveness of the Articles of Conversion and Certificate of Trust when filed with the State of Maryland under the Maryland Act.

(k)
“Independent Trustees” means [INDEPENDENT TRUSTEES], and any successor thereto the Trustees deem in their good-faith determination to not have a relationship with the Trust that would interfere with the exercise of independent judgement in carrying out the responsibility of an Independent Trustee.

(l)
“Liabilities” shall mean all taxes, tax audits and any findings arising from, in connection with or relating thereto, liens, penalties, interest, costs and expenses, unsatisfied debts, damages, losses, claims, liabilities, commitments, suits and any other obligations, whether contingent or fixed or otherwise.

(m)
“[ ]Trust Company” shall mean [TRUST COMPANY], a [STATE] chartered trust company, or such other person selected by the Trustees to act as successor to the duties of [TRUST COMPANY].

(n)
“Person” shall mean an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a trust, a joint venture, any unincorporated organization, or a government or political subdivision thereof.

(o)
“Plan” shall mean that Plan of Liquidation approved by the Company’s Board of Directors on [ ], 2026.

(p)
“Shares” shall mean the shares of common stock, $0.001 par value per share, of the Company.

(q)
“Stockholders” shall mean the holders of record of the outstanding Shares of the Company immediately prior to the effective time of the Articles of Conversion and Certificate of Trust when filed with the State of Maryland under the Maryland Act.

(r)
“Trust Assets” shall mean all the property (real, personal, tangible or intangible) held from time to time by the Trust and administered by the Trustees under this Agreement.

(s)
“Trust Subsidiary” means any corporation, partnership, limited liability company, joint venture, business trust, real estate investment trust or other organization, whether incorporated or unincorporated, or other legal entity directly owned by the Trust.

(t)
“Units” shall have the meaning given to such term in [Section 3.1(a)].

1.3 Principal Office in State of Maryland; Resident Agent; Additional Offices. The principal office of the Trust in the State of Maryland shall be located at such place as the Trustees may designate. The address of the principal office of the Trust in the State of Maryland as of the Conversion Date is [ ]. The name and address of the resident agent of the Trust in the State of Maryland are [ ]. The resident agent is a Maryland corporation. The Trust may have additional offices, including a principal executive office, at such places as the Trustees may from time to time determine or the business of the Trust may require.

1.4 Governing Instrument. This Agreement is intended to be a “governing instrument” under 12-207 of the Maryland Act.

Article II
NATURE OF THE TRUST

2.1 Conversion; Creation of Trust. The Trust shall be established upon the Conversion Date, which shall occur upon the effectiveness of the filing of the Articles of Conversion and the Certificate of Trust with the state of Maryland.

2.2 Purpose of Trust.

(a) The Trust is organized for the sole purpose of liquidating and distributing the proceeds of Trust Assets and in connection therewith to own, administer and realize the value of the Trust Assets for the ultimate purpose of liquidating the Trust Assets and distributing the net proceeds of the Trust Assets, with no objective to continue or engage in the conduct of a trade or business, except as necessary for the orderly liquidation of, and preservation or realization of the value of, the Trust Assets.

(b) In connection with the foregoing, the Trustees will (i) take such actions as they deem necessary or appropriate to carry out the purpose of the Trust and facilitate such ownership, administration, realization and liquidation of the Trust Assets, (ii) protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof, and (iii) distribute the net proceeds of the Trust Assets in accordance with the terms and conditions hereof.

(c) It is intended that, for federal, state and local income tax purposes, the Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and as a grantor trust pursuant to Sections 671 through 679 of the Internal Revenue Code of 1986, as amended (the “Code”) and any analogous provision of state or local law. As such, the Beneficiaries will be treated as both the grantors and the deemed owners of the Liquidating Trust and shall be allocated and taxed on their respective share of the Trust’s taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Trustees shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Treasury Regulation Section 1.671-4(a).

2.3 Payment of Liabilities of the Trustees. If any Liability is asserted against any Trustee as a result of the Conversion, such Trustee may use such part of the Trust Assets as may be necessary in contesting any such Liability or in payment thereof, and in no event shall such Trustee, Beneficiaries, officers of the Trust or any subsidiary of the Trust, manager, the Administrator or agents of the Trust be personally liable, nor shall resort be had to the private property of such Persons, in the event that the Trust Assets are not sufficient to satisfy the Liabilities of the Trust.

2.4 Management of Subsidiaries.

(a) Subject to the terms of any agreements governing the management and operation of any Trust Subsidiary, including without limitation with respect to obligations of the directors, officers, managers, partners or members of any such entity to act in the best interests of the Trust Subsidiary and the equity holders, partners or members of such Trust Subsidiary, the Trustees shall take such actions with respect to the Trust’s direct or indirect interest in each Trust Subsidiary (whether in connection with the Trust’s position as direct or indirect equity owner, partner, member or manager, or as a director, officer, employee or agent of such Trust Subsidiary), and shall, subject to any obligations to any other equity owners, partners or members of a Trust Subsidiary, take all commercially reasonable steps to cause each Trust Subsidiary to take such actions, as are consistent with the purposes and provisions of the Trust and this Agreement.

(b) The Trustees shall, to the extent not done on or prior to the Conversion Date, and to the extent within their reasonable power and deemed necessary or desirable by the Trustees, amend, or cause to be amended, the operating agreements and other governing documents of each Trust Subsidiary and take such other action to provide that the purpose of such entity is substantially the same as that set forth in [Section 2.2], including no objective to continue or engage in the conduct of a trade or business (other than as necessary to realize or preserve the value of its assets) and the expeditious but orderly disposition and distribution of its assets; provided that it shall not be inconsistent with the provisions of this paragraph for any Trust Subsidiary to continue to engage in a trade or business following such time as the Trust has sold all of its interests in such Trust Subsidiary in furtherance of the Plan.

(c) The Trustees shall do what they can to cause each Trust Subsidiary to distribute to the Trust and to such Trust Subsidiary’s other equity owners, partners or members, if any, in accordance with the governing documents of such Trust Subsidiary, on or before each distribution provided for in [Section 5.6] and [Section 5.7] such portion of its cash as is deemed necessary by the Trustees to make such distribution pursuant to [Section 5.6] or [Section 5.7].

(d) The Trustees may serve as partner, member, director, officer, employee or agent of a Trust Subsidiary.

2.5 Management Services Agreements.

(a) Concurrently with the Conversion, the Trust will enter into a management services agreement with the Administrator to assist in the sale of the Trust Assets, to provide oversight, reporting and administrative services, and such other matters as the parties may agree, in each case on such terms and conditions as may be approved by the Trustees; provided that such services will not overlap with the services provided by [TRUST COMPANY].

(b) Concurrently with the Conversion, the Trust will enter into a management services agreement with [TRUST COMPANY] to provide oversight, reporting and administrative services, and such other matters as the parties may agree, in each case on such terms and conditions as may be approved by the Trustees; provided that such services will not overlap with the services provided by the Administrator.

Article III
BENEFICIAL INTERESTS

3.1 Beneficial Interests.

(a) Pursuant to the Plan, effective upon the Conversion, each outstanding Share shall convert into one unit of uncertificated Beneficial Interest (a “Unit”) in the Trust for each Share then held of record by such Stockholder. Effective upon the Conversion, each Beneficiary shall have a pro rata undivided beneficial interest in the Trust Assets equal to the number of Units owned by such Beneficiary divided by the total number of Units owned by all Beneficiaries.

(b) The rights of Beneficiaries in, to and under the Trust Assets and the Trust shall not be represented by any form of certificate or other instrument, and no Beneficiary shall be entitled to such a certificate. The Trustees shall maintain, or cause to be maintained, a record of the name and address of each Beneficiary and the aggregate number of Units held by such Beneficiary.

(c) If any conflicting claims or demands are made or asserted with respect to the ownership of any Units, or if there is any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Units, then, in any of such events, the Trustees shall be entitled, at their sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Trustees may elect to make no payment or distribution with respect to such Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing, the Trustees shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands or to take any other action with respect thereto, nor shall the Trustees be liable for interest on any funds which it may so withhold. Notwithstanding anything to the contrary set forth in this [Section 3.1(c)], the Trustees shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Trustees shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Trustees a surety bond or other security satisfactory to the Trustees, as they shall deem appropriate, to fully indemnify the Trustees as between all conflicting claims or demands.

3.2 Rights of Beneficiaries. Each Beneficiary shall be entitled to participate in the rights and benefits due to such Beneficiary hereunder according to the Beneficiary’s Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of each Beneficiary hereunder is declared, and shall be in all respects, personal property and upon the death of an individual Beneficiary, the Beneficiary’s Beneficial Interest shall pass as personal property to the Beneficiary’s legal representative and such death shall in no way terminate or affect the validity of this Agreement; provided, however, the Trustees or their agents shall not be obligated to book a transfer of a deceased Beneficiary’s Beneficial Interest to his or her legal representative until the Trustees shall have received Letters Testamentary or Letters of Administration and written notice of the death of the deceased Beneficiary. A Beneficiary shall have no title to, right to, possession of, management of, or control of, any of the Trust Assets except the right to receive distributions of the net proceeds thereof as, when, and if made as expressly provided herein. No widower, widow, heir or devisee of any person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any of the Trust Assets.

3.3 Limitations on Transfer. The beneficial interest of a beneficiary may not be transferred other than by will, intestate succession or operation of law; provided that the executor or administrator of the estate of a Beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the Beneficial Interest held by the estate of such Beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficiary, upon written notice to and upon written consent of the Trustees, which consent may be withheld in the Trustees’ sole discretion. Units shall not be listed on any exchange or quoted on any quotation system. Neither the Trustees, any Beneficiary nor any employees or agents of the Trustees, if any, may take any action to facilitate or encourage the sale or transfer of any Beneficial Interests, except as permitted in this Section. Furthermore, except as may be otherwise required by law, the Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary. The interest of a Beneficiary shall be paid by the Trustees to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.

3.4 Trustees as Beneficiary. Any Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if it were not a Trustee hereunder and shall have all rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if it were not a Trustee hereunder.

Article IV
DURATION AND TERMINATION OF THE TRUST

4.1 Duration. The existence of the Trust shall terminate upon the earliest of (a) the liquidation and distribution of the net proceeds of all of the Trust Assets as provided in [Section 5.7], or (b) the expiration of a period of three years from the Conversion Date. Notwithstanding the foregoing, the Trustees may continue the existence of the Trust beyond the three-year term if the Trustees reasonably determine that an extension is necessary to fulfill the purposes of the Trust.

4.2 Other Obligations of Trustees upon Termination. Upon termination of the Trust, the Trustees shall provide for the retention of the books, records, lists of holders of Units, and files which shall have been delivered to or created by the Trustees, the Administrator, or their respective agents. At the Trustees’ discretion, all of such records and documents may be destroyed at any time after six years following the final distribution with respect to the Trust Assets. Except as otherwise specifically provided herein, upon the final distribution with respect to the Trust Assets, the Trustees shall have no further duties or obligations hereunder; provided, that the Trustees shall execute and deliver such other instruments and agreements as shall be reasonably necessary or required to effect the termination of the Trust.

Article V
ADMINISTRATION OF TRUST ASSETS

5.1 Sale of Trust Assets. The Trustees shall make continuing efforts to dispose of the Trust Assets and cause each Trust Subsidiary to dispose of its assets, to make timely distributions and to not unduly prolong the duration of the Trust. Without limiting the foregoing, and subject to the terms and conditions of this Agreement, the Trustees may, and may cause the Trust, at such times as it deems appropriate, in their discretion, collect, liquidate, reduce to cash, transfer, assign, or otherwise dispose of all or any part of the Trust Assets as they deem appropriate at public auction or at private sale for cash, securities or other property, or upon credit (either secured or unsecured as the Trustees shall determine).

5.2 Efforts to Resolve Claims and Liabilities. Subject to the terms and conditions of this Agreement, the Trustees shall make appropriate efforts to resolve any contingent or unliquidated claims and outstanding contingent Liabilities for which the Trust or any Trust Subsidiary may be responsible, administer and dispose of the Trust Assets as contemplated by this Agreement, make timely distributions to the Beneficiaries, and not unduly prolong the duration of the Trust.

5.3 Continued Collection of Trust Assets. All property that is determined to be a part of the Trust Assets shall continue to be collected by the Trustees and held as a part of the Trust. The Trustees shall hold the Trust Assets without being obligated to provide for or pay any interest thereon to any Beneficiary, except to the extent of such Beneficiary’s share of interest actually earned by the Trust after payment of the Trust’s liabilities and expenses as provided in [Section 5.5].

5.4 Restriction on Trust Assets. The Trust shall not receive, or permit any Trust Subsidiary to receive, transfers of, and shall cause to be distributed, any assets prohibited by Revenue Procedure 82-58, 1982-2 C.B. 847 (as amplified by Revenue Procedure 91-15, 1991-1 C.B. 484), as the same may be further amended, supplemented, or modified, including, but not limited to, any listed stocks or securities, any readily-marketable assets, any operating assets of a going business, any unlisted stock of a single issuer that represents 80% or more of the stock of such issuer, or any general or limited partnership interest, or any interest in a limited liability that is treated as a partnership for federal income tax purposes, it being understood that the interests in the Trust Subsidiaries do not constitute any such assets. The Trustees shall not retain (or permit any Trust Subsidiary to retain) cash in excess of a reasonable amount to meet expenses and Liabilities of the Trust and the Trust Assets (or the Trust Subsidiary and its assets).

5.5 Payment of Expenses and Liabilities. The Trustees shall pay from the Trust Assets all expenses and Liabilities of the Trust and of the Trust Assets, including, but not limited to, interest, penalties, taxes, assessments, and public charges of any kind or nature and the costs, charges, and expenses connected with or growing out of the execution or administration of the Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Trustees.

5.6 Interim Distributions. At such times as may be determined in their sole discretion, but consideration of potential liquidating distributions shall occur no less frequently than annually, and in any event within a reasonable period of time following the disposition of Trust Assets, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to the number of Units held by each Beneficiary on the record date for such distribution as determined by the Trustees in their sole discretion, the net proceeds from the disposition of Trust Assets and income from Trust investments, and such other cash or property comprising a portion of the Trust Assets as the Trustees may in their sole discretion determine may be distributed. Notwithstanding the foregoing, promptly following the Conversion and subject to the Trustees’ final approval at the time of the Trustees’ determination, the Trustees shall distribute, or cause to be distributed, to the Beneficiaries on the record date for such distribution, an amount of cash of no less than $[_] per Unit.

5.7 Final Distribution. If the Trustees determine that the Liabilities and all other claims, expenses, charges, and obligations of the Trust and the Trust Subsidiaries have been paid or discharged, and all Trust Assets have been liquidated, the Trustees shall, as expeditiously as is consistent with the conservation and protection of the Trust Assets, distribute such share to the Beneficiaries as of the record date of such distribution, in proportion to the number of Units held by each Beneficiary.

5.8 Reports to Beneficiaries.

(a) As soon as practicable after the Conversion Date, the Trustees will mail, or will cause to be mailed, to each Beneficiary a notice indicating how many Units such person beneficially owns and the names of Trustees and their contact information.

(b) As soon as practicable after the end of each fiscal year of the Trust on a timeline as though the Trust were a non-accelerated filer of reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the Trust shall file an annual report on Form 10-K with the U.S. Securities and Exchange Commission (the “Commission”) showing the assets and liabilities of the Trust at the end of the applicable calendar year and the receipts and disbursements of the Trust for such period covered by the report. The annual report also will describe the changes in the assets of the Trust and the actions taken by the Trustees during such period covered by the report. The financial statements contained within such annual report need not be audited but will be prepared on a liquidation basis in accordance with generally accepted accounting principles and will be reviewed by an independent registered public accounting firm. The Trust also will file current reports on Form 8-K with the Commission whenever an event occurs for which a Form 8-K is required to be filed for the Trust or whenever, in the opinion of the Trustees, in their discretion, any other material event relating to the Trust or its assets has occurred.

(c) The tax year and the fiscal year of the Trust shall end on December 31 of each year, unless the Trustees deem it advisable to establish some other date as the date on which the taxable year of the Trust shall end.

5.9 Federal Income Tax Information. As soon as practicable after the close of each tax year, the Trustees shall mail, or shall cause to be mailed, to each Person who was a Beneficiary during such year, a statement in accordance with Treasury Regulation Section 1.671-4(b) showing, on a per Unit basis, the Beneficiary’s allocable share of the Liquidating Trust’s items of income, gain, loss or deduction (if any) attributable to the assets held by the Trust as determined for federal income tax purposes. In addition, after receipt of a request in good faith, the Trustees shall furnish to any Person who has been a Beneficiary at any time during the preceding year, at the expense of such Person and at no cost to the Trust, a statement containing such further tax information as is reasonably available to the Trustees and reasonably requested by such Person.

5.10 Books and Records. The Trustees shall maintain in respect of the Trust and the holders of Units books and records relating to the Trust Assets and the income and liabilities of the Trust in such detail and for such period of time as may be necessary to enable the Trustees to make full and proper accounting in respect thereof in accordance with this [Article V] and to comply with applicable law. Such books and records shall be maintained on a basis or bases of accounting necessary to facilitate compliance with the tax reporting requirements of the Trust and the reporting obligations of the Trustees under [Section 5.8]. Nothing in this Agreement requires the Trustees to file any accounting or seek approval of any court with respect to the administration of the Trust or as a condition for making any payment or distribution out of the Trust Assets. Beneficiaries and their agents shall be entitled, upon 30 days’ prior written notice delivered to the Trustees, to inspect and copy (at their own expense) during normal business hours the following (and only the following) documents, solely to the extent that such documents are not publicly available on the website of the Commission: (a) this Agreement and all amendments hereto; (b) minutes of the proceedings (if any) of the Beneficiaries; (c) an annual statement of affairs (which may be the annual report contemplated by [Section 5.8(a))]; and (d) any voting trust agreements on file at the Trust’s principal office; provided that, if so requested, such Beneficiaries shall have entered into a confidentiality agreement satisfactory in form and substance to the Trustees.

5.11 Appointment of Agents, etc.

(a) The Trustees shall be responsible for the general policies of the Trust and for the general supervision of the activities of the Trust and Trust Subsidiaries conducted by all agents, officers, employees, advisors or managers of the Trust or any of the Trust Subsidiaries. The Trustees shall have the power to appoint, employ or contract with any Person or Persons as the Trustees may deem necessary or proper for the transaction of all or any portion of the activities of the Trust, including appointment of officers of the Trust and the Trust Subsidiaries and the retention of the Administrator and [TRUST COMPANY] under management services agreements, as contemplated by [Section 2.5]. For purposes of this Agreement, the Administrator and [TRUST COMPANY] shall each be deemed to be an agent of the Trust.

(b) The Trustees shall have the power to determine the terms and compensation of any Person with whom they may contract pursuant to [Section 5.11(a)].

(c) No Trustee shall be required to administer the Trust as its sole and exclusive function and a Trustee may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including in competitive business interests, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments, subject to such Trustee’s obligations under this Agreement and applicable law.

Article VI
BOARD OF TRUSTEES

6.1 Board of Trustees. The Trust and its affairs shall be governed, managed and administered by a Board of Trustees. References in this Agreement to the “Trustees” shall constitute references to the Board of Trustees acting as described in this [Article VI], unless the context otherwise requires.

6.2 Number and Qualification of Trustees.

(a) Subject to the provisions of [Section 6.3] relating to the period pending the appointment of a successor Trustee, there shall be three Trustees of this Trust comprising the Board of Trustees, who shall be citizens and residents of, or a corporation or other entity which is incorporated or formed under the laws of, a state of the United States and, if a corporation, it shall be authorized to act as a corporate fiduciary under the laws of the State of Maryland or such other jurisdiction as shall be determined by the Trustees in their sole discretion. The number of Trustees may be increased or decreased from time to time by the Trustees, provided that there shall never be fewer than one Trustee.

(b) If a corporate Trustee shall ever change its name, or shall reorganize or reincorporate, or shall merge with or into or consolidate with any other bank or trust company, such corporate trustee shall be deemed to be a continuing entity and shall continue to act as a trustee hereunder with the same liabilities, duties, powers, titles, discretions, and privileges as are herein specified for a Trustee.

(c) A majority of the Trustees shall qualify as Independent Trustees; provided that, if one or more Independent Trustees shall resign or be removed, and pending the filling of the vacancy or vacancies created by such resignation or removal less than a majority of the Trustees are Independent Trustees, the failure of a majority of the Trustees to be Independent Trustees shall not affect the validity of any action taken by the Trustees.

6.3 Resignation and Removal. Any Trustee may resign and be discharged from the Trust by giving written notice to the other Trustees; provided, that if there is only one Trustee at the time of such Trustee’s resignation, then such resigning Trustee may resign and be discharged by making a public notice of the Beneficiaries of such resignation, which may take the form of a press release or the filing with the Commission of a current report on Form 8-K announcing the same. Such resignation shall become effective on the date specified in such notice. Any Trustee may be removed at any time, with or without cause, by Beneficiaries holding in the aggregate more than two-thirds of the total Units held by all Beneficiaries at a meeting of the Beneficiaries duly called for such purpose.

6.4 Appointment of Successor. If at any time a Trustee resigns or is removed, dies, becomes mentally incompetent or physically incapable of performing such Trustee’s responsibilities hereunder (as determined by the other Trustees), or is adjudged bankrupt or insolvent, unless the remaining Trustees (if any) shall decrease the number of Trustees comprising the Board of Trustees pursuant to [Section 6.2] hereof, or in the event the number of Trustees comprising the Board of Trustees shall be increased pursuant to [Section 6.2] hereof, a vacancy shall be deemed to exist and a successor shall be appointed by action of a majority of the remaining Trustees (if any). If (a) such a vacancy is not filled by the remaining Trustees within ninety (90) days, and the remaining Trustees, if any, have notified the Beneficiaries of their inability to fill such vacancy or (b) there is no remaining Trustee then, the Beneficiaries may, pursuant to [Article XII] hereof, call a meeting to appoint a successor Trustee or successor Trustees. At such meeting, holders of a majority of the outstanding Units shall constitute a quorum and a successor Trustee or successor Trustees shall be appointed by Beneficiaries holding Units representing a majority of the total Units present at the meeting, in person or by proxy, with each Unit being entitled to be voted with respect to each vacancy to be filled at such meeting. Pending the appointment of a successor Trustee, the remaining Trustee or Trustees then serving may continue to take all actions that may be taken by the Trustees hereunder.

6.5 Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall file one counterpart with the books and records of the Trust and, in case of a resignation, deliver one counterpart to the resigning Trustee. Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Trust hereunder with like effect as if originally named therein.

6.6 Required Approval for Action by Trustees. At any time there is more than one Trustee, all action required or permitted to be taken by the Trustees, in their capacity as Trustees, shall be taken by approval, consent, vote or resolution, including by written consent, authorized by at least a majority of the Trustees.

6.7 Compensation; Expense Reimbursement. If serving as a Trustee on the Board of Trustees, the Trustees shall be entitled to receive compensation for their services as Trustees comparable to that paid by the Company to its independent directors prior to the filing of the Articles of Conversion and Certificate of Trust under the Maryland Act, consisting of reasonable meeting fees or quarterly or annual retainer fees or a combination of such fees, as determined by the Trustees. Each Trustee shall be reimbursed from the Trust Assets for all expenses reasonably incurred, and appropriately documented, by such Trustee in the performance of that Trustee’s duties in accordance with this Agreement.

Article VII
POWERS OF AND LIMITATIONS ON THE TRUSTEES

7.1 Limitations on Trustees. The Trustees shall not cause the Trust, and shall not cause any Trust Subsidiaries, to enter into or engage in any trade or business except as necessary to carry out the purposes of the Trust. In no event shall the Trustees take any action which would jeopardize the status of the Trust as a “liquidating trust” for federal, state or local income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law. The Trustees shall not invest any of the cash held as Trust Assets in securities of any other Person, except that the Trustees may invest in (a) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof, (b) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank or savings institution organized under the laws of the United States of America or any state thereof, or (c) other temporary investments not inconsistent with the Trust’s status as a liquidating trust for tax purposes.

7.2 Specific Powers of Trustees. Subject to the provisions of the terms and conditions of this Agreement, the Trustees shall have the following specific powers in addition to any and all powers conferred upon them by any other section or provision of this Agreement or any laws of the State of Maryland; provided that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Trustees to act as specifically authorized by any other section or provision of this Agreement and to act in such a manner as the Trustees may deem necessary or appropriate to conserve and protect the Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

(a)
to determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interest in, each or all of the Trust Assets;
(b)
to collect, liquidate, finance or refinance or otherwise convert into cash, or such other property as it deems appropriate, all property, assets and rights in the Trust Assets, and to pay, discharge, and satisfy all other claims, expenses, charges, Liabilities and obligations existing with respect to the Trust Assets, the Trust or the Trustees;
(c)
to elect, appoint, engage, retain or employ any Persons as officers, agents, representatives, employees or independent contractors (including without limitation investment advisors, accountants, transfer agents, attorneys-at-law, managers, appraisers, brokers, consultants or otherwise) in one or more capacities to assist in the administration, disposition, liquidation and distribution of Trust Assets, and to pay reasonable compensation from the Trust Assets for services in as many capacities as such Person may be so appointed, engaged, employed or retained, to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, employment or retention of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Trustees to officers, agents, representatives, independent contractors, employees or other Persons, including, without limitation, the retention of the Administrator and [TRUST COMPANY] and their respective affiliates to provide various services to the Trust and any Trust Subsidiary consistent with the types of services and compensation terms previously applicable to the Company prior to the formation of the Trust, plus a disposition fee with respect to the sale or other disposition of the Trust Assets;
(d)
to retain and set aside such funds out of the Trust Assets as the Trustees shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, Liabilities and obligations of the Trust or any Trust Subsidiaries; and (ii) the expenses of administering the Trust Assets;
(e)
to do and perform any and all acts necessary or appropriate for the conservation, protection and realization of the value of the Trust Assets pending sale or disposition thereof or distribution thereof to the Beneficiaries;
(f)
to institute, defend, settle or otherwise resolve actions, judgments or claims for declaratory relief or other actions, judgments or claims and to take such other action, in the name of the Trust or any Trust Subsidiary, or as otherwise required, as the Trustees may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, or rights relating to or forming a part of the Trust Assets;
(g)
to determine conclusively from time to time the fair value of and to revalue the securities and other property of the Trust, with the assistance of independent valuation or other experts or other information as it deems necessary or appropriate;
(h)
to cancel, terminate or amend any instruments, contracts, agreements, obligations, or causes of action relating to or forming a part of the Trust Assets, and to execute new instruments, contracts, agreements, obligations or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations, or causes of action may extend beyond the terms of the Trust;
(i)
in the event any of the assets or property which is or may become a part of the Trust Assets is situated in any state or other jurisdiction in which any Trustee is not qualified to act as a Trustee, to nominate and appoint an individual or corporate trustee qualified to act in such state or other jurisdiction in connection with the assets or property situated in that state or other jurisdiction as a trustee of such assets or property and require from such trustee such security, if any, as may be designated by the Trustees, which, in the sole discretion of the Trustees may be paid out of the Trust Assets. The trustee so appointed shall have all the rights, powers, privileges and duties and shall be subject to the conditions and limitations of the Trust, except as limited by the Trustees and except where the same may be modified by the laws of such state or other jurisdiction (in which case, the laws of the state or other jurisdiction in which such trustee is acting shall prevail to the extent necessary). Such trustee shall be answerable to the Trustees herein appointed for all monies, assets and other property which may be received by it in connection with the administration of such assets or property. The Trustees hereunder may remove such trustee, with or without cause, and appoint a successor trustee at any time by the execution by the Trustees of a written instrument declaring such trustee removed from office, and specifying the effective date of removal;

(j)
to cause any investments of any part of the Trust Assets to be registered and held in its name or in the names of a nominee or nominees without increase or decrease of liability with respect thereto;
(k)
to (i) terminate and dissolve any entities owned by the Trust or any Trust Subsidiary and (ii) form any new entities to be owned by the Trust or any Trust Subsidiary, provided that the interests in any such newly formed entities would not constitute assets prohibited this Agreement and by Revenue Procedure 82-58, 1982-2 C.B. 847 (as amplified by Revenue Procedure 91-15, 1991-1 C.B. 484), as the same may be further amended, supplemented, or modified;
(l)
to perform any act authorized, permitted, or required under any instrument, contract, agreement, right, obligation, or cause of action relating to or forming a part of the Trust Assets whether in the nature of an approval, consent, demand, or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement; and
(m)
adopt Bylaws not inconsistent with this Agreement providing for the conduct of the business of the Trust and to amend and repeal them.

7.3 Affiliate Transactions; Other Activities.

(a)
The Trustees shall not cause the Trust to enter into or engage in any transaction with an Affiliate except as otherwise would be permitted under the Investment Company Act of 1940, as amended (including Section 56 thereof).

(b)
Rights of Trustees, Employees, Independent Contractors and Agents to Own Units or Other Property and to Engage in Other Business. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Administrator and [TRUST COMPANY], may own, hold and dispose of Units for its individual account, and may exercise all rights thereof and thereunder to the same extent and in the same manner as if it were not a Trustee, officer, employee, independent contractor or agent of the Trust. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Administrator and [TRUST COMPANY], may, in its personal capacity or in the capacity of trustee, manager, officer, director, stockholder, partner, member, advisor, employee of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Trust, including business interests and holdings that are competitive with the Trust. Any Trustee, officer, employee, independent contractor or agent of the Trust, including the Administrator and [TRUST COMPANY], may be a trustee, manager, officer, director, stockholder, partner, member, advisor, employee or independent contractor of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as a Trustee, employee, independent contractor or agent, including as manager or from the Administrator or [TRUST COMPANY], or otherwise hereunder so long as such interest is disclosed to the Trustees. None of these activities in and of themselves shall be deemed to conflict with its duties as a Trustee, officer, employee, independent contractor or agent of the Trust, including as the Administrator or as [TRUST COMPANY]. The doctrine of corporate opportunity, or any analogous doctrine, shall not apply to the Trustees or officers or other agents of the Trust or the Trust Subsidiaries, including the Administrator and [TRUST COMPANY]. No Trustee or officer who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Trust shall have any duty to communicate or offer such opportunity to the Trust, and such Trustee shall not be liable to the Trust or to the Beneficiaries for breach of any fiduciary or other duty by reason of the fact that such Trustee pursues or acquires for, or directs such opportunity to another Person or does not communicate such opportunity or information to the Trust. Neither the Trust nor any Beneficiary shall have any rights or obligations by virtue of this Agreement or the trust relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of such ventures, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. Any Trustee may engage or be interested in any financial or other transaction with the Beneficiaries or any Affiliate of the Trust or the Beneficiaries, or may act as a depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Trust or the Beneficiaries or their Affiliates.

Article VIII
DUTIES AND LIABILITIES OF THE TRUSTEES,
BENEFICIARIES AND AGENTS; INDEMNIFICATION

8.1 Generally. The Trustees accept and undertake to discharge the Trust, upon the terms and conditions hereof, on behalf of the Beneficiaries. Each Trustee shall exercise such rights and powers vested in the Trustees by this Agreement in good faith, and use the same degree of care and skill in his, her, or its exercise as a prudent man or woman would exercise or use under the circumstances in the conduct of his or her own affairs, and no Trustee shall have or be deemed to have any fiduciary or other duty to the Trust, any Trust Subsidiary, any Beneficiary, any Trustee or any other Person, except for such duties as are expressly provided by this Agreement. The provisions of this Agreement, to the extent that they restrict or otherwise limit the duties and liabilities of the Trustees otherwise existing at law or in equity are agreed by the parties hereto to replace such other duties and liabilities of the Trustees. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees or officers of a Maryland statutory trust, no present or former Trustee or officer or other agent of the Trust or of any Trust Subsidiary, including the Administrator and [TRUST COMPANY], shall be subject to any personal liability whatsoever in tort, contract or otherwise, to the Trust, any Beneficiary or any other Person. Neither the amendment nor repeal of this [Section 8.1], nor the adoption or amendment of any other provision of this Agreement inconsistent with this [Section 8.1], shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption. In addition, notwithstanding the foregoing:

(a) no successor Trustee shall be responsible for the acts or omissions of a Trustee in office prior to the date on which such successor becomes a Trustee;

(b) the Trustees shall not be required to perform any duties or obligations except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustees;

(c) in the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth, accuracy and completeness thereof, on the statements and certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement;

(d) no Trustee shall be liable for any act which such Trustee may do or omit to do hereunder, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent, representative or attorney appointed by the Trustees, or for anything that it may do or refrain from doing in connection with this Agreement while acting in good faith; and

(e) no Trustee shall be liable with respect to any action taken or omitted to be taken by such Trustee in accordance with (i) a written opinion of legal counsel addressed to the Trustees or (ii) the direction of Beneficiaries having aggregate Beneficial Interests of at least a majority of all Beneficial Interests relating to the exercise by the Trustees of any trust or power conferred upon the Trustees under this Agreement.

8.2 Reliance by Trustees.

(a) The Trustees may consult with legal counsel, auditors or other experts to be selected by them and the advice or opinion of such counsel, auditors, or other experts shall be full and complete personal protection to the Trustees and agents of the Trust in respect of any action taken or suffered by the Trustees in good faith and in the reliance on, or in accordance with, such advice or opinion.

(b) Persons dealing with the Trustees shall look only to the Trust Assets to satisfy any liability incurred by the Trustees to such Person in carrying out the terms of the Trust, and the Trustees shall have no personal or individual obligation to satisfy any such liability.

(c) As far as reasonably practicable, the Trustees shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Trustees nor their agents shall be liable thereunder, and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided that the omission of such provision from any such instrument shall not render the Beneficiaries, the Trustees or their agents liable, nor shall the Trustees be liable to anyone for such omission.

8.3 Limitation on Liability to Third Persons. No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract, or otherwise, to any Person in connection with the Trust Assets or the affairs of the Trust. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees or officers of a Maryland statutory trust, no present or former Trustee or officer or other agent of the Trust or of any Trust Subsidiary, including the Administrator and [TRUST COMPANY], shall be subject to any personal liability whatsoever in tort, contract or otherwise, to the Trust, any Beneficiary or any other Person. All Persons shall look solely to the Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trustees shall, at all times, at the expense of the Trust, maintain insurance for the protection of the Trust Assets, its Beneficiaries, the Trustees and agents in such amount as the Trustees shall deem adequate, in the exercise of their discretion, to cover all foreseeable liability to the extent available at reasonable rates. Neither the amendment nor repeal of this [Section 8.3], nor the adoption or amendment of any other provision of this Agreement inconsistent with this [Section 8.3], shall apply to or affect in any respect the applicability of the preceding sentences with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

8.4 Recitals. Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by a Trustee or agent of the Trust only in its capacity as a Trustee under this Agreement, or in its capacity as an agent of the Trust.

8.5 Indemnification. The Trustees and each Person appointed or employed by the Trustees pursuant to [Section 5.11], including the Administrator and [TRUST COMPANY], and the directors, officers, employees, managers and agents of each Trustee (each such person an “Indemnified Person” and collectively the “Indemnified Persons”), shall, to the fullest extent permitted by law, be indemnified out of the Trust Assets against all claims, actions, liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust, the Administrator, [TRUST COMPANY], or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened: (a) in the case of a Trustee or a Person appointed by the Trustees pursuant to [Section 5.11], including the Administrator and [TRUST COMPANY], while in office or thereafter, by reason of his being or having been such a Trustee, the Administrator, [TRUST COMPANY], employee or agent including, without limitation, in connection with or arising out of any action, suit or other proceeding based on any alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act of any such Trustee, the Administrator, [TRUST COMPANY] or Person in such capacity: and (b) in the case of any director, officer, employee, manager or agent of any such Person, by reason of any such Person exercising or failing to exercise any right or power hereunder. The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled; provided that no Indemnified Person may satisfy any right of indemnity or reimbursement granted herein, or to which the Indemnified Person may be otherwise entitled, except out of the Trust Assets, and no Beneficiary shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees shall make advance payments in connection with indemnification under this [Section 8.5], provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event that it is subsequently determined that the Indemnified Person is not entitled to such indemnification. The Trustees shall cause the Trust to purchase such insurance as they believe, in the exercise of their discretion, adequately insures that each Indemnified Person shall be indemnified against any such claims, actions, liabilities and expenses pursuant to this [Section 8.5], which insurance will be similar in coverage for such Indemnified Person as the Company’s Directors and Officers insurance policy in place before the Conversion Date. Nothing contained herein shall restrict the right of the Trustees to indemnify or reimburse such Indemnified Person in any proper case, even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law.

8.6 Reliance on Statements by Trustees. Any Person dealing with the Trustees shall be fully protected in relying upon a certificate of the Trustees with respect to the authority that a Trustee, or any officer or agent of the Trust, has to take any action with respect to the Trust. Any Person dealing with the Trustees shall be fully protected in relying upon a certificate of the Trustees setting forth the facts concerning any action taken by a Trustee pursuant to this Agreement.

Article IX
CERTAIN MATTERS CONCERNING THE BENEFICIARIES

9.1 Evidence of Action by Beneficiaries. Whenever in this Agreement it is provided that the Beneficiaries may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Trustee, the appointment of a successor Trustee, or the taking of any other action), the fact that at the time of taking any such action such Beneficiaries have joined therein may be evidenced: (a) by any instrument or any number of instruments of similar tenor executed by the Beneficiaries in person or by proxy, agent or attorney appointed in writing; or (b) by the record of the Beneficiaries voting in person or by proxy in favor thereof at any meeting of Beneficiaries duly called and held in accordance with the provisions of [Article X].

9.2 Limitation on Suits by Beneficiaries. No Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustees upon or under or with respect to the Trust Assets or the agreements relating to or forming part of the Trust Assets, and the Beneficiaries (by their acceptance of any distribution made to them pursuant to this Agreement) waive any such right.

9.3 Requirement of Undertaking. The Trustees may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustees for any action taken or omitted to be taken by them as Trustees, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this [Section 9.3] shall not apply to any suit by the Trustees.

Article X
MEETINGS OF BENEFICIARIES

10.1 Purpose of Meetings. A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement expressly permit Beneficiaries to take either acting alone or with the Trustees.

10.2 Meeting Called by Trustees. The Trustees may at any time call a meeting of the Beneficiaries to be held at such time and at such place as the Trustees shall determine. Written notice of any meeting of the Beneficiaries shall be given by the Trustees (except as provided in [Section 10.3]), which written notice shall set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than 60 nor less than 10 days before such meeting is to be held to all of the Beneficiaries of record not more than 60 days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

10.3 Meeting Called on Request of Beneficiaries. Within 30 days after written request to the Trustees by Beneficiaries holding an aggregate of at least a majority of the total Units held by all Beneficiaries to call a meeting of all Beneficiaries (but only to transact business permitted by [Section 10.1] hereof), which written request shall specify in reasonable detail the action proposed to be taken, the Trustees shall proceed under the provisions of [Section 10.2] to call a meeting of the Beneficiaries.

10.4 Persons Entitled to Vote at Meeting of Beneficiaries. Each Beneficiary shall be entitled to vote at a meeting of the Beneficiaries either in person or by his proxy duly authorized in writing. The signature of the Beneficiary on such written authorization need not be witnessed or notarized. Each Beneficiary shall be entitled to a number of votes equal to the number of Units held by such Beneficiary as of the applicable record date.

10.5 Quorum; Vote Required for Approval. Except as otherwise required by this Agreement or law, Beneficiaries holding at least the number of Units in the aggregate sufficient to take action on any matter for which such meeting was called shall be necessary to constitute a quorum at any meeting of Beneficiaries for the transaction of business. If less than a quorum is present, the Trustees or Beneficiaries having aggregate Units of at least a majority of the total Units held by all Beneficiaries represented at the meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present. Except to the extent a different percentage is specified in this Agreement for a particular matter or is required by law, when a quorum is present, any act requiring the approval of the Beneficiaries shall be approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

10.6 Adjournment of Meeting. Subject to [Section 10.5], meeting of Beneficiaries may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

10.7 Conduct of Meetings. The Trustees shall appoint the Chairman and the Secretary of the meeting and may adopt such rules for the conduct of such meeting as it shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Agreement. The vote upon any resolution submitted to any meeting of Beneficiaries shall be by written ballot. An Inspector of Votes, appointed by the Chairman of the meeting, shall count all votes cast at the meeting, in person or by proxy, for or against any resolution and shall make and file with the Secretary of the meeting their verified written report. In the event that a meeting of the Beneficiaries is held when there are no Trustees then in office, the Beneficiaries present or represented by proxy may adopt such rules for the conduct of such meeting as they shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Agreement.

10.8 Record of Meeting. A record of the proceedings of each meeting of Beneficiaries shall be prepared by the Secretary of the meeting. The record shall be signed and verified by the Secretary of the meeting and shall be delivered to the Trustees to be preserved by them. Any record so signed and verified shall be conclusive evidence of all of the matters therein stated.

Article XI
AMENDMENTS

11.1 Amendments Requiring Consent of Beneficiaries. This Agreement may be amended from time to time by the Trustees, with the approval of Beneficiaries holding a majority of the total Units outstanding, or such greater or lesser percentage as shall be specified in this Agreement for the taking of an action by the Beneficiaries under the affected provision of this Agreement, obtained at a meeting of the Beneficiaries duly called for such purpose; provided that no such amendment shall increase the potential liability of the Trustees hereunder without the written consent of the Trustees; provided, further, that no such amendment shall permit the Trustees to engage in any activity prohibited by [Section 7.1] hereof or affect the Beneficiaries’ rights to receive their pro rata shares of the Trust Assets at the time of any distribution, and no such amendment shall, or cause the Trustees to take any action that would, jeopardize the status of the Trust as a “liquidating trust” for federal, state, or local income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law or jeopardize the Beneficiaries treatment as other than the owners of their respective shares of the Trust’s taxable income pursuant to Section 671 through 679 of the Code and any analogous provision of state or local law.

11.2 Amendments Not Requiring Consent of Beneficiaries. This Agreement may be amended from time to time by the Trustees, without the consent of any of the Beneficiaries, (a) to add to the representations, duties or obligations of the Trustees or surrender any right or power granted to the Trustees herein; (b) to facilitate the transferability by Beneficiaries of Trust Units, subject to the ability of the liquidating trust to remain eligible for relief from the registration and reporting requirements under the Exchange Act, (c) to comply with applicable laws, including tax laws or to satisfy any requirements, conditions, guidelines or opinions contained in any opinion, directive, order, ruling or regulation of the Commission, the Internal Revenue Service or any other U.S. federal or state or non-U.S. governmental agency, compliance with which the Trustees deem to be in the best interest of the Beneficiaries as a whole, (d) to enable the Trust to obtain no-action assurances from the staff of the Commission regarding relief from registration and reporting requirements under the Exchange Act, which relief the Trustees deem to be in the best interest of the Beneficiaries as a whole, (e) to enable the Trust to be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, if the Trustees deem it to be in the best interests of the Beneficiaries as a whole, or (f) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add any other provision with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement.

11.3 Notice and Effect of Amendment. Upon the execution of any such declaration of amendment by the Trustees, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Trustees and the Beneficiaries under this Agreement shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall thereby be deemed to be part of the terms and conditions of this Agreement for any and all purposes.

Article XII
MISCELLANEOUS PROVISIONS

12.1 Filing Documents. This Agreement shall be filed or recorded in such office or offices as the Trustees may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the principal executive office of the Trust and shall be available at all times during regular business hours for inspection by any Beneficiary or such Beneficiary’s duly authorized representative. The Trustees shall file or record any amendment of this Agreement in the same places where the original Agreement is filed or recorded to the extent the Trustees may determine such filing to be necessary or desirable. The Trustees shall file or record any instrument which relates to any change in the name or office of a Trustee in the same places where the original Agreement is filed or recorded to the extent the Trustees may determine such filing to be necessary or desirable.

12.2 Intention of Parties to Establish Trust. This Agreement is not intended to create, and shall not be interpreted as creating, a corporation, association, partnership, or joint venture of any kind for purposes of federal income taxation or for any other purpose.

12.3 Laws as to Construction. This Agreement, the internal affairs of the Trust, and the liability of the Trustees as trustees, and the Beneficiaries as holders of Beneficial Interests, for any debt, obligation, or other liability of the Trust shall be governed by and construed in accordance with the internal laws of the State of Maryland, except to the extent that the provisions of any applicable law are permitted to be varied by the provisions of the Agreement, in which event the provisions of this Agreement shall govern; provided that the Maryland Act (except as varied hereby), and not the laws applicable to common law trusts, shall govern the Trust, this Agreement, and the rights and obligations of the Trustees and the Beneficiaries. The Trustees, the Company and the Beneficiaries (by their acceptance of any distributions made to them pursuant to this Agreement) consent and agree that this Agreement shall be governed by and construed in accordance with such laws.

12.4 Beneficiaries Have No Rights or Privileges as Stockholders. Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges as Beneficiaries attributable to their former status as Stockholder.

12.5 Exclusive Forum for Certain Litigation. Unless the Trustees consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any action asserting a claim of breach of any duty owed by any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Administrator, to the Trust or any Beneficiary or such Beneficiary’s heirs or devisees or, if applicable, plan participant or account owner, (b) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Administrator, pursuant to any provision of the Maryland Statutory Trust Act or this Agreement or (c) any action asserting a claim against the Trust or any Trustee or any officer, employee, independent contractor or agent of the Trust or any Trust Subsidiary, including the Administrator that is governed by the internal affairs doctrine.

12.6 Severability. In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

12.7 Notices.

(a) Any notice or other communication by the Trustees to any Beneficiary shall be in writing and shall be deemed to have been duly given for all purposes when (i) deposited in the mail, postage prepaid, for delivery to, or deposited with a courier service for delivery to, such Person, or (ii) delivered personally to such Person, in each case at his address as shown in the records of the Trust.

(b) All notices and other communications under this Agreement to any party hereto shall be in writing and shall be deemed to have been duly given for all purposes when (i) deposited in the mail, postage prepaid, for delivery to, or deposited with a courier service for delivery to, such party, or (ii) delivered personally, in each case at the following address or at such other addresses as shall be specified by the parties by like notice.

(A)	If to the Trust or the Trustees:

[LIQUIDATING TRUST]

[ADDRESS]

[CITY, STATE, ZIP]

(B)	If to the Company:

[COMPANY]

[ADDRESS]

[CITY, STATE, ZIP]

12.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, Hancock Park Corporate Income, Inc. has caused this Agreement to be executed by an authorized officer, and the Trustees herein have executed this Agreement, effective this ______ day of _________________, 2026.

THE COMPANY:

Hancock Park Corporate Income, Inc.

By:
Bilal Rashid
President and Chief Executive Officer

THE TRUSTEES:

By:
[ ]

By:
[ ]

By:
[ ]

*******

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

HANCOCK PARK CORPORATE INCOME, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 6, 2026

The undersigned, revoking all prior proxies, hereby appoints Kyle Spina and Tod K. Reichert as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of Hancock Park Corporate Income, Inc. held of record by the undersigned on August 11, 2026 at the Annual Meeting of Stockholders to be held on October 6, 2026 at 10:00 a.m., local time, at 222 West Adams Street, Suite 1850, Chicago, Illinois 60606, and any adjournments or postponements thereof. The undersigned hereby directs Messrs. Spina and Reichert to vote in accordance with their best judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE OF OUR BOARD OF DIRECTORS UNDER PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5 AND, IN THE DISCRETION OF MESSRS. SPINA AND REICHERT, ON ANY OTHER ITEMS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ATTENDANCE OF THE UNDERSIGNED IN PERSON AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THE PROXY UNLESS THE UNDERSIGNED REVOKES THIS PROXY IN WRITING.

(Continued and to be signed on the reverse side)

HANCOCK PARK CORPORATE INCOME, INC. 222 WEST ADAMS STREET SUITE 1850 CHICAGO, IL 60606

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 5, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on October 5, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

HANCOCK PARK CORPORATE INCOME, INC.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE LISTED DIRECTOR NOMINEE AND FOR PROPOSALS 2, 3, 4 AND 5.

1. The election of the following person (except as marked to the contrary) as a director who will serve as a Class I director of Hancock Park Corporate Income, Inc. until 2029, or until his successor is elected and qualified.

	For Nominee ☐		Withhold from Nominee ☐	Abstain ☐
Nominee: Class I Director
01) Ashwin Ranganathan

2. The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.				FOR ☐	AGAINST ☐	ABSTAIN ☐

3. The approval of the Plan of Sale and Dissolution, including the sale of all or substantially all of our assets and the dissolution of Hancock Park Corporate Income, Inc.				FOR ☐	AGAINST ☐	ABSTAIN ☐
4. The approval of the withdrawal of our election to be regulated as a business development company under the Investment Company Act of 1940, as amended.				FOR ☐	AGAINST ☐	ABSTAIN ☐

5. The approval of any adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are insufficient votes at the time of the Annual Meeting to approve any of the foregoing proposals.

				FOR ☐	AGAINST ☐	ABSTAIN ☐
Note: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
Please indicate if you plan to attend this meeting	YES ☐	NO ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date
[PLEASE SIGN WITHIN BOX]